N-CSR

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07322

The Integrity Funds

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant’s telephone number, including area code: 701-852-5292

Date of fiscal year end: July 31st

Date of reporting period: July 31, 2023

Item 1. REPORTS TO STOCKHOLDERS.

THE INTEGRITY FUNDS

Integrity Dividend Harvest Fund

Integrity Dividend Summit Fund

Integrity Growth & Income Fund

Integrity High Income Fund

Integrity Mid-North American Resources Fund

Integrity Short Term Government Fund

Annual Report | July 31, 2023

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian UMB Bank 928 Grand Blvd. Kansas City, MO 64106
Independent Registered Public Accounting Firm Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

INTEGRITY DIVIDEND HARVEST FUND

DEAR SHAREHOLDERS:

Enclosed is the annual report of the operations for the Integrity Dividend Harvest Fund (the “Fund”) for the year ended July 31, 2023 (“the period”). The Fund’s portfolio and related financial statements are presented within for your review.

The period saw the S&P 500 TR Index return 13.02%. Against a backdrop of high inflation, high interest rates, and global geopolitical turmoil, the market managed to provide double digit returns. This is likely due to the market’s forward looking nature. After a large pullback in the prior period, investors started to look for positive signs that might drive the market higher. The Federal Reserve provided a glimmer of hope as they began slowing the pace of interest rate increases, signaling that the end to the rate hike cycle may be near. While value stocks dominated the first half of the period, growth stocks took over in the back half. Much of the market’s YTD 2023 gains were driven by a handful of growth stocks with triple-digit returns. Rates of over 5% in money market funds drew the attention of income investors. It is yet to be seen if the recent rise in rates will lead to a “soft landing” or if a recession still looms around the corner.

Per the U.S. Bureau of Labor Statistics, the unemployment rate remained relatively flat over the period, ending at 3.5%. The Federal Reserve’s Federal Open Market Committee continued raising interest rates in an attempt to slow inflation. As of the end of the period, the target range for the federal funds rate stood at 5.25% to 5.50%, up from 2.25% to 2.50% at the beginning of the period. The rate of the increases did slow near the end of the period, including one meeting where the rate was not raised at all.

During the period, the Technology sector was the best performer, followed by Communication Services. The market’s recovery rally has been led by certain stocks in these sectors such as Apple, Microsoft, Nvidia, Alphabet, and Meta. The worst performing sectors were Real Estate and Utilities. Real Estate was negatively impacted by the work-from-home trend which has now caused many office buildings to remain well under capacity. Utilities stocks, valued for their generally stable dividends, didn’t look quite as attractive to investors who could find income from money markets, certificates of deposit, and treasuries.

The Fund’s total returns for Class A, C, and I Shares were 5.31%, 4.50%, and 5.58%, respectively, without sales charge, for the year ended July 31, 2023 while the S&P 500 returned 13.02%. The Fund is in the Morningstar Large Value category which returned 8.61% over the same time period. The Fund underperformed both its Morningstar category and the S&P 500. The Fund’s underperformance relative to the S&P 500 was primarily driven by stock selection in Communication Services, an overweight allocation to Utilities, and an underweight allocation to Technology. Aiding relative performance was an underweight allocation to Real Estate and stock selection in Technology.

The Fund seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital. The Portfolio Management Team (“Team”) considers dividend yield, dividend growth rate, earnings growth, price-to-earnings multiples, and balance sheet strength. The Team emphasizes dividend yield in selecting stocks for the Fund because the Team believes that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than appreciation.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY DIVIDEND HARVEST FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2023

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	5.31%	13.02%	8.90%	9.32%	9.98%
Class A With sales charge (5.00%)	0.05%	11.10%	7.79%	8.77%	9.47%
Class C Without CDSC	4.50%	12.16%	8.07%	N/A	8.50%
Class C With CDSC (1.00%)	3.50%	12.16%	8.07%	N/A	8.50%
Class I Without sales charge	5.58%	13.29%	9.16%	N/A	8.64%
* May 1, 2012 for Class A; August 3, 2015 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.43%, 2.18%, and 1.18% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2023 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.95%, 1.70%, and 0.70% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2023 with the approval of the Fund’s Board of Trustees.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY DIVIDEND SUMMIT FUND

DEAR SHAREHOLDERS:

Enclosed is the annual report of the operations for the Integrity Dividend Summit Fund (the “Fund”) for the period of May 1, 2023 (inception of operations) through July 31, 2023 (the “period”). The Fund’s portfolio and related financial statements are presented within for your review.

The period saw the S&P 500 TR Index return 13.02%. Against a backdrop of high inflation, high interest rates, and global geopolitical turmoil, the market managed to provide double digit returns. This is likely due to the market’s forward looking nature. After a large pullback in the prior period, investors started to look for positive signs that might drive the market higher. The Federal Reserve provided a glimmer of hope as they began slowing the pace of interest rate increases, signaling that the end to the rate hike cycle may be near. While value stocks dominated the first half of the period, growth stocks took over in the back half. Much of the market’s YTD 2023 gains were driven by a handful of growth stocks with triple-digit returns. Rates of over 5% in money market funds drew the attention of income investors. It is yet to be seen if the recent rise in rates will lead to a “soft landing” or if a recession still looms around the corner.

Per the U.S. Bureau of Labor Statistics, the unemployment rate remained relatively flat over the period, ending at 3.5%. The Federal Reserve’s Federal Open Market Committee continued raising interest rates in an attempt to slow inflation. As of the end of the period, the target range for the federal funds rate stood at 5.25% to 5.50%, up from 2.25% to 2.50% at the beginning of the period. The rate of the increases did slow near the end of the period, including one meeting where the rate was not raised at all.

During the period, the Technology sector was the best performer, followed by Communication Services. The market’s recovery rally has been led by certain stocks in these sectors such as Apple, Microsoft, Nvidia, Alphabet, and Meta. The worst performing sectors were Real Estate and Utilities. Real Estate was negatively impacted by the work-from-home trend which has now caused many office buildings to remain well under capacity. Utilities stocks, valued for their generally stable dividends, didn’t look quite as attractive to investors who could find income from money markets, certificates of deposit, and treasuries.

The Fund’s total returns for Class A, C, and I Shares were 3.25%, 3.25%, and 3.31%, respectively, without sales charge and including voluntary and contractual expense waivers and reimbursements, since inception through July 31st 2023 while the Russell 1000 Value returned 6.19% over the same period. The Fund’s underperformance relative to the Russell 1000 Value was primarily driven by stock selection in Communication Services and an overweight allocation to Consumer Staples. Aiding relative performance was stock selection in Financials.

The Fund seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital. The Portfolio Management Team (“Team”) considers dividend yield, dividend growth rate, earnings growth, price-to-earnings multiples, and balance sheet strength. The Team emphasizes dividend yield in selecting stocks for the Fund because the Team believes that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than appreciation.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY DIVIDEND SUMMIT FUND

PERFORMANCE (unaudited)

Total Returns from May 1, 2023 (Inception date) through July 31, 2023

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	N/A	N/A	N/A	N/A	3.25%
Class A With sales charge (5.00%)	N/A	N/A	N/A	N/A	-1.95%
Class C Without CDSC	N/A	N/A	N/A	N/A	3.25%
Class C With CDSC (1.00%)	N/A	N/A	N/A	N/A	2.25%
Class I Without sales charge	N/A	N/A	N/A	N/A	3.31%
* May 1, 2023 for Class A, C and I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 12.71%, 13.45%, and 12.42% for Class A, C, and I, respectively. Management has voluntarily waived all expenses for the period May 1, 2023 (Inception date) through July 31, 2023. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal period was 0.00%, 0.00%, and 0.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2024 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.99%, 1.74%, and 0.74% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2024 with the approval of the Fund’s Board of Trustees. In addition, the Fund’s investment adviser has voluntarily waived and reimbursed all expenses indefinitely.

The table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

INTEGRITY GROWTH & INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the annual report of the operations for the Integrity Growth & Income Fund (the “Fund”) for the year ended July 31, 2023 (“the period”). The Fund’s portfolio and related financial statements are presented within for your review.

The period saw the S&P 500 TR Index return 13.02%. Against a backdrop of high inflation, high interest rates, and global geopolitical turmoil, the market managed to provide double digit returns. This is likely due to the market’s forward looking nature. After a large pullback in the prior period, investors started to look for positive signs that might drive the market higher. The Federal Reserve provided a glimmer of hope as they began slowing the pace of interest rate increases, signaling that the end to the rate hike cycle may be near. While value stocks dominated the first half of the period, growth stocks took over in the back half. Much of the market’s YTD 2023 gains were driven by a handful of growth stocks with triple-digit returns. Rates of over 5% in money market funds drew the attention of income investors. It is yet to be seen if the recent rise in rates will lead to a “soft landing” or if a recession still looms around the corner.

Per the U.S. Bureau of Labor Statistics, the unemployment rate remained relatively flat over the period, ending at 3.5%. The Federal Reserve’s Federal Open Market Committee continued raising interest rates in an attempt to slow inflation. As of the end of the period, the target range for the federal funds rate stood at 5.25% to 5.50%, up from 2.25% to 2.50% at the beginning of the period. The rate of the increases did slow near the end of the period, including one meeting where the rate was not raised at all.

During the period, the Technology sector was the best performer, followed by Communication Services. The market’s recovery rally has been led by certain stocks in these sectors such as Apple, Microsoft, Nvidia, Alphabet, and Meta. The worst performing sectors were Real Estate and Utilities. Real Estate was negatively impacted by the work-from-home trend which has now caused many office buildings to remain well under capacity. Utilities stocks, valued for their generally stable dividends, didn’t look quite as attractive to investors who could find income from money markets, certificates of deposit, and treasuries.

The Fund’s total returns for Class A, C, and I Shares were 12.98%, 12.14%, and 13.25%, respectively, without sales charge, for the year ended July 31, 2023 while the S&P 500 returned 13.02%. The Fund is in the Morningstar Large Blend category which returned 11.44% over the same time period. The Fund outperformed its Morningstar category and performed in-line with the S&P 500. The Fund’s performance relative to the S&P 500 was aided by stock selection in Technology, an overweight allocation to Technology, and an underweight allocation to Healthcare. Detracting from relative performance was stock selection in Communication Services.

The Fund is managed using a blended growth and income investment strategy. We seek to invest primarily in domestic common stocks, balancing investments between growth and dividend paying stocks, depending on where we see the best value. We also try to emphasize companies we believe offer both attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY GROWTH & INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2023

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	12.98%	11.55%	11.65%	10.66%	9.24%
Class A With sales charge (5.00%)	7.33%	9.66%	10.51%	10.10%	9.04%
Class C Without CDSC	12.14%	10.81%	11.03%	N/A	9.88%
Class C With CDSC (1.00%)	11.14%	10.81%	11.03%	N/A	9.88%
Class I Without sales charge	13.25%	11.83%	11.94%	N/A	12.51%
* January 3, 1995 for Class A; August 3, 2015 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.83%, 2.58%, and 1.58% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.24%, 1.99%, and 0.99% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2023 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.24%, 1.99%, and 0.99% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2023 with the approval of the Fund’s Board of Trustees.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY HIGH INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the annual report of the operations for the Integrity High Income Fund (the “High Income Fund” or the “Fund”) for the year ended July 31, 2023. The Fund’s portfolio and related financial statements are presented within for your review.

Market Environment

At the beginning of the annual review period on the heels of the worst first half of any calendar year ever, the high yield market rallied on strong corporate earnings and a rebound in higher quality bonds due in part to a decline in US Treasury rates. By mid-August, however, a dramatic reversal ensued as commentary from central banks remained hawkish and recession concerns increased, causing extreme market volatility and negative high yield returns for the balance of the third quarter. Despite selling off the last two weeks of the year, the high yield market experienced a slight reprieve during the fourth quarter and carried that momentum into January. High yield, and risk assets more broadly, posted solid 1Q23 gains despite the continued macro headwinds. Central banks continued their rhetoric on the dangers of runaway inflation versus a hard landing scenario and faced new challenges as the second largest bank failure in US history occurred. Subsequent contagion risk/fears emerged across US regional banks, just days before UBS acquired Credit Suisse in a government backed deal, marking the first time two Systemically Important Banks merged. Prior to March, high yield outperformed in January on no real news other than speculation that the Fed would not follow through with continued hikes and that inflation was moderating. This reversed in February as yields across the US Treasury curve increased 40-60bps following the release of strong economic and inflationary data. While macro sentiment was cautious at the outset of the second quarter, high yield was largely out of the eye of the storm as it entered an earnings season that yet again met/beat weak expectations. Sector and issuer dispersion continued to percolate; consumer experience sectors are posting record numbers and backlog while telecom faces a higher capex environment amid elevated borrowing costs and chemical companies end markets struggle to find demand. The Fed paused in June but indicated future rate hikes were still the expectation, and subsequent strong economic and employment data further cemented the market’s belief for a 25bp hike in July. High yield generated carry returns for the second quarter, fueled by the risk-on rally in June. July was another strong return month for high yield with lower quality leading the way again as positive inflation data, better-than-expected second quarter earnings and a strong technical drove spreads near the 400bp level. The Fed remained hawkish with the expected 25bp point hike although gave acknowledgement to the recent positive data, suggesting a pause may be ahead. Risk assets now trade at valuations that take a hard landing off the table with mentions of Goldilocks and no landing increasing. Little new supply and increasing demand for high yield is providing a strong technical to secondary market prices.

The high yield market returned +4.41% for the trailing twelve-month period ending July 31st (as measured by the Bloomberg Barclays U.S. High Yield Index) as spreads tightened 101 bps to 397 bps while yields increased 0.68% to 8.41%. After repricing in 1H22, yields and spreads have been largely range-bound over the last year but trending tighter in July. Outperformance came from down-in-quality bonds with CCCs (+6.48%) outperforming Single Bs (+5.20%) and BBs (+2.98%) for the trailing year. Sectors outperforming included Oil Field Services (+20.35%), Leisure (+13.49%), and Gaming (+11.92%), while Wireless (-5.61%), Health Insurance (-3.76%) and Wirelines (-3.36%) lagged.

Year-to-date, gross issuance of $102.3bn and net of $38.1bn compares to $72.9bn and $38.5bn through the first 7 months in 2022 and $106.5bn and $56.0bn for the full year. Capital market activity for high yield bonds for the year-to-date period has priced $102.3bn, tracking marginally ahead of last year’s record low pace. Refinancing represents 63% of the activity year-to-date. Mutual fund flows have been positive recently with a $1.3 billion inflow in July following $2.7bn in June, bringing the year-to-date outflows to -$9.3bn. Recall, full year 2022’s -$48.9bn outflow was the most on record. Year-to-date, bonds for thirteen companies have defaulted totaling $16.1bn. The trailing 12-month par weighted default rate of 1.18% has risen from last year (0.83%) but remains well below the long- term average of 3.50%.

With a +4.41% return for the trailing twelve-month period ended July 31, 2023, high yield (as measured by Bloomberg Barclays U.S. High Yield Index) outperformed all other major fixed income asset classes including emerging markets (EMCB), +3.11%; high-grade credit (C0A0), -1.07%; U.S. Aggregate (D0A0), -3.49%; and 5-year Treasuries (GA05), -3.89%.

Fund Performance and Positioning

For the twelve-month period ended July 31, 2023, the Integrity High Income Fund returned +2.41% (A Class Shares, net of fees), +1.65% (C Class Shares, net of fees) and +2.66% (I Class Shares, net of fees) compared to its benchmark, the Bloomberg Barclays U.S. High Yield Index, which returned +4.41%. The Fund underperformed the benchmark for the twelve-month period, as a result of security selection in the wirelines, retailers and gaming sectors. Specifically, relative weightings in Lumen Technologies, Rite Aid Corporation, iHeartmedia, Wesco Aircraft Holdings and Carnival Corporation detracted from performance in the period. Alternatively, relative performance benefitted from security selection in the automotive, pharmaceuticals and independent sectors. The largest contributions to performance resulted from relative weightings in Bausch Health Companies, Cooper Standard Holdings, Chord Energy Corporation, Next Alt Sarl, and CSC Holdings.

Compared to the benchmark on July 31, 2023, the Fund remained overweight in cable satellite, consumer products and automotive due to our view of the relative value opportunities within those sectors. The Fund was underweight in finance companies, gaming and P&C because we have not found these sectors attractive due to challenging fundamental outlooks or rich valuations. Relative to the benchmark on July 31, 2023, the Fund’s yield, spread and duration are lower than those of the benchmark.

Market Outlook

The high yield market has tightened over 70bps through the recent trading range, returning 6.83% year-to-date (as measured by Bloomberg Barclays U.S. High Yield Index). While defaults are likely to continue to rise, the trailing twelve-month default rate actually fell to 1.18% in July, compared to the long-term average of 3.50%. Thus, despite the move in spreads, valuations remain fair and reflect the current risk in the market. Despite the outperformance from lower quality, dispersion continues to increase as pockets of idiosyncratic stresses emerge. Given the strong fundamentals and supportive technicals, we believe high yield will continue to provide attractive carry for the rest of 2023.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert L. Cook Managing Director J.P. Morgan Investment Management, Inc.	Thomas G. Hauser Managing Director J.P. Morgan Investment Management, Inc.

The views expressed are those of Robert L. Cook, Senior Portfolio Manager and Managing Director, and Thomas G. Hauser, Vice President, J.P. Morgan Investment Management, Inc. (“JPMIM”), sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY HIGH INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2023

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	2.41%	2.06%	3.24%	3.92%	4.76%
Class A With sales charge (4.25%)	-2.00%	0.60%	2.35%	3.47%	4.53%
Class C Without CDSC	1.65%	1.31%	2.48%	3.15%	3.96%
Class C With CDSC (1.00%)	0.68%	1.31%	2.48%	3.15%	3.96%
Class I Without sales charge	2.66%	2.31%	3.47%	N/A	4.26%
* April 30, 2004 for Class A and C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.68%, 2.43%, and 1.43% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.99%, 1.74%, and 0.74% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2023 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.99%, 1.74%, and 0.74% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2023 with the approval of the Fund’s Board of Trustees.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND

DEAR SHAREHOLDERS:

Enclosed is the annual report of the operations for the Integrity Mid-North American Resources Fund (the “Fund”) for the year ended July 31, 2023 (“the period”). The Fund’s portfolio and related financial statements are presented within for your review.

Market Review

The period saw the S&P 500 TR Index return 13.02%. Against a backdrop of high inflation, high interest rates, and global geopolitical turmoil, the market managed to provide double digit returns. This is likely due to the market’s forward looking nature. After a large pullback in the prior period, investors started to look for positive signs that might drive the market higher. The Federal Reserve provided a glimmer of hope as they began slowing the pace of interest rate increases, signaling that the end to the rate hike cycle may be near. While value stocks dominated the first half of the period, growth stocks took over in the back half. Much of the market’s YTD 2023 gains were driven by a handful of growth stocks with triple-digit returns. Rates of over 5% in money market funds drew the attention of income investors. It is yet to be seen if the recent rise in rates will lead to a “soft landing” or if a recession still looms around the corner.

Per the U.S. Bureau of Labor Statistics, the unemployment rate remained relatively flat over the period, ending at 3.5%. The Federal Reserve’s Federal Open Market Committee continued raising interest rates in an attempt to slow inflation. As of the end of the period, the target range for the federal funds rate stood at 5.25% to 5.50%, up from 2.25% to 2.50% at the beginning of the period. The rate of the increases did slow near the end of the period, including one meeting where the rate was not raised at all.

During the period, the Technology sector was the best performer, followed by Communication Services. The market’s recovery rally has been led by certain stocks in these sectors such as Apple, Microsoft, Nvidia, Alphabet, and Meta. The worst performing sectors were Real Estate and Utilities. Real Estate was negatively impacted by the work-from-home trend which has now caused many office buildings to remain well under capacity. Utilities stocks, valued for their generally stable dividends, didn’t look quite as attractive to investors who could find income from money markets, certificates of deposit, and treasuries.

Energy Review

Crude oil trended lower over the course of the third quarter of 2022 due to bearish factors both on the demand and supply side. The global economic outlook was dimmed by waves of aggressive tightening of monetary policy around the world in response to stubbornly high inflation. Additionally, China’s continued adoption of their zero COVID policy reduced demand as well as demand forecasts. On the supply side, planned monthly production increases by OPEC and OECD strategic petroleum reserve (SPR) releases over the third quarter loosened global supply. Towards the end of the third quarter 2022, OPEC shifted to a stance of supporting crude oil prices through a two million barrels of oil per day production cut. This production cut highlights the economic incentive for OPEC to prioritize price over production.

For the third quarter of 2022, the Fund (Class A Shares) returned 0.50% compared to a gain of 2.39% for the S&P 1500 Energy Index, a gain of 0.42% for the iShares S&P Global Clean Energy Index and a loss of -0.44% for the Morningstar Equity Energy category. WTI crude oil decreased 18.68% to end the quarter at $79.49 and Brent crude oil decreased 15.35% to end the quarter at $85.14.

The fourth quarter of 2022 brought increased volatility for commodities and energy equities. Crude oil and energy equities performed well into the midterm elections, however, China’s zero-COVID policy and recessionary concerns’ negative implications for global demand began to pressure crude oil. Seller’s fatigue prompted a recovery in both crude oil and energy equities in December, while natural gas continued to slide on mild winter weather and better than expected inventories. The fundamental backdrop for the energy sector remained strong as global inventories were tight and supply and demand dynamics continued to be supportive. Additionally, OPEC’s price over market share focus has helped put a floor in for crude oil prices.

For the fourth quarter 2022, the Fund (Class A Shares) returned 14.09% compared to a gain of 22.15% for the S&P 1500 Energy Index, a gain of 3.98% for the iShares S&P Global Clean Energy Index, and a gain of 20.25% for the Morningstar Equity Energy category. WTI crude oil increased 4.74% to end the quarter at $80.26 and Brent crude oil increased 6.44% to end the quarter at $85.91.

Over the first two months of 2023, crude oil ebbed and flowed between $74 and $80/barrel. Energy equities predominately followed suit and saw a modest increase through February. In March, turmoil hit the U.S. banking system with the failures of Silicon Valley Bank and Signature Bank. This triggered a massive risk off trade in which crude oil sold off by 17% in less than two weeks. Over the first half of March 2023, energy equities went from being solidly in positive territory for the year to being down over 8% YTD. Both crude oil and energy equities rallied over the last two weeks of March but closed the quarter in negative territory.

For the first quarter of 2023, the Fund (Class A Shares) returned -6.96% compared to a loss of -4.94% for the S&P 1500 Energy Index, a loss of -0.35% for the iShares S&P Global Clean Energy Index, and a loss of -3.72% for the Morningstar Equity Energy category. WTI crude oil decreased 5.94% to end the quarter at $75.67 and Brent crude oil decreased 5.75% to end the quarter at $79.89.

Crude oil trended lower over the second quarter of 2023. Energy equities followed suit through the first two months of the second quarter, however, traded materially higher over the month of June, led by oilfield service. Recession fears drove down oil prices over the quarter which led to a substantial decline in drilling activity. OPEC continued to cut oil production in an effort to bolster oil prices, but were not enough to offset weak demand trends.

For the second quarter of 2023, the Fund (Class A Shares) returned 0.87% compared to a loss of -0.41% for the S&P 1500 Energy Index, a loss of -6.98% for the iShares S&P Global Clean Energy Index, and a gain of 0.23% for the Morningstar Equity Energy category. WTI crude oil decreased 6.36% to end the quarter at $70.64 and Brent crude oil decreased 4.67% to end the quarter at $75.41.

In the month of July, WTI crude prices surged 15% to close the month at $81.32. The Fund (Class A Shares) gained 9.28% in July, 1.33% ahead of the S&P 1500 Energy Index and 0.64% behind of the Morningstar Equity Energy category.

The Fund’s total returns for Class A, C, and I Shares were 6.23%, 5.50%, and 6.65%, respectively, without sales charge, for the year ended July 31, 2023, compared to returns of 18.58%, 12.97%, and 15.87% for the S&P 1500 Energy Index, the S&P 1500 Index, and the Morningstar Equity Energy Category, respectively. Detracting from the Fund’s performance relative to its Morningstar category was an overweight allocation to renewable energy and selection within oilfield service and midstream. Aiding relative performance was an overweight allocation to oilfield service.

If you would like more frequent updates, please visit the Fund’s website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management, LLC (“Viking Fund Management”, “VFM”, or the “Adviser”). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2023

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	6.23%	28.77%	0.54%	0.17%	5.27%
Class A With sales charge (5.00%)	0.86%	26.53%	-0.47%	-0.34%	5.05%
Class C Without CDSC	5.50%	28.10%	0.02%	N/A	-2.67%
Class C With CDSC (1.00%)	4.50%	28.10%	0.02%	N/A	-2.67%
Class I Without sales charge	6.65%	29.39%	1.04%	N/A	3.37%
* April 5, 1999 for Class A; May 1, 2014 for Class C; August 1, 2016 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.56%, 2.06%, and 1.06% for Class A, C, and I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2023 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 1.50%, 2.00%, and 1.00% for Class A, C, and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2023 with the approval of the Fund’s Board of Trustees.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends. The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser. The Fund’s performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

INTEGRITY SHORT TERM GOVERNMENT FUND

DEAR SHAREHOLDERS:

Enclosed is the annual report of the operations for the Integrity Short Term Government Fund (the “Fund”) for the year ended July 31, 2023. The Fund’s portfolio and related financial statements are presented within for your review.

Market Environment

During the 12-month period, the fixed income market witnessed another sharp spike in Treasury yields across the yield curve with curve flattening significantly between the 2-year and 10-year maturities as the 2-year Treasury yield rose by 1.99% and the 10-year yield increased by 1.31%, reflecting the market’s dramatic pricing out of swift monetary policy normalization by the Fed. As a result, the Bloomberg U.S. Aggregate Bond Index, a broad market fixed income measure, declined -3.37% over the year (following the -9.12% decline over the preceding 12-month period).

Notwithstanding moderating inflation data at year end, a tight labor market along with the Federal Reserve’s pushing back against market speculation of Fed Funds rate cuts in 2023 were key drivers of the interest rate moves by the end of last year. Risk assets started the new year with strong gains across markets. Market expectations that central banks might be closer to an inflection point in their current interest rate hiking cycle drove interest rates lower in January. However, rates reversed course in February as robust economic data prompted market concern that any near term pause in policy rate hikes might be postponed. Market volatility spiked in March with the collapse of Silicon Valley Bank and Signature Bank in the US. Intervention by central banks and banking regulators, including launching of the Bank Term Funding Program (BTFP), lifting of the deposit insurance limit, and the acquisition of First Republic by J.P. Morgan were instrumental in restoring investor confidence in the financial system and prevented further financial fallout.

In total, the Federal Reserve raised the Fed Funds rate by 75bps prior to a pause during the June meeting, as it maintained that measures adopted by regulators should prevent any further financial meltdown as related to the regional bank crisis. The labor market also remained tight and core CPI remained elevated. By mid-May, market focus had shifted towards the prospect of an imminent U.S. government default. Eventually a debt ceiling bill raising the government borrowing limit was passed in early June. The Fed subsequently left their target rates unchanged at the June meeting as Chair Powell indicated that the Federal Open Market Committee (FOMC) was considering a more gradual approach in Fed Funds policy. However, the Summary of Economic Projections showed a median funds rate projection of 5.625% by the end of 2023, an increase of 50bps over the rates that were kept constant at the May meeting. In July, the Federal Reserve raised the Fed Funds rate by an additional 25bps, although the market was expecting that it would be the last hike in the current cycle. Risk assets rallied as a result.

Portfolio Performance and Positioning

The Fund’s total returns for Class I and A shares were -1.97% and -2.08%, respectively, for the year ended July 31, 2023, compared to a return of 0.15% for the ICE BofA Merrill Lynch 1-3 Year Bond Index. The Fund’s performance was driven mainly by the spread widening of the overall Agency MBS market, offset by the relatively stable cash flow and high interest income of our portfolio.

In our view, interest rate volatility-adjusted valuations on Agency MBS have approached levels reached during the Global Financial Crisis. As interest rates stabilize, we see upside for Agency MBS returns. At these levels, Agency MBS yields are attractive relative to similar duration corporate credit and can cushion further potential interest rate increases. Given the very flat yield curve, we prefer short/intermediate maturity securitized products such as Agency MBS. Historically, the Treasury yield curve steepens with longer maturity yields increasing more (or decreasing less) relative to shorter maturity yields as the Fed approaches the end of a hiking cycle. This technical dynamic further supports shorter duration fixed income securities such as Agency MBS in our opinion. Currently, the portfolio is titled towards highly seasoned, short duration Agency MBS. We also believe Agency Commercial Mortgage-Backed Securities offer good relative value.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

M.D. Sass Investors Services, Inc.

The views expressed are those of M.D. Sass Investor Services, Inc., sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund’s investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY SHORT TERM GOVERNMENT FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment

Average Annual Total Returns for the periods ended July 31, 2023

	1 year	3 year	5 year	10 year	Since Inception*
Class A Without sales charge	-2.08%	-2.05%	N/A	N/A	1.64%
Class A With sales charge (2.00%)	-4.02%	-2.71%	N/A	N/A	-0.40%
Class I Without sales charge	-1.97%	-1.82%	0.16%	0.55%	0.68%
* January 21, 2020 for Class A; June 30, 2011 for Class I

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) for the year ended July 31, 2023 was 1.33% and 1.08% for Class A and Class I, respectively. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) for the year ended July 31, 2023 was 0.80% and 0.55% (annualized) for Class A and I, respectively. The Fund’s investment adviser has contractually agreed to waive fees and reimburse expenses through November 29, 2023 so that total annual fund operating expenses after fee waivers and expense reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.80% and 0.55% for Class A and I, respectively. This expense limitation agreement may only be terminated or modified prior to November 29, 2023 with the approval of the Fund’s Board of Trustees.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares. The graph comparing the Fund’s performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY DIVIDEND HARVEST FUND

PORTFOLIO MARKET SECTORS July 31, 2023

Financials	17.1%
Information Technology	15.9%
Health Care	15.1%
Consumer Staples	14.5%
Energy	10.1%
Utilities	9.1%
Consumer Discretionary	5.3%
Industrials	4.3%
Communication Services	4.1%
Materials	3.6%
Cash Equivalents and Other	0.9%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2023

		Fair
	Shares	Value
COMMON STOCKS (99.1%)

Communication Services (4.1%)
BCE Inc	125,000	$5,402,500
Verizon Communications Inc	247,000	8,417,760
		13,820,260
Consumer Discretionary (5.3%)
Genuine Parts Co	17,000	2,647,240
Home Depot Inc/The	18,000	6,009,120
McDonald’s Corp	4,000	1,172,800
Target Corp	31,000	4,230,570
Whirlpool Corp	27,000	3,895,020
		17,954,750
Consumer Staples (14.5%)
Altria Group Inc	135,000	6,131,700
British American Tobacco PLC ADR	160,000	5,388,800
Coca Cola Co/The	113,000	6,998,090
Kimberly Clark Corp	63,000	8,133,300
PepsiCo Inc	50,000	9,373,000
Philip Morris International Inc	90,000	8,974,800
Procter & Gamble Co/The	25,000	3,907,500
		48,907,190
Energy (10.1%)
Devon Energy Corp	90,000	4,860,000
Enbridge Inc	170,000	6,256,000
Exxon Mobil Corp	53,000	5,683,720
Phillips 66	40,000	4,462,000
Pioneer Natural Resources Co	36,000	8,124,120
TransCanada Corp	130,000	4,663,100
		34,048,940
Financials (17.1%)
Allstate Corp/The	50,000	5,634,000
Bank of America Corp	170,000	5,440,000
BlackRock Inc	11,000	8,127,350
JPMorgan Chase & Co	75,000	11,847,000
Morgan Stanley	100,000	9,156,000
Old Republic International Corp	110,000	3,032,700
PNC Financial Services Group Inc/The	21,000	2,874,690
Prudential Financial Inc	88,000	8,491,120
US Bancorp	85,000	3,372,800
		57,975,660
Health Care (15.1%)
AbbVie Inc	142,000	21,240,360
Bristol Myers Squibb Co	78,000	4,850,820
CVS Health Corp	35,000	2,614,150
Johnson & Johnson	38,000	6,366,140
Merck & Co Inc	81,000	8,638,650
Pfizer Inc	204,000	7,356,240
		51,066,360
Industrials (4.3%)
Caterpillar Inc	17,000	4,507,890
Illinois Tool Works Inc	14,000	3,686,480
Lockheed Martin Corp	7,000	3,124,590
United Parcel Service Inc	18,000	3,368,340
		14,687,300
Information Technology (15.9%)
Broadcom Inc	28,500	25,611,525
International Business Machines Corp	39,000	5,623,020
QUALCOMM Inc	78,000	10,309,260
Skyworks Solutions Inc	40,000	4,574,800
Texas Instruments Inc	43,000	7,740,000
		53,858,605
Materials (3.6%)
Air Products & Chemicals Inc	12,000	3,663,960
Sociedad Quimica y Minera de Chile SA ADR	45,000	3,316,050
LyondellBasell Industries NV	54,000	5,338,440
		12,318,450
Utilities (9.1%)
AES Corp/The	210,000	4,542,300
American Electric Power Co Inc	94,000	7,965,560
Duke Energy Corp	48,000	4,493,760
Entergy Corp	73,000	7,497,100
NextEra Energy Inc	85,000	6,230,500
		30,729,220

TOTAL COMMON STOCKS (COST: $297,707,583)		$335,366,735

SHORT-TERM INVESTMENTS (0.8%)
(a) Morgan Stanley Inst’l Liquidity Fund, 5.19%	2,673,298	2,673,298
TOTAL SHORT-TERM INVESTMENTS (Cost $2,673,298)		$2,673,298

TOTAL INVESTMENTS (Cost $300,380,881) (99.9%)		338,040,033

OTHER ASSETS LESS LIABILITIES (0.1%)		$235,598

NET ASSETS (100.0%)		$338,275,631

PLC - Public Limited Company
ADR - American Depositary Receipt
(a) Seven day yield as of July 31, 2023.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND SUMMIT FUND

PORTFOLIO MARKET SECTORS July 31, 2023

Materials	19.2%
Energy	15.2%
Financials	14.7%
Consumer Staples	13.8%
Cash Equivalents and Other	10.4%
Health Care	9.3%
Information Technology	6.7%
Utilities	4.0%
Communication Services	3.4%
Consumer Discretionary	3.3%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2023

		Fair
	Shares	Value
COMMON STOCKS (89.6%)

Communication Services (3.4%)
Verizon Communications Inc	640	$21,811

Consumer Discretionary (3.3%)
Best Buy Co Inc	140	11,627
Whirlpool Corp	70	10,098
		21,725
Consumer Staples (13.8%)
Altria Group Inc	1,000	45,420
British American Tobacco PLC ADR	500	16,840
Philip Morris International Inc	230	22,936
Walgreens Boots Alliance Inc	150	4,495
		89,691
Energy (15.2%)
Enbridge Inc	600	22,080
Oasis Petroleum Inc	250	39,210
Pembina Pipeline Corp	330	10,454
Pioneer Natural Resources Co	120	27,080
		98,824
Financials (14.7%)
PNC Financial Services Group Inc/The	130	17,796
T Rowe Price Group Inc	90	11,093
Prudential Financial Inc	430	41,491
Regions Financial Corp	770	15,685
US Bancorp	240	9,523
		95,588
Health Care (9.3%)
AbbVie Inc	190	28,420
Pfizer Inc	600	21,636
Sanofi ADR	200	10,674
		60,730
Information Technology (6.7%)
Broadcom Inc	10	8,987
International Business Machines Corp	200	28,836
Seagate Technology PLC	90	5,715
		43,538
Materials (19.2%)
BHP Group Ltd ADR	370	23,180
Dow Inc	270	15,247
Rio Tinto PLC ADR	700	46,585
Sociedad Quimica y Minera de Chile SA ADR	400	29,476
LyondellBasell Industries NV	110	10,875
		125,363
Utilities (4.0%)
Duke Energy Corp	150	14,043
Entergy Corp	120	12,324
		26,367

TOTAL COMMON STOCKS (COST: $562,289)		$583,637

SHORT-TERM INVESTMENTS (10.2%)
(a) Morgan Stanley Inst’l Liquidity Fund, 5.19%	66,482	66,482
TOTAL SHORT-TERM INVESTMENTS (Cost $66,482)		$66,482

TOTAL INVESTMENTS (Cost $628,771) (99.8%)		650,119

OTHER ASSETS LESS LIABILITIES (0.2%)		$1,150

NET ASSETS (100.0%)		$651,269

PLC - Public Limited Company
ADR - American Depositary Receipt
(a) Seven day yield as of July 31, 2023.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

PORTFOLIO MARKET SECTORS July 31, 2023

Information Technology	39.5%
Industrials	11.9%
Consumer Discretionary	10.7%
Financials	10.0%
Cash Equivalents and Other	9.5%
Health Care	7.6%
Consumer Staples	4.6%
Materials	2.9%
Communication Services	1.1%
Utilities	1.1%
Energy	1.1%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2023

		Fair
	Shares	Value
COMMON STOCKS (90.5%)

Communication Services (1.1%)
AT&T Inc	65,000	$943,800

Consumer Discretionary (10.7%)
Home Depot Inc/The	6,000	2,003,040
Lowe’s Cos Inc	10,000	2,342,700
Starbucks Corp	22,000	2,234,540
Target Corp	18,000	2,456,460
		9,036,740
Consumer Staples (4.6%)
Kimberly Clark Corp	14,000	1,807,400
PepsiCo Inc	11,000	2,062,060
		3,869,460
Energy (1.1%)
Kinder Morgan Inc/DE	50,000	885,500

Financials (10.0%)
Bank of America Corp	30,000	960,000
BlackRock Inc	3,000	2,216,550
JPMorgan Chase & Co	12,000	1,895,520
PNC Financial Services Group Inc/The	10,000	1,368,900
S&P Global Inc	5,000	1,972,550
		8,413,520
Health Care (7.6%)
*Edwards Lifesciences Corp	20,000	1,641,400
Thermo Fisher Scientific Inc	5,000	2,743,300
UnitedHealth Group Inc	4,000	2,025,480
		6,410,180
Industrials (11.9%)
Caterpillar Inc	4,500	1,193,265
Deere & Co	4,000	1,718,400
FedEx Corp	7,000	1,889,650
3M Co	8,000	892,000
Waste Management Inc	13,000	2,129,270
Trane Technologies plc	11,000	2,193,840
		10,016,425
Information Technology (39.5%)
*Advanced Micro Devices Inc	17,000	1,944,800
Apple Inc	20,000	3,929,000
Cisco Systems Inc	35,000	1,821,400
Intel Corp	40,000	1,430,800
Intuit Inc	5,000	2,558,500
KLA Tencor Corp	6,000	3,083,700
Lam Research Corp	4,000	2,873,960
Mastercard Inc	7,000	2,759,960
Microsoft Corp	6,000	2,015,520
NVIDIA Corp	10,000	4,672,900
QUALCOMM Inc	20,000	2,643,400
Visa Inc	15,000	3,565,950
		33,299,890
Materials (2.9%)
Air Products & Chemicals Inc	8,000	2,442,640

Utilities (1.1%)
Exelon Corp	21,000	879,060

TOTAL COMMON STOCKS (COST: $45,381,159)		$76,197,215

SHORT-TERM INVESTMENTS (9.5%)
(a) Morgan Stanley Inst’l Liquidity Fund, 5.19%	7,997,488	7,997,488
TOTAL SHORT-TERM INVESTMENTS (Cost $7,997,488)		$7,997,488

TOTAL INVESTMENTS (Cost $53,378,647) (100.0%)		84,194,703

OTHER ASSETS LESS LIABILITIES (0.0%)		$14,954

NET ASSETS (100.0%)		$84,209,657

*Non-income producing
PLC - Public Limited Company
(a) Seven day yield as of July 31, 2023.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND

PORTFOLIO MARKET SECTORS July 31, 2023

Consumer Discretionary	26.1%
Industrials	14.6%
Communication Services	12.3%
Energy	12.1%
Health Care	10.4%
Materials	5.9%
Information Technology	5.6%
Consumer Staples	5.1%
Cash Equivalents and Other	4.1%
Financials	2.1%
Utilities	1.1%
Real Estate	0.6%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2023

	Principal	Fair
	Amount	Value
CORPORATE BONDS (94.4%)

Communication Services (12.0%)
Altice France SA/France - 144A 5.500% 01/15/2028 Callable @ 101.375 09/15/2023	200,000	$146,721
*(1) AMC Entertainment Holdings Inc - 144A 10.000% 06/15/2026 Callable @ 106.000 06/15/2023	27,692	19,081
Arches Buyer Inc - 144A 4.250% 06/01/2028 Callable @ 102.125 12/01/2023	70,000	60,904
Arches Buyer Inc - 144A 6.125% 12/01/2028 Callable @ 103.063 12/01/2023	17,000	14,641
Centerfield Media Parent Inc - 144A 6.625% 08/01/2026 Callable @ 103.313 08/01/2023	40,000	29,807
CenturyLink Inc - 144A 4.000% 02/15/2027 Callable @ 101.000 02/15/2024	315,000	207,157
Cinemark USA Inc - 144A 5.250% 07/15/2028 Callable @ 102.625 07/15/2024	45,000	39,618
Cinemark USA Inc - 144A 8.750% 05/01/2025 Callable @ 100.000 05/01/2024	16,000	16,160
CSC Holdings LLC - 144A 5.750% 01/15/2030 Callable @ 102.875 01/15/2025	200,000	103,546
CSC Holdings LLC - 144A 6.500% 02/01/2029 Callable @ 103.250 02/01/2024	400,000	339,728
(4) Diamond Sports Group LLC / Diamond Sports Finance Co - 144A 5.375% 08/15/2026 Callable @ 101.344 08/15/2023	45,000	1,406
DIRECTV Holdings LLC / DIRECTV Financing Co Inc - 144A 5.875% 08/15/2027 Callable @ 104.406 08/15/2023	242,000	218,315
DISH Network Corp 2.375% 03/15/2024	100,000	91,750
DISH Network Corp 3.375% 08/15/2026	73,000	40,479
*DISH Network Corp - 144A 11.750% 11/15/2027 Callable @ 100.000 05/15/2025	222,000	223,677
Entercom Media Corp - 144A 6.500% 05/01/2027 Callable @ 101.625 05/01/2024	130,000	1,950
Frontier Communications Holdings LLC 5.875% 11/01/2029 Callable @ 102.938 11/01/2024	14,737	10,806
Frontier Communications Corp - 144A 5.000% 05/01/2028 Callable @ 102.500 05/01/2024	185,000	156,816
Frontier Communications Corp - 144A 5.875% 10/15/2027 Callable @ 102.938 10/15/2023	4,000	3,664
Frontier Communications Corp - 144A 6.750% 05/01/2029 Callable @ 103.375 05/01/2024	9,000	6,956
Frontier Communications Holdings LLC - 144A 6.000% 01/15/2030 Callable @ 103.000 10/15/2024	27,000	19,610
Frontier Communications Holdings LLC - 144A 8.750% 05/15/2030 Callable @ 140.375 05/15/2025	49,000	47,277
Gannett Holdings LLC - 144A 6.000% 11/01/2026 Callable @ 103.000 11/01/2023	47,000	40,455
Gray Escrow II Inc - 144A 5.375% 11/15/2031 Callable @ 102.688 11/15/2026	44,000	30,140
Gray Escrow Inc - 144A 7.000% 05/15/2027 Callable @ 101.750 05/15/2024	72,000	62,280
Gray Television Inc - 144A 4.750% 10/15/2030 Callable @ 102.375 10/15/2025	158,000	109,085
iHeartCommunications Inc 6.375% 05/01/2026 Callable @ 100.000 05/01/2024	176,189	152,314
iHeartCommunications Inc 8.375% 05/01/2027 Callable @ 100.000 05/01/2024	164,489	113,159
iHeartCommunications Inc - 144A 5.250% 08/15/2027 Callable @ 101.313 08/15/2023	165,000	129,818
+^(3) Intelsat Emergence SA Escrow .000% 07/15/2025	90,000	9
+^(3) Intelsat Emergence SA Escrow .000% 08/01/2023	146,000	15
+^(3) Intelsat Emergence SA Escrow .000% 10/15/2024	172,000	17
Intelsat SA - 144A 6.500% 03/15/2030 Callable @ 100.000 03/15/2025	290,000	264,908
Level 3 Financing Inc - 144A 3.625% 01/15/2029 Callable @ 101.813 01/15/2024	39,000	25,735
Level 3 Financing Inc - 144A 4.250% 07/01/2028 Callable @ 101.063 07/01/2024	45,000	31,840
Level 3 Financing Inc - 144A 4.625% 09/15/2027 Callable @ 101.156 09/15/2023	95,000	72,151
Live Nation Entertainment Inc - 144A 3.750% 01/15/2028 Callable @ 102.813 01/15/2024	37,000	33,143
Live Nation Entertainment Inc - 144A 4.750% 10/15/2027 Callable @ 102.375 10/15/2023	185,000	171,745
Live Nation Entertainment Inc - 144A 5.625% 03/15/2026 Callable @ 100.000 03/15/2024	70,000	68,197
Live Nation Entertainment Inc - 144A 6.500% 05/15/2027 Callable @ 103.250 05/15/2024	273,000	274,368
Lumen Tech Inc - 144A 4.500% 01/15/2029 Callable @ 102.250 01/15/2024	40,000	16,400
Lumen Tech Inc - 144A 5.125% 12/15/2026 Callable @ 101.281 12/15/2023	247,000	128,440
Lumen Technologies Inc - 144A 5.375% 06/15/2029 Callable @ 102.688 06/15/2024	70,000	31,048
Mav Acquisition Corp - 144A 5.750% 08/01/2028 Callable @ 102.875 08/01/2024	75,000	65,894
Midas OpCo Holdings LLC - 144A 5.625% 08/15/2029 Callable @ 102.813 08/15/2024	98,000	83,385
Midcontinent Communications / Midcontinent Finance Corp - 144A 5.375% 08/15/2027 Callable @ 101.344 08/15/2023	50,000	47,161
(4) National CineMedia LLC - 144A 5.875% 04/15/2028 Callable @ 101.958 04/15/2024	25,000	7,750
News Corp - 144A 3.875% 05/15/2029 Callable @ 100.000 05/15/2024	87,000	76,828
News Corp - 144A 5.125% 02/15/2032 Callable @ 102.563 02/15/2027	40,000	36,600
Nexstar Broadcasting Inc - 144A 4.750% 11/01/2028 Callable @ 102.375 11/01/2023	191,000	168,349
Nexstar Escrow Inc - 144A 5.625% 07/15/2027 Callable @ 101.406 07/15/2024	304,000	285,836
SBA Communications Corp 3.125% 02/01/2029 Callable @ 101.563 02/01/2024	58,000	48,886
Scripps Escrow Inc - 144A 5.875% 07/15/2027 Callable @ 100.469 07/15/2024	50,000	41,471
(5) Shutterfly Finance LLC - 144A 8.500% (4.2500%) 10/01/2027 Callable @ 100.000 06/09/2025	171,000	111,076
Shutterfly Finance LLC - 144A 9.750% 10/01/2027 Callable @ 100.000 06/09/2025	20,730	20,635
Sinclair Television Group Inc - 144A 4.125% 12/01/2030 Callable @ 102.063 12/01/2025	65,000	42,379
Sirius XM Radio Inc - 144A 3.875% 09/01/2031 Callable @ 101.938 09/01/2026	65,000	50,905
Sirius XM Radio Inc - 144A 4.000% 07/15/2028 Callable @ 102.000 07/15/2024	121,000	105,280
Sirius XM Radio Inc - 144A 5.500% 07/01/2029 Callable @ 102.750 07/01/2024	289,000	262,940
*’Sprint Corp 7.625% 02/15/2025 Callable @ 100.000 11/15/2024	329,000	336,568
Sprint Corp 7.625% 03/01/2026 Callable @ 100.000 11/01/2025	190,000	197,915
Telecom Italia Capital SA 6.000% 09/30/2034	100,000	80,949
Telecom Italia Capital SA 6.375% 11/15/2033	12,000	10,147
United States Cellular Corp 6.700% 12/15/2033	105,000	91,088
Univision Communications Inc - 144A 4.500% 05/01/2029 Callable @ 102.250 05/01/2024	44,000	38,073
Univision Communications Inc - 144A 6.625% 06/01/2027 Callable @ 101.656 06/01/2024	15,000	14,606
Univision Communications Inc - 144A 7.375% 06/30/2030 Callable @ 103.688 06/30/2025	82,000	79,810
#Univision Communications Inc - 144A 8.000% 08/15/2028 Callable @ 104.000 08/15/2025	21,000	21,214
		$5,881,081
Consumer Discretionary (25.1%)
1011778 BC ULC / New Red Finance Inc - 144A 3.500% 02/15/2029 Callable @ 101.750 02/15/2024	17,000	14,939
1011778 BC ULC / New Red Finance Inc - 144A 3.875% 01/15/2028 Callable @ 100.969 09/15/2023	73,000	66,852
1011778 BC ULC / New Red Finance Inc - 144A 4.000% 10/15/2030 Callable @ 102.000 10/15/2025	140,000	120,320
Adient Global Holdings Ltd - 144A 7.000% 04/15/2028 Callable @ 103.500 04/15/2025	3,000	3,022
Adient Global Holdings Ltd - 144A 8.250% 04/15/2031 Callable @ 104.125 04/16/2026	77,000	79,304
Allied Universal Holdco LLC / Allied Universal Finance Corp - 144A 6.625% 07/15/2026 Callable @ 100.000 07/15/2024	51,000	48,694
Allison Transmission Inc - 144A 5.875% 06/01/2029 Callable @ 102.938 06/01/2024	109,000	105,455
American Axle & Manufacturing Inc 5.000% 10/01/2029 Callable @ 102.500 10/01/2024	16,000	13,652
American Axle & Manufacturing Inc 6.250% 03/15/2026	57,000	55,585
American Axle & Manufacturing Inc 6.500% 04/01/2027 Callable @ 101.083 04/01/2024	83,000	80,797
American Axle & Manufacturing Inc 6.875% 07/01/2028	167,000	157,202
Aramark Services Inc - 144A 5.000% 02/01/2028 Callable @ 101.666 02/01/2024	135,000	127,173
Asbury Automotive Group Inc 4.500% 03/01/2028 Callable @ 101.250 03/01/2024	77,000	70,467
Asbury Automotive Group Inc 4.750% 03/01/2030 Callable @ 102.375 03/01/2025	11,000	9,715
Asbury Automotive Group Inc - 144A 4.625% 11/15/2029 Callable @ 102.313 11/15/2024	158,000	139,784
Bath & Body Works Inc - 144A 6.625% 10/01/2030 Callable @ 103.313 10/01/2025	30,000	28,986
Boyne USA Inc - 144A 4.750% 05/15/2029 Callable @ 102.375 05/15/2024	86,000	78,526
Caesars Entertainment Inc - 144A 4.625% 10/15/2029 Callable @ 102.313 10/15/2024	79,000	69,541
Caesars Entertainment Inc - 144A 8.125% 07/01/2027 Callable @ 102.031 07/01/2024	125,000	128,215
Carnival Corp - 144A 4.000% 08/01/2028 Callable @ 100.000 05/01/2028	64,000	56,913
Carnival Corp - 144A 5.750% 03/01/2027 Callable @ 100.000 12/01/2026	86,000	79,557
Carnival Corp - 144A 6.000% 05/01/2029 Callable @ 103.000 11/01/2024	19,000	17,079
Carnival Corp - 144A 9.875% 08/01/2027 Callable @ 104.938 02/01/2024	45,000	47,047
Carnival Corp - 144A 10.500% 02/01/2026 Callable @ 105.250 08/01/2023	20,000	21,082
Carnival Holdings Bermuda Ltd - 144A 10.375% 05/01/2028 Callable @ 105.188 05/01/2025	49,000	53,477
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 4.250% 01/15/2034 Callable @ 102.125 01/15/2028	75,000	57,688
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 4.500% 06/01/2033 Callable @ 102.250 06/01/2027	130,000	102,869
*CCO Holdings LLC / CCO Holdings Capital Corp - 144A 4.250% 02/01/2031 Callable @ 102.125 07/01/2025	213,000	175,119
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 4.500% 08/15/2030 Callable @ 102.250 02/15/2025	289,000	244,531
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 4.750% 02/01/2032 Callable @ 102.375 02/01/2027	36,000	29,705
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 4.750% 03/01/2030 Callable @ 102.375 09/01/2024	115,000	99,696
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.000% 02/01/2028 Callable @ 101.667 08/01/2023	426,000	393,688
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.125% 05/01/2027	504,000	472,844
CCO Holdings LLC / CCO Holdings Capital Corp - 144A 5.375% 06/01/2029 Callable @ 102.688 06/01/2024	108,000	98,699
CD&R Smokey Buyer Inc - 144A 6.750% 07/15/2025 Callable @ 100.000 07/15/2024	109,000	102,476
Cedar Fair LP 5.250% 07/15/2029 Callable @ 102.625 07/15/2024	40,000	35,873
Cedar Fair LP / Canada’s Wonderland Co / Magnum Management Corp / Millennium Op 5.375% 04/15/2027 Callable @ 100.896 04/15/2024	40,000	37,801
Cedar Fair LP / Canada’s Wonderland Co / Magnum Management Corp / Millennium Op - 144A 5.500% 05/01/2025	123,000	121,746
Clarios Global LP - 144A 6.750% 05/15/2025	45,000	45,107
Clarios Global LP / Clarios US Finance Co - 144A 6.750% 05/15/2028 Callable @ 103.375 05/15/2025	57,000	57,249
Clarios Global LP / Clarios US Finance Co - 144A 8.500% 05/15/2027 Callable @ 100.000 05/15/2024	139,000	140,736
Clear Channel Outdoor Holdings Inc - 144A 7.500% 06/01/2029 Callable @ 103.750 06/01/2024	88,000	70,062
Clear Channel Outdoor Holdings Inc - 144A 7.750% 04/15/2028 Callable @ 103.875 04/15/2024	179,000	149,685
Clear Channel Worldwide Holdings Inc - 144A 5.125% 08/15/2027 Callable @ 101.281 08/15/2023	241,000	221,361
(5) Cooper- 144A Standard Automotive Inc - 5.625% (10.625%) 05/15/2027 Callable @ 102.810 01/31/2025	171,720	103,152
(5) Cooper- 144A Standard Automotive Inc - 13.500% (4.5%) 03/31/2027 Callable @ 104.500 01/31/2025	287,627	293,490
Dana Inc 5.375% 11/15/2027 Callable @ 101.344 11/15/2023	20,000	19,153
Dana Inc 5.625% 06/15/2028 Callable @ 101.406 06/15/2024	67,000	63,592
*DISH DBS Corp 5.875% 11/15/2024	536,000	492,052
DISH DBS Corp 7.750% 07/01/2026	183,000	118,950
DISH DBS Corp - 144A 5.250% 12/01/2026 Callable @ 100.000 06/01/2026	330,000	270,801
DISH DBS Corp - 144A 5.750% 12/01/2028 Callable @ 100.000 12/01/2027	60,000	46,168
Dornoch Debt Merger Sub Inc - 144A 6.625% 10/15/2029 Callable @ 103.313 10/15/2024	110,000	94,316
*Ford Motor Credit Co LLC 3.375% 11/13/2025 Callable @ 100.000 10/13/2025	200,000	186,990
*Ford Motor Credit Co LLC 4.271% 01/09/2027	200,000	186,702
Ford Motor Credit Co LLC 4.542% 08/01/2026 Callable @ 100.000 06/01/2026	200,000	189,025
*Ford Motor Credit Co LLC 4.687% 06/09/2025 Callable @ 100.000 04/09/2025	670,000	649,484
*Ford Motor Credit Co LLC 5.125% 06/16/2025 Callable @ 100.000 05/16/2025	400,000	389,478
Gap Inc/The - 144A 3.625% 10/01/2029 Callable @ 101.813 10/01/2024	98,000	73,069
Garda World Security Corp - 144A 4.625% 02/15/2027 Callable @ 101.156 02/15/2024	30,000	27,704
Garda World Security Corp - 144A 6.000% 06/01/2029 Callable @ 103.000 06/01/2024	59,000	49,097
Garda World Security Corp - 144A 9.500% 11/01/2027 Callable @ 102.375 11/01/2023	80,000	78,308
GLP Capital LP / GLP Financing II Inc 5.250% 06/01/2025	17,000	16,736
Goodyear Tire & Rubber Co/The 5.000% 07/15/2029 Callable @ 100.000 04/15/2029	116,000	106,961
Goodyear Tire & Rubber Co/The 5.250% 04/30/2031 Callable @ 100.000 01/30/2031	31,000	28,103
Goodyear Tire & Rubber Co/The 5.250% 07/15/2031 Callable @ 100.000 04/15/2031	70,000	62,301
Hanesbrands Inc - 144A 4.875% 05/15/2026	35,000	32,796
Hanesbrands Inc - 144A 9.000% 02/15/2031 Callable @ 104.500 02/15/2026	25,000	25,471
Hilton Domestic Operating Co Inc 4.875% 01/15/2030 Callable @ 102.438 01/15/2025	54,000	50,625
Hilton Domestic Operating Co Inc - 144A 3.750% 05/01/2029 Callable @ 101.875 05/01/2024	18,000	16,038
Hilton Domestic Operating Co Inc - 144A 5.750% 05/01/2028	38,000	37,459
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp 4.875% 04/01/2027 Callable @ 100.609 04/01/2024	68,000	65,706
Hughes Satellite Systems Corp 6.625% 08/01/2026	20,000	18,057
L Brands Inc 6.750% 07/01/2036	35,000	31,834
Marriott Ownership Resorts Inc - 144A 4.500% 06/15/2029 Callable @ 102.250 06/15/2024	21,000	18,204
Mattel Inc - 144A 5.875% 12/15/2027 Callable @ 102.938 12/15/2023	68,000	66,752
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc - 144A 3.875% 02/15/2029	40,000	35,488
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc - 144A 4.500% 01/15/2028 Callable @ 100.000 10/15/2027	10,000	9,300
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc - 144A 4.500% 09/01/2026 Callable @ 100.000 06/01/2026	15,000	14,206
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc - 144A 4.625% 06/15/2025 Callable @ 100.000 03/15/2025	42,000	40,779
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc - 144A 5.625% 05/01/2024 Callable @ 100.000 02/01/2024	30,000	29,844
MGM Resorts International 5.500% 04/15/2027 Callable @ 100.000 01/15/2027	80,000	77,079
*MGM Resorts International 5.750% 06/15/2025 Callable @ 100.000 03/15/2025	195,000	192,827
MGM Resorts International 6.750% 05/01/2025 Callable @ 100.000 05/01/2024	25,000	25,109
Newell Brands Inc 4.200% 04/01/2026 Callable @ 100.000 01/01/2026	112,000	106,043
Newell Brands Inc 5.625% 04/01/2036 Callable @ 100.000 10/01/2035	10,000	8,693
Newell Brands Inc 6.375% 09/15/2027 Callable @ 100.000 06/15/2027	35,000	34,431
Newell Brands Inc 6.625% 09/15/2029 Callable @ 100.000 06/15/2029	25,000	24,955
NMG Holding Co Inc / Neiman Marcus Group LLC - 144A 7.125% 04/01/2026 Callable @ 101.781 04/01/2024	175,000	163,548
Nordstrom Inc 4.375% 04/01/2030 Callable @ 100.000 01/01/2030	2,000	1,675
*Panther BF Aggregator 2 LP / Panther Finance Co Inc - 144A 6.250% 05/15/2026 Callable @ 100.000 05/15/2024	132,000	131,905
*PetSmart Inc / PetSmart Finance Corp - 144A 4.750% 02/15/2028 Callable @ 102.375 02/15/2024	250,000	229,266
PM General Purchaser LLC - 144A 9.500% 10/01/2028 Callable @ 104.750 10/01/2023	72,000	70,562
Realogy Group LLC / Realogy Co- 144A Issuer Corp - 5.250% 04/15/2030 Callable @ 102.625 04/15/2025	107,000	77,092
Royal Caribbean Cruises Ltd - 144A 7.250% 01/15/2030 Callable @ 103.625 12/15/2025	47,000	47,503
Royal Caribbean Cruises Ltd - 144A 8.250% 01/15/2029 Callable @ 104.125 04/01/2025	63,000	65,796
Royal Caribbean Cruises Ltd - 144A 9.250% 01/15/2029 Callable @ 104.625 04/01/2025	63,000	67,071
Royal Caribbean Cruises Ltd - 144A 11.500% 06/01/2025	30,000	31,788
Royal Caribbean Cruises Ltd - 144A 11.625% 08/15/2027 Callable @ 105.813 08/15/2024	135,000	147,400
*Ryman Hospitality Properties Inc 4.750% 10/15/2027 Callable @ 102.375 10/15/2023	170,000	159,853
Service Corp International/US 3.375% 08/15/2030 Callable @ 101.688 08/15/2025	67,000	55,864
Service Corp International/US 4.000% 05/15/2031 Callable @ 102.000 05/15/2026	3,000	2,558
Service Corp International/US 4.625% 12/15/2027 Callable @ 101.542 12/15/2023	19,000	18,003
Service Corp International/US 5.125% 06/01/2029 Callable @ 102.563 06/01/2024	18,000	17,100
Sirius XM Radio Inc - 144A 5.000% 08/01/2027 Callable @ 101.667 08/01/2023	186,000	172,622
Six Flags Entertainment Corp - 144A 5.500% 04/15/2027 Callable @ 100.917 04/15/2024	35,000	33,150
Six Flags Theme Parks Inc - 144A 7.000% 07/01/2025 Callable @ 100.000 07/01/2024	63,000	63,153
Sonic Automotive Inc - 144A 4.625% 11/15/2029 Callable @ 102.313 11/15/2024	64,000	54,884
Staples Inc - 144A 7.500% 04/15/2026 Callable @ 100.000 04/15/2024	230,000	189,983
Staples Inc - 144A 10.750% 04/15/2027 Callable @ 100.000 04/15/2024	100,000	57,192
Station Casinos LLC - 144A 4.500% 02/15/2028 Callable @ 101.125 02/15/2024	140,000	125,994
Superior Plus LP / Superior General Partner Inc - 144A 4.500% 03/15/2029 Callable @ 102.250 03/15/2024	56,000	49,197
Tempur Sealy International Inc - 144A 3.875% 10/15/2031 Callable @ 101.938 10/15/2026	34,000	27,519
Tempur Sealy International Inc - 144A 4.000% 04/15/2029 Callable @ 102.000 04/15/2024	144,000	124,826
US Foods Inc - 144A 4.625% 06/01/2030 Callable @ 102.313 06/01/2025	68,000	61,162
US Foods Inc - 144A 4.750% 02/15/2029 Callable @ 102.375 02/15/2024	15,000	13,794
Vail Resorts Inc - 144A 6.250% 05/15/2025	104,000	104,093
VICI Properties LP / VICI Note Co Inc - 144A 4.250% 12/01/2026 Callable @ 101.063 12/01/2023	113,000	106,355
VICI Properties LP / VICI Note Co Inc - 144A 3.750% 02/15/2027	90,000	83,127
VICI Properties LP / VICI Note Co Inc - 144A 4.625% 12/01/2029 Callable @ 102.313 12/01/2024	118,000	107,826
Videotron Ltd - 144A 5.375% 06/15/2024 Callable @ 100.000 03/15/2024	45,000	44,584
Videotron Ltd / Videotron Ltee - 144A 5.125% 04/15/2027 Callable @ 100.854 04/15/2024	95,000	91,606
Vista Outdoor Inc - 144A 4.500% 03/15/2029 Callable @ 102.250 03/15/2024	149,000	126,650
Weekley Homes LLC / Weekley Finance Corp - 144A 4.875% 09/15/2028 Callable @ 102.438 09/15/2023	49,000	43,980
William Carter Co/The - 144A 5.625% 03/15/2027 Callable @ 100.000 03/15/2024	85,000	82,866
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp - 144A 5.250% 05/15/2027 Callable @ 100.000 02/15/2027	25,000	23,760
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp - 144A 5.500% 03/01/2025 Callable @ 100.000 12/01/2024	157,000	154,044
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp - 144A 5.125% 10/01/2029	203,000	183,699
		$12,250,697
Consumer Staples (5.1%)
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC - 144A 3.250% 03/15/2026 Callable @ 100.813 09/15/2023	33,000	30,671
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC - 144A 3.500% 03/15/2029 Callable @ 101.750 09/15/2023	117,000	101,856
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC - 144A 4.625% 01/15/2027 Callable @ 102.313 01/15/2024	265,000	251,225
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC - 144A 4.875% 02/15/2030	30,000	27,488
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC - 144A 5.875% 02/15/2028 Callable @ 102.938 08/15/2023	76,000	74,005
Central Garden & Pet Co 4.125% 10/15/2030 Callable @ 102.063 10/15/2025	49,000	41,646
Central Garden & Pet Co 5.125% 02/01/2028 Callable @ 101.708 01/01/2024	183,000	172,609
Central Garden & Pet Co - 144A 4.125% 04/30/2031 Callable @ 102.063 04/30/2026	8,000	6,677
Coty Inc - 144A 5.000% 04/15/2026 Callable @ 101.250 04/15/2024	84,000	80,968
Coty Inc - 144A 6.500% 04/15/2026 Callable @ 100.000 04/15/2024	6,000	5,951
Edgewell Personal Care Co - 144A 4.125% 04/01/2029 Callable @ 102.063 04/01/2024	25,000	21,869
Edgewell Personal Care Co - 144A 5.500% 06/01/2028 Callable @ 101.375 06/01/2024	130,000	122,954
Energizer Holdings Inc - 144A 4.375% 03/31/2029 Callable @ 102.188 09/30/2023	78,000	67,612
Energizer Holdings Inc - 144A 4.750% 06/15/2028 Callable @ 101.188 06/15/2024	239,000	214,677
Energizer Holdings Inc - 144A 6.500% 12/31/2027 Callable @ 103.250 08/31/2024	37,000	35,974
HFC Prestige Products Inc/HFC Prestige International US LLC - 144A 4.750% 01/15/2029 Callable @ 102.375 01/15/2025	60,000	55,646
+^(3) High Ridge Brands Co 8.875% 03/15/2025	60,000	0
Lamb Weston Holdings Inc - 144A 4.125% 01/31/2030 Callable @ 102.063 01/31/2025	79,000	69,718
Performance Food Group Inc - 144A 4.250% 08/01/2029 Callable @ 102.125 08/01/2024	80,000	71,066
Performance Food Group Inc - 144A 5.500% 10/15/2027 Callable @ 101.375 10/15/2023	90,000	87,138
Performance Food Group Inc - 144A 6.875% 05/01/2025	90,000	89,985
Post Holdings Inc - 144A 4.625% 04/15/2030 Callable @ 102.313 04/15/2025	65,000	57,310
Post Holdings Inc - 144A 5.500% 12/15/2029 Callable @ 102.750 12/15/2024	39,000	36,214
Post Holdings Inc - 144A 5.625% 01/15/2028 Callable @ 101.875 12/01/2023	122,000	117,970
Post Holdings Inc - 144A 5.750% 03/01/2027 Callable @ 100.958 03/01/2024	45,000	44,102
Reynolds Group Issuer Inc / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu - 144A 4.000% 10/15/2027 Callable @ 102.000 10/15/2023	203,000	182,820
Rite Aid Corp - 144A 7.500% 07/01/2025 Callable @ 100.000 07/01/2024	104,000	61,360
*Rite Aid Corp - 144A 8.000% 11/15/2026 Callable @ 102.000 01/15/2024	254,000	127,000
Spectrum Brands Inc - 144A 3.875% 03/15/2031 Callable @ 101.938 03/15/2026	19,000	15,673
Spectrum Brands Inc - 144A 5.000% 10/01/2029 Callable @ 102.500 10/01/2024	138,000	124,200
Spectrum Brands Inc - 144A 5.500% 07/15/2030 Callable @ 102.750 07/15/2025	99,000	90,467
		$2,486,851
Energy (11.9%)
Antero Midstream Partners LP - 144A 5.375% 06/15/2029 Callable @ 102.688 06/15/2024	86,000	80,620
Antero Midstream Partners LP / Antero Midstream Finance Corp - 144A 5.750% 01/15/2028 Callable @ 101.917 01/15/2024	85,000	81,733
Antero Midstream Partners LP / Antero Midstream Finance Corp - 144A 5.750% 03/01/2027 Callable @ 100.958 03/01/2024	5,000	4,836
Antero Midstream Partners LP / Antero Midstream Finance Corp - 144A 7.875% 05/15/2026 Callable @ 101.969 05/15/2024	73,000	74,536
Antero Resources Corp - 144A 5.375% 03/01/2030 Callable @ 102.688 03/01/2025	23,000	21,446
Antero Resources Corp - 144A 7.625% 02/01/2029 Callable @ 103.813 02/01/2024	46,000	47,114
Antero Resources Corp - 144A 8.375% 07/15/2026 Callable @ 104.188 01/15/2024	79,000	82,421
Archrock Partners LP / Archrock Partners Finance Corp - 144A 6.875% 04/01/2027 Callable @ 101.719 04/01/2024	75,000	73,124
Baytex Energy Corp - 144A 8.500% 04/30/2030 Callable @ 104.250 04/30/2026	90,000	91,223
Baytex Energy Corp - 144A 8.750% 04/01/2027 Callable @ 104.375 04/01/2024	70,000	71,739
Blue Racer Midstream LLC / Blue Racer Finance Corp - 144A 6.625% 07/15/2026 Callable @ 100.000 07/15/2024	25,000	24,589
Blue Racer Midstream LLC / Blue Racer Finance Corp - 144A 7.625% 12/15/2025 Callable @ 101.906 12/15/2023	58,000	58,165
Buckeye Partners LP 3.950% 12/01/2026 Callable @ 100.000 09/01/2026	40,000	36,700
Buckeye Partners LP 4.125% 12/01/2027 Callable @ 100.000 09/01/2027	15,000	13,575
Buckeye Partners LP - 144A 4.125% 03/01/2025 Callable @ 100.000 02/01/2025	115,000	110,687
Buckeye Partners LP - 144A 4.500% 03/01/2028 Callable @ 100.000 12/01/2027	40,000	36,126
California Resources Corp - 144A 7.125% 02/01/2026 Callable @ 101.781 02/01/2024	103,000	103,773
Cheniere Energy Inc 4.625% 10/15/2028 Callable @ 102.313 10/15/2023	90,000	84,699
Cheniere Energy Partners LP 3.250% 01/31/2032 Callable @ 101.625 01/31/2027	39,000	32,456
Chesapeake Energy Corp 5.500% 09/15/2026	15,000	300
Chesapeake Escrow Issuer LLC - 144A 5.500% 02/01/2026 Callable @ 101.375 02/05/2024	25,000	24,611
Civitas Resources Inc - 144A 8.375% 07/01/2028 Callable @ 104.188 07/01/2025	64,000	65,828
Civitas Resources Inc - 144A 8.750% 07/01/2031 Callable @ 104.375 07/01/2026	56,000	57,960
CNX Midstream Partners LP - 144A 4.750% 04/15/2030 Callable @ 102.375 04/15/2025	16,000	13,874
CNX Resources Corp - 144A 6.000% 01/15/2029 Callable @ 104.500 01/15/2024	31,000	28,991
CNX Resources Corp - 144A 7.375% 01/15/2031 Callable @ 103.688 01/15/2026	40,000	39,661
Comstock Resources Inc - 144A 5.875% 01/15/2030 Callable @ 102.938 01/15/2025	43,000	38,063
Comstock Resources Inc - 144A 6.750% 03/01/2029 Callable @ 103.375 03/01/2024	156,000	145,513
Crescent Energy Finance LLC - 144A 9.250% 02/15/2028 Callable @ 104.625 02/15/2025	84,000	85,445
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp - 144A 5.625% 05/01/2027 Callable @ 100.938 05/01/2024	35,000	33,250
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp - 144A 7.375% 02/01/2031 Callable @ 103.688 02/01/2026	25,000	24,937
DT Midstream Inc - 144A 4.125% 06/15/2029 Callable @ 102.063 06/15/2024	95,000	84,236
DT Midstream Inc - 144A 4.375% 06/15/2031 Callable @ 102.188 06/15/2026	36,000	31,252
Encino Acquisition Partners Holdings LLC - 144A 8.500% 05/01/2028 Callable @ 104.250 05/01/2024	115,000	105,526
EnLink Midstream LLC 5.375% 06/01/2029 Callable @ 100.000 03/01/2029	16,000	15,225
EnLink Midstream LLC - 144A 6.500% 09/01/2030 Callable @ 100.000 03/01/2030	24,000	24,155
EnLink Midstream Partners LP 4.850% 07/15/2026 Callable @ 100.000 04/15/2026	25,000	24,295
EQM Midstream Partners LP 4.125% 12/01/2026 Callable @ 100.000 09/01/2026	47,000	44,133
EQM Midstream Partners LP 5.500% 07/15/2028 Callable @ 100.000 04/15/2028	5,000	4,811
EQM Midstream Partners LP - 144A 4.500% 01/15/2029 Callable @ 100.000 07/15/2028	44,000	40,209
EQM Midstream Partners LP - 144A 4.750% 01/15/2031 Callable @ 100.000 07/15/2030	54,000	48,170
EQM Midstream Partners LP - 144A 6.000% 07/01/2025 Callable @ 100.000 04/01/2025	15,000	14,892
EQM Midstream Partners LP - 144A 6.500% 07/01/2027 Callable @ 100.000 01/01/2027	25,000	24,947
EQM Midstream Partners LP - 144A 7.500% 06/01/2027 Callable @ 103.750 06/01/2024	60,000	60,894
EQM Midstream Partners LP - 144A 7.500% 06/01/2030 Callable @ 100.000 12/01/2029	36,000	37,120
EQT Corp 5.000% 01/15/2029	18,000	17,035
EQT Corp - 144A 3.625% 05/15/2031 Callable @ 100.000 05/15/2030	21,000	18,199
FMG Resources August 2006 Pty Ltd - 144A 4.375% 04/01/2031 Callable @ 100.000 01/01/2031	28,000	24,079
GCI LLC - 144A 4.750% 10/15/2028 Callable @ 102.375 10/15/2023	168,000	146,030
Genesis Energy LP / Genesis Energy Finance Corp 6.250% 05/15/2026 Callable @ 100.000 02/15/2024	10,000	9,541
Genesis Energy LP / Genesis Energy Finance Corp 7.750% 02/01/2028 Callable @ 103.875 02/01/2024	61,000	59,044
Genesis Energy LP / Genesis Energy Finance Corp 8.000% 01/15/2027 Callable @ 104.000 10/15/2024	38,000	37,366
Genesis Energy LP / Genesis Energy Finance Corp 8.875% 04/15/2030 Callable @ 104.438 04/15/2026	43,000	42,890
Global Infrastructure Solutions Inc - 144A 5.625% 06/01/2029 Callable @ 102.813 06/01/2024	90,000	75,782
Global Infrastructure Solutions Inc - 144A 7.500% 04/15/2032 Callable @ 103.750 04/15/2027	50,000	42,302
Gulfport Energy Corp 8.000% 05/17/2026 Callable @ 104.000 05/17/2024	25,000	25,245
Gulfport Energy Corp - 144A 8.000% 05/17/2026 Callable @ 104.000 05/17/2024	140,000	141,374
Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp - 144A 5.625% 02/15/2026 Callable @ 100.000 02/15/2024	25,000	24,625
Hess Midstream Operations LP - 144A 4.250% 02/15/2030 Callable @ 102.125 02/15/2025	47,000	41,125
Hess Midstream Operations LP - 144A 5.125% 06/15/2028 Callable @ 101.708 06/15/2024	55,000	51,992
Hilcorp Energy I LP / Hilcorp Finance Co - 144A 6.000% 04/15/2030 Callable @ 103.000 04/15/2025	29,000	26,804
Hilcorp Energy I LP / Hilcorp Finance Co - 144A 6.250% 04/15/2032 Callable @ 103.125 05/15/2027	23,000	20,907
Holly Energy Partners LP / Holly Energy Finance Corp - 144A 5.000% 02/01/2028 Callable @ 102.500 02/01/2024	35,000	32,738
Holly Energy Partners LP / Holly Energy Finance Corp - 144A 6.375% 04/15/2027 Callable @ 103.188 04/15/2024	48,000	47,693
Howard Midstream Energy Partners LLC - 144A 8.875% 07/15/2028 Callable @ 100.000 07/15/2025	60,000	61,356
Kinetik Holdings LP - 144A 5.875% 06/15/2030 Callable @ 102.938 06/15/2025	35,000	33,644
Nabors Industries Inc 5.750% 02/01/2025 Callable @ 100.000 11/01/2024	109,000	106,820
NGL Energy Operating LLC / NGL Energy Finance Corp - 144A 7.500% 02/01/2026 Callable @ 101.875 02/01/2024	42,000	41,615
NRG Energy Inc 5.750% 01/15/2028 Callable @ 101.917 01/15/2024	83,000	78,994
NRG Energy Inc - 144A 3.875% 02/15/2032 Callable @ 101.938 02/15/2027	44,000	34,049
NRG Energy Inc - 144A 5.250% 06/15/2029 Callable @ 102.625 06/15/2024	79,000	71,296
NuStar Logistics LP 5.625% 04/28/2027	30,000	29,108
NuStar Logistics LP 5.750% 10/01/2025 Callable @ 100.000 07/01/2025	21,000	20,633
NuStar Logistics LP 6.000% 06/01/2026 Callable @ 100.000 03/01/2026	50,000	49,207
NuStar Logistics LP 6.375% 10/01/2030 Callable @ 100.000 04/01/2030	71,000	68,426
Oasis Midstream Partners LP / OMP Finance Corp - 144A 8.000% 04/01/2029 Callable @ 104.000 04/01/2024	159,000	161,638
Oasis Petroleum Inc - 144A 6.375% 06/01/2026 Callable @ 101.594 06/01/2024	71,000	70,461
Occidental Petroleum Corp 8.500% 07/15/2027 Callable @ 100.000 01/15/2027	46,000	49,892
Occidental Petroleum Corp 8.875% 07/15/2030 Callable @ 100.000 01/15/2030	61,000	70,536
Precision Drilling Corp - 144A 6.875% 01/15/2029 Callable @ 103.438 01/15/2025	28,000	26,403
Precision Drilling Corp - 144A 7.125% 01/15/2026 Callable @ 100.000 11/15/2023	85,000	84,363
Range Resources Corp 4.875% 05/15/2025 Callable @ 100.000 02/15/2025	70,000	68,495
Range Resources Corp 8.250% 01/15/2029 Callable @ 104.125 01/15/2024	65,000	67,630
Range Resources Corp - 144A 4.750% 02/15/2030 Callable @ 102.375 02/15/2025	24,000	22,058
SM Energy Co 5.625% 06/01/2025	30,000	29,337
SM Energy Co 6.500% 07/15/2028 Callable @ 103.250 07/15/2024	31,000	30,302
SM Energy Co 6.750% 09/15/2026 Callable @ 101.125 09/15/2023	40,000	39,300
Southwestern Energy Co 4.750% 02/01/2032 Callable @ 102.375 02/01/2027	17,000	15,105
Southwestern Energy Co 5.375% 02/01/2029 Callable @ 102.688 02/01/2024	6,000	5,667
Southwestern Energy Co 5.375% 03/15/2030 Callable @ 102.688 03/15/2025	82,000	76,733
Southwestern Energy Co 8.375% 09/15/2028 Callable @ 104.188 09/15/2023	25,000	25,968
Sunoco LP / Sunoco Finance Corp 4.500% 04/30/2030 Callable @ 102.250 04/30/2025	60,000	53,214
Sunoco LP / Sunoco Finance Corp 4.500% 05/15/2029 Callable @ 102.250 05/15/2024	109,000	97,868
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp - 144A 5.500% 01/15/2028 Callable @ 101.833 01/15/2024	65,000	59,800
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp - 144A 6.000% 03/01/2027 Callable @ 101.500 03/01/2024	40,000	37,905
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp - 144A 6.000% 09/01/2031 Callable @ 103.000 09/01/2026	70,000	60,897
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp - 144A 6.000% 12/31/2030 Callable @ 103.000 12/31/2025	55,000	48,821
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp - 144A 7.500% 10/01/2025 Callable @ 101.875 10/01/2023	98,000	98,171
Targa Resources Partners LP / Targa Resources Partners Finance Corp 4.000% 01/15/2032 Callable @ 102.000 07/15/2026	62,000	54,359
Targa Resources Partners LP / Targa Resources Partners Finance Corp 4.875% 02/01/2031 Callable @ 102.438 02/01/2026	70,000	65,108
Targa Resources Partners LP / Targa Resources Partners Finance Corp 5.000% 01/15/2028 Callable @ 101.667 01/15/2024	40,000	38,396
Targa Resources Partners LP / Targa Resources Partners Finance Corp 5.500% 03/01/2030 Callable @ 102.750 03/01/2025	15,000	14,464
Targa Resources Partners LP / Targa Resources Partners Finance Corp 6.500% 07/15/2027 Callable @ 101.625 07/15/2024	108,000	108,511
Targa Resources Partners LP / Targa Resources Partners Finance Corp 6.875% 01/15/2029 Callable @ 103.438 01/15/2024	38,000	38,655
Transocean Inc - 144A 8.750% 02/15/2030 Callable @ 104.375 02/15/2026	27,000	27,953
Transocean Inc - 144A 11.500% 01/30/2027 Callable @ 102.875 07/30/2024	68,000	71,306
Transocean Titan Financing Ltd - 144A 8.375% 02/01/2028 Callable @ 104.188 02/01/2025	17,000	17,553
Valaris Ltd - 144A 8.375% 04/30/2030 Callable @ 104.188 04/30/2026	35,000	35,875
Venture Global LNG Inc - 144A 8.125% 06/01/2028 Callable @ 104.063 06/01/2025	78,000	79,304
*Vine Energy Holdings LLC - 144A 6.750% 04/15/2029 Callable @ 103.375 04/15/2024	228,000	226,774
		$5,806,601
Financials (2.1%)
Adient Global Holdings Ltd - 144A 4.875% 08/15/2026	240,000	230,399
Ally Financial Inc 5.750% 11/20/2025 Callable @ 100.000 10/20/2025	100,000	96,963
(2) Citigroup Inc	10,000	9,705
Coinbase Global Inc - 144A 3.375% 10/01/2028 Callable @ 101.688 10/01/2024	20,000	14,001
Coinbase Global Inc - 144A 3.625% 10/01/2031 Callable @ 101.813 10/01/2026	20,000	12,621
LPL Holdings Inc - 144A 4.000% 03/15/2029 Callable @ 102.000 03/15/2024	55,000	49,296
LPL Holdings Inc - 144A 4.625% 11/15/2027 Callable @ 101.156 11/15/2023	30,000	28,273
Nationstar Mortgage Holdings Inc - 144A 5.125% 12/15/2030 Callable @ 102.563 12/15/2025	26,000	21,910
Nationstar Mortgage Holdings Inc - 144A 5.500% 08/15/2028 Callable @ 102.750 08/15/2023	93,000	84,230
Nationstar Mortgage Holdings Inc - 144A 5.750% 11/15/2031 Callable @ 102.875 11/15/2026	80,000	67,873
Nationstar Mortgage Holdings Inc - 144A 6.000% 01/15/2027 Callable @ 101.500 01/15/2024	10,000	9,556
OneMain Finance Corp 3.500% 01/15/2027 Callable @ 101.750 01/15/2024	20,000	17,292
OneMain Finance Corp 4.000% 09/15/2030 Callable @ 102.000 09/15/2025	18,000	14,141
Quicken Loans LLC / Quicken Loans Co- 144A Issuer Inc - 3.625% 03/01/2029 Callable @ 100.906 03/01/2024	71,000	60,531
Rocket Mortgage LLC / Rocket Mortgage Co- 144A Issuer Inc - 2.875% 10/15/2026 Callable @ 101.438 10/15/2023	54,000	48,060
Rocket Mortgage LLC / Rocket Mortgage Co- 144A Issuer Inc - 4.000% 10/15/2033 Callable @ 102.000 10/15/2027	9,000	7,138
Springleaf Finance Corp 5.375% 11/15/2029 Callable @ 100.000 05/15/2029	130,000	112,665
Springleaf Finance Corp 6.625% 01/15/2028 Callable @ 100.000 07/15/2027	24,000	22,755
WMG Acquisition Corp - 144A 3.000% 02/15/2031 Callable @ 101.500 02/15/2026	63,000	51,503
WMG Acquisition Corp - 144A 3.750% 12/01/2029 Callable @ 101.875 12/01/2024	85,000	74,227
		$1,033,139
Health Care (10.4%)
Acadia Healthcare Co Inc - 144A 5.000% 04/15/2029 Callable @ 102.500 10/15/2023	45,000	41,625
Acadia Healthcare Co Inc - 144A 5.500% 07/01/2028 Callable @ 101.375 07/01/2024	72,000	68,940
Ardent Health Services Inc - 144A 5.750% 07/15/2029 Callable @ 102.875 07/15/2024	69,000	60,078
Avantor Funding Inc - 144A 4.625% 07/15/2028 Callable @ 101.156 07/15/2024	231,000	214,342
Bausch Health Americas Inc - 144A 9.250% 04/01/2026 Callable @ 100.000 04/01/2024	250,000	213,594
Bausch Health Cos Inc - 144A 4.875% 06/01/2028 Callable @ 102.438 06/01/2024	130,000	78,974
Bausch Health Cos Inc - 144A 5.000% 01/30/2028 Callable @ 101.250 01/30/2024	35,000	16,097
Bausch Health Cos Inc - 144A 5.000% 02/15/2029 Callable @ 102.500 02/15/2024	49,000	22,354
Bausch Health Cos Inc - 144A 5.250% 01/30/2030 Callable @ 102.625 01/30/2025	146,000	65,083
Bausch Health Cos Inc - 144A 5.250% 02/15/2031 Callable @ 102.625 02/15/2026	36,000	16,252
Bausch Health Cos Inc - 144A 6.250% 02/15/2029 Callable @ 103.125 02/15/2024	80,000	37,090
Catalent Pharma Solutions Inc - 144A 5.000% 07/15/2027 Callable @ 100.000 07/15/2024	10,000	9,368
Catalent Pharma Solutions Inc - 144A 3.125% 02/15/2029 Callable @ 101.563 02/15/2024	17,000	14,168
*Centene Corp 4.625% 12/15/2029 Callable @ 102.313 12/15/2024	262,000	243,406
CHS/Community Health Systems Inc - 144A 6.125% 04/01/2030 Callable @ 103.063 04/01/2025	58,000	36,605
CHS/Community Health Systems Inc - 144A 4.750% 02/15/2031 Callable @ 102.375 02/15/2026	60,000	45,455
CHS/Community Health Systems Inc - 144A 5.250% 05/15/2030 Callable @ 102.625 05/15/2025	130,000	103,988
CHS/Community Health Systems Inc - 144A 5.625% 03/15/2027 Callable @ 102.813 12/15/2023	44,000	39,164
CHS/Community Health Systems Inc - 144A 6.000% 01/15/2029 Callable @ 103.000 01/15/2024	24,000	20,520
CHS/Community Health Systems Inc - 144A 8.000% 03/15/2026 Callable @ 100.000 03/15/2024	113,000	110,960
DaVita Inc - 144A 3.750% 02/15/2031 Callable @ 101.875 02/15/2026	105,000	84,186
DaVita Inc - 144A 4.625% 06/01/2030 Callable @ 102.313 06/01/2025	201,000	171,172
Elanco Animal Health Inc 6.400% 08/28/2028 Callable @ 100.000 05/28/2028	60,000	59,206
Emergent BioSolutions Inc - 144A 3.875% 08/15/2028 Callable @ 101.938 08/15/2023	82,000	45,510
Encompass Health Corp 4.500% 02/01/2028 Callable @ 101.125 02/01/2024	154,000	143,040
Encompass Health Corp 4.625% 04/01/2031 Callable @ 102.313 04/01/2026	35,000	31,100
Encompass Health Corp 4.750% 02/01/2030 Callable @ 102.375 02/01/2025	20,000	18,179
(4) Endo Luxembourg Finance Co I Sarl / Endo US Inc - 144A 6.125% 04/01/2029 Callable @ 104.594 04/01/2024	30,000	21,785
(4) Enterprise Merger Sub Inc - 144A 8.750% 10/15/2026 Callable @ 100.000 10/15/2023	150,000	4,081
Global Medical Response Inc - 144A 6.500% 10/01/2025 Callable @ 100.000 10/01/2023	50,000	29,641
*HCA Inc 5.875% 02/15/2026 Callable @ 100.000 08/15/2025	160,000	160,418
HealthSouth Corp 5.750% 09/15/2025 Callable @ 100.000 09/15/2023	55,000	54,863
Hologic Inc - 144A 4.625% 02/01/2028 Callable @ 101.541 02/01/2024	95,000	90,280
*IQVIA Inc - 144A 5.000% 10/15/2026 Callable @ 100.833 10/15/2023	200,000	194,179
(4) MALLINCKRODT FIN - 144A 11.500% 12/15/2028 Callable @ 100.000 06/15/2027	160,000	138,256
(4) Mallinckrodt International Finance SA / Mallinckrodt CB LLC - 144A 10.000% 06/15/2029 Callable @ 105.000 06/15/2026	26,203	4,127
*Mozart Debt Merger Sub Inc - 144A 3.875% 04/01/2029 Callable @ 101.938 10/01/2024	203,000	177,738
Mozart Debt Merger Sub Inc - 144A 5.250% 10/01/2029 Callable @ 102.625 10/01/2024	102,000	90,126
Organon Finance 1 LLC - 144A 4.125% 04/30/2028 Callable @ 102.063 04/30/2024	200,000	179,229
Owens & Minor Inc - 144A 4.500% 03/31/2029 Callable @ 102.250 03/31/2024	135,000	116,049
Owens & Minor Inc - 144A 6.625% 04/01/2030 Callable @ 103.313 04/01/2025	32,000	29,345
(4) Par Pharmaceutical Inc - 144A 7.500% 04/01/2027 Callable @ 101.875 04/01/2024	75,000	55,038
Radiology Partners Inc - 144A 9.250% 02/01/2028 Callable @ 102.313 02/01/2024	45,000	17,325
RP Escrow Issuer LLC - 144A 5.250% 12/15/2025 Callable @ 101.313 12/15/2023	22,000	14,965
Syneos Health Inc - 144A 3.625% 01/15/2029 Callable @ 101.813 01/15/2024	45,000	44,550
Tenet Healthcare Corp 4.875% 01/01/2026 Callable @ 100.000 03/01/2024	461,000	445,833
Tenet Healthcare Corp 5.125% 11/01/2027 Callable @ 101.281 11/01/2023	296,000	281,077
Tenet Healthcare Corp 6.125% 06/15/2030 Callable @ 103.063 06/15/2025	77,000	74,752
Tenet Healthcare Corp 6.250% 02/01/2027 Callable @ 100.000 02/01/2024	87,000	85,625
Tenet Healthcare Corp - 144A 6.750% 05/15/2031 Callable @ 103.375 05/15/2026	86,000	85,425
Valeant Pharmaceuticals International Inc - 144A 5.500% 11/01/2025	260,000	233,718
Valeant Pharmaceuticals International Inc - 144A 8.500% 01/31/2027 Callable @ 102.125 07/31/2023	99,000	55,323
Valeant Pharmaceuticals International Inc - 144A 9.000% 12/15/2025 Callable @ 100.000 12/15/2023	404,000	369,889
		$5,064,093
Industrials (14.6%)
ACCO Brands Corp - 144A 4.250% 03/15/2029 Callable @ 102.125 03/15/2024	180,000	154,026
ADT Security Corp/The - 144A 4.125% 08/01/2029 Callable @ 100.000 08/01/2028	98,000	85,015
*ADT Security Corp/The - 144A 4.875% 07/15/2032	173,000	148,661
Advanced Drainage Systems Inc - 144A 5.000% 09/30/2027 Callable @ 101.250 09/30/2023	26,000	24,831
Allison Transmission Inc - 144A 3.750% 01/30/2031 Callable @ 101.875 01/30/2026	90,000	76,088
Allison Transmission Inc - 144A 4.750% 10/01/2027 Callable @ 101.583 10/01/2023	66,000	62,356
American Airlines Inc/AAdvantage Loyalty IP Ltd - 144A 5.500% 04/20/2026	244,827	241,165
American Airlines Inc/AAdvantage Loyalty IP Ltd - 144A 5.750% 04/20/2029	150,000	145,183
APi Escrow Corp - 144A 4.750% 10/15/2029 Callable @ 102.375 10/15/2024	37,000	32,930
APi Group DE Inc - 144A 4.125% 07/15/2029 Callable @ 102.063 07/15/2024	56,000	48,720
Arconic Rolled Products Corp - 144A 6.125% 02/15/2028 Callable @ 101.531 02/15/2024	188,000	192,969
ATS Automation Tooling Systems Inc - 144A 4.125% 12/15/2028 Callable @ 102.063 12/15/2023	49,000	43,826
Avis Budget Car Rental LLC / Avis Budget Finance Inc - 144A 4.750% 04/01/2028 Callable @ 102.375 04/01/2024	70,000	63,320
Avis Budget Car Rental LLC / Avis Budget Finance Inc - 144A 5.375% 03/01/2029 Callable @ 102.688 03/01/2024	122,000	113,510
Avis Budget Car Rental LLC / Avis Budget Finance Inc - 144A 5.750% 07/15/2027 Callable @ 100.000 07/15/2024	50,000	48,075
Bombardier Inc - 144A 7.500% 03/15/2025	34,000	34,120
Bombardier Inc - 144A 7.875% 04/15/2027 Callable @ 100.000 04/15/2024	87,000	86,713
Brink’s Co/The - 144A 5.500% 07/15/2025 Callable @ 100.000 07/15/2024	40,000	39,602
Builders FirstSource Inc - 144A 4.250% 02/01/2032 Callable @ 102.125 08/01/2026	93,000	80,696
Builders FirstSource Inc - 144A 6.375% 06/15/2032 Callable @ 103.188 06/15/2027	64,000	63,652
BWX Technologies Inc - 144A 4.125% 04/15/2029 Callable @ 102.063 04/15/2024	63,000	56,543
BWX Technologies Inc - 144A 4.125% 06/30/2028 Callable @ 101.031 06/30/2024	44,000	40,047
Chart Industries Inc - 144A 7.500% 01/01/2030 Callable @ 103.750 01/01/2026	34,000	34,719
Chart Industries Inc - 144A 9.500% 01/01/2031 Callable @ 104.750 01/01/2026	12,000	12,870
CoreCivic Inc 8.250% 04/15/2026 Callable @ 104.125 04/15/2024	94,000	94,712
CVR Partners LP / CVR Nitrogen Finance Corp - 144A 6.125% 06/15/2028 Callable @ 103.063 06/15/2024	52,000	46,961
Dun & Bradstreet Corp/The - 144A 5.000% 12/15/2029 Callable @ 102.500 12/15/2024	23,000	20,245
Dycom Industries Inc - 144A 4.500% 04/15/2029 Callable @ 102.250 04/15/2024	90,000	81,450
Emerald Debt Merger Sub LLC - 144A 6.625% 12/15/2030 Callable @ 103.313 06/15/2026	175,000	173,906
EnPro Industries Inc 5.750% 10/15/2026 Callable @ 101.438 10/15/2023	66,000	64,350
EquipmentShare.com Inc - 144A 9.000% 05/15/2028 Callable @ 106.750 05/15/2025	80,000	79,277
First Student Bidco Inc / First Transit Parent Inc - 144A 4.000% 07/31/2029 Callable @ 102.000 07/31/2024	102,000	86,427
GEO Group Inc/The 10.500% 06/30/2028 Callable @ 102.000 08/19/2023	56,000	56,158
GFL Environmental Inc - 144A 4.375% 08/15/2029 Callable @ 102.188 08/15/2024	39,000	34,779
GFL Environmental Inc - 144A 3.750% 08/01/2025 Callable @ 100.938 08/01/2023	34,000	32,547
GFL Environmental Inc - 144A 4.000% 08/01/2028 Callable @ 102.000 08/01/2023	75,000	67,007
GFL Environmental Inc - 144A 4.750% 06/15/2029 Callable @ 102.375 06/08/2024	45,000	40,960
GFL Environmental Inc - 144A 5.125% 12/15/2026 Callable @ 101.281 12/15/2023	70,000	68,092
GPC Merger Sub Inc - 144A 7.125% 08/15/2028 Callable @ 103.563 08/15/2023	74,000	64,768
Griffon Corp 5.750% 03/01/2028 Callable @ 101.917 03/01/2024	135,000	127,053
Hertz Corp .000% 01/15/2028	20,000	1,600
Hertz Corp .000% 08/01/2026	80,000	6,800
Hertz Corp .000% 10/15/2024	148,000	4,440
Hertz Corp 6.250% 10/15/2022	25,000	750
Hertz Corp/The - 144A 4.625% 12/01/2026 Callable @ 102.313 12/01/2023	58,000	52,400
Hertz Corp/The - 144A 5.000% 12/01/2029 Callable @ 102.500 12/01/2024	200,000	164,917
Hillenbrand Inc 5.000% 09/15/2026 Callable @ 100.000 07/15/2026	10,000	9,791
Iron Mountain Inc - 144A 4.500% 02/15/2031 Callable @ 102.250 02/15/2026	42,000	36,184
Iron Mountain Inc - 144A 4.875% 09/15/2027 Callable @ 101.625 09/15/2023	57,000	53,456
Jeld- 144A Wen Inc - 4.625% 12/15/2025	67,000	65,419
Jeld- 144A Wen Inc - 4.875% 12/15/2027 Callable @ 101.625 12/15/2023	60,000	53,863
JELD- 144A WEN Inc - 6.250% 05/15/2025 Callable @ 100.000 05/15/2024	45,000	45,624
*Madison IAQ LLC - 144A 4.125% 06/30/2028 Callable @ 102.063 06/30/2024	211,000	187,895
Madison IAQ LLC - 144A 5.875% 06/30/2029 Callable @ 102.938 06/30/2024	135,000	113,237
Masonite International Corp - 144A 5.375% 02/01/2028 Callable @ 101.344 02/01/2024	70,000	66,500
MasTec Inc - 144A 4.500% 08/15/2028 Callable @ 102.250 08/15/2023	124,000	115,097
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd - 144A 6.500% 06/20/2027 Callable @ 101.625 06/30/2024	84,000	83,995
MIWD Holdco II LLC / MIWD Finance Corp - 144A 5.500% 02/01/2030 Callable @ 102.750 02/01/2025	59,000	49,855
Mueller Water Products Inc - 144A 4.000% 06/15/2029 Callable @ 100.000 06/15/2024	105,000	93,559
NESCO Holdings II Inc - 144A 5.500% 04/15/2029 Callable @ 102.750 04/15/2024	51,000	46,384
PGT Innovations Inc - 144A 4.375% 10/01/2029 Callable @ 102.188 08/01/2024	66,000	61,224
Pike Corp - 144A 5.500% 09/01/2028 Callable @ 102.750 09/01/2023	63,000	56,700
*Prime Security Services Borrower LLC / Prime Finance Inc - 144A 3.375% 08/31/2027 Callable @ 100.000 08/31/2026	197,000	173,922
Prime Security Services Borrower LLC / Prime Finance Inc - 144A 5.750% 04/15/2026	5,000	4,902
Regal Rexnord Corp 6.300% 02/15/2030 Callable @ 100.000 12/15/2029	36,000	35,884
Regal Rexnord Corp - 144A 6.050% 02/15/2026	43,000	42,980
Regal Rexnord Corp - 144A 6.050% 04/15/2028 Callable @ 100.000 03/15/2028	85,000	84,432
Regal Rexnord Corp - 144A 6.400% 04/15/2033 Callable @ 100.000 01/15/2033	50,000	49,831
Ritchie Bros Auctioneers Inc - 144A 6.750% 03/15/2028 Callable @ 103.375 03/15/2025	25,000	25,312
Ritchie Bros Auctioneers Inc - 144A 7.750% 03/15/2031 Callable @ 103.875 03/15/2026	42,000	43,773
Sensata Technologies BV - 144A 4.000% 04/15/2029 Callable @ 102.000 04/15/2024	50,000	44,187
Sensata Technologies BV - 144A 5.000% 10/01/2025	2,000	1,950
Sensata Technologies Inc - 144A 3.750% 02/15/2031 Callable @ 101.875 02/15/2026	18,000	15,199
Spirit AeroSystems Inc - 144A 7.500% 04/15/2025 Callable @ 100.000 04/15/2024	113,000	112,947
Spirit AeroSystems Inc - 144A 9.375% 11/30/2029 Callable @ 104.688 11/30/2025	49,000	52,452
SRS Distribution Inc - 144A 4.625% 07/01/2028 Callable @ 102.313 07/01/2024	128,000	115,888
SRS Distribution Inc - 144A 6.000% 12/01/2029 Callable @ 103.000 12/01/2024	65,000	56,388
SRS Distribution Inc - 144A 6.125% 07/01/2029 Callable @ 103.063 07/01/2024	47,000	41,240
Standard Industries Inc/NJ - 144A 3.375% 01/15/2031 Callable @ 101.688 07/15/2025	64,000	51,691
Standard Industries Inc/NJ - 144A 4.750% 01/15/2028 Callable @ 101.583 01/15/2024	187,000	174,234
Standard Industries Inc/NJ - 144A 5.000% 02/15/2027	90,000	86,218
Stericycle Inc - 144A 3.875% 01/15/2029 Callable @ 101.938 11/15/2023	120,000	106,124
Terex Corp - 144A 5.000% 05/15/2029 Callable @ 102.500 05/15/2024	88,000	81,881
TransDigm Inc - 144A 6.250% 03/15/2026 Callable @ 100.000 03/15/2024	80,000	79,621
TriMas Corp - 144A 4.125% 04/15/2029 Callable @ 102.063 04/15/2024	63,000	55,599
Trinity Industries Inc - 144A 7.750% 07/15/2028 Callable @ 103.875 07/15/2025	60,000	61,045
Triton Water Holdings Inc - 144A 6.250% 04/01/2029 Callable @ 103.125 04/01/2024	147,000	124,112
Triumph Group Inc 7.750% 08/15/2025 Callable @ 100.000 08/15/2023	75,000	72,387
Triumph Group Inc - 144A 9.000% 03/15/2028 Callable @ 104.500 03/15/2025	32,000	32,830
Uber Technologies Inc - 144A 4.500% 08/15/2029 Callable @ 102.250 08/15/2024	89,000	82,273
Uber Technologies Inc - 144A 7.500% 09/15/2027 Callable @ 103.750 09/15/2023	80,000	81,636
United Airlines Inc - 144A 4.375% 04/15/2026 Callable @ 100.000 10/15/2025	72,000	68,182
United Rentals North America Inc 4.875% 01/15/2028 Callable @ 101.625 01/15/2024	139,000	132,620
United Rentals North America Inc 5.500% 05/15/2027 Callable @ 100.917 05/15/2024	65,000	63,903
VistaJet Malta Finance PLC / Vista Management Holding Inc - 144A 9.500% 06/01/2028 Callable @ 104.750 06/01/2025	31,000	29,606
Wabash National Corp - 144A 4.500% 10/15/2028 Callable @ 102.250 10/15/2024	68,000	57,290
WESCO Distribution Inc - 144A 7.125% 06/15/2025	65,000	65,747
WESCO Distribution Inc - 144A 7.250% 06/15/2028 Callable @ 102.417 06/15/2024	190,000	193,713
White Cap Buyer LLC - 144A 6.875% 10/15/2028 Callable @ 103.438 10/15/2023	19,000	17,117
(4) Wolverine Escrow LLC - 144A 8.500% 11/15/2024 Callable @ 100.000 11/15/2023	5,000	200
(4) Wolverine Escrow LLC - 144A 9.000% 11/15/2026 Callable @ 104.500 11/15/2023	109,000	10,355
(4) Wolverine Escrow LLC - 144A 13.125% 11/15/2027 Callable @ 106.563 11/15/2023	20,000	600
XPO Inc - 144A 6.250% 06/01/2028 Callable @ 103.125 06/01/2025	45,000	44,555
		$7,112,845
Information Technology (5.6%)
ACI Worldwide Inc - 144A 5.750% 08/15/2026 Callable @ 101.438 08/15/2023	69,000	67,620
Ahead DB Holdings LLC - 144A 6.625% 05/01/2028 Callable @ 103.313 05/01/2024	72,000	62,117
Black Knight InfoServ LLC - 144A 3.625% 09/01/2028 Callable @ 101.813 09/01/2023	70,000	63,875
CDW LLC / CDW Finance Corp 3.250% 02/15/2029 Callable @ 100.813 02/15/2024	34,000	29,654
CDW LLC / CDW Finance Corp 4.250% 04/01/2028 Callable @ 101.063 10/01/2023	60,000	55,442
Clarivate Science Holdings Corp - 144A 3.875% 06/30/2028 Callable @ 101.938 06/30/2024	40,000	35,655
Clarivate Science Holdings Corp - 144A 4.875% 06/30/2029 Callable @ 102.438 06/30/2024	79,000	70,177
CommScope Finance LLC - 144A 6.000% 03/01/2026 Callable @ 100.000 03/01/2024	156,000	143,140
CommScope Finance LLC - 144A 8.250% 03/01/2027 Callable @ 100.000 03/01/2024	190,000	143,823
CommScope Inc - 144A 4.750% 09/01/2029 Callable @ 102.375 09/01/2024	113,000	87,028
CommScope Technologies Finance LLC - 144A 6.000% 06/15/2025	93,000	83,926
CommScope Technologies LLC - 144A 5.000% 03/15/2027 Callable @ 100.833 03/15/2024	5,000	3,335
Conduent Business Services LLC / Conduent State & Local Solutions Inc - 144A 6.000% 11/01/2029 Callable @ 103.000 11/01/2024	90,000	75,600
Entegris Escrow Corp - 144A 4.750% 04/15/2029 Callable @ 100.000 01/15/2029	88,000	82,099
Entegris Escrow Corp - 144A 5.950% 06/15/2030 Callable @ 102.975 06/15/2025	48,000	45,944
Entegris Inc - 144A 3.625% 05/01/2029 Callable @ 102.719 05/01/2024	89,000	76,939
Entegris Inc - 144A 4.375% 04/15/2028 Callable @ 101.094 04/15/2024	56,000	50,944
Gartner Inc - 144A 3.625% 06/15/2029 Callable @ 101.813 06/15/2024	30,000	26,435
Gartner Inc - 144A 4.500% 07/01/2028 Callable @ 101.125 07/01/2024	215,000	201,212
II- 144A VI Inc - 5.000% 12/15/2029 Callable @ 102.500 12/14/2024	171,000	153,900
Imola Merger Corp - 144A 4.750% 05/15/2029 Callable @ 102.375 05/15/2024	220,000	193,449
Minerva Merger Sub Inc - 144A 6.500% 02/15/2030 Callable @ 103.250 02/15/2025	35,000	29,655
NCR Corp - 144A 5.000% 10/01/2028 Callable @ 102.500 10/01/2023	35,000	31,661
NCR Corp - 144A 5.125% 04/15/2029 Callable @ 102.563 04/15/2024	120,000	107,309
NCR Corp - 144A 5.750% 09/01/2027 Callable @ 101.438 09/01/2023	108,000	108,675
NCR Corp - 144A 6.125% 09/01/2029 Callable @ 103.063 09/01/2024	80,000	81,311
ON Semiconductor Corp - 144A 3.875% 09/01/2028 Callable @ 101.938 09/01/2023	118,000	106,765
Presidio Holdings Inc - 144A 4.875% 02/01/2027 Callable @ 101.219 02/01/2024	40,000	37,733
Sabre GLBL Inc - 144A 7.375% 09/01/2025 Callable @ 101.844 09/01/2023	20,000	18,050
Seagate HDD Cayman - 144A 8.250% 12/15/2029 Callable @ 104.125 07/15/2026	46,000	48,102
Seagate HDD Cayman - 144A 8.500% 07/15/2031 Callable @ 104.250 07/15/2026	12,000	12,528
Sinclair Television Group Inc - 144A 5.125% 02/15/2027 Callable @ 100.854 08/15/2023	20,000	16,719
Square Inc 3.500% 06/01/2031 Callable @ 100.000 03/01/2031	175,000	146,595
SS&C Technologies Inc - 144A 5.500% 09/30/2027 Callable @ 101.375 03/30/2024	210,000	202,013
Synaptics Inc - 144A 4.000% 06/15/2029 Callable @ 102.000 06/15/2024	37,000	31,824
		$2,731,254
Materials (5.9%)
Allegheny Technologies Inc 4.875% 10/01/2029 Callable @ 102.438 10/01/2024	45,000	40,951
Allegheny Technologies Inc 5.125% 10/01/2031 Callable @ 102.563 10/01/2026	23,000	20,641
Allegheny Technologies Inc 5.875% 12/01/2027 Callable @ 101.469 12/01/2023	66,000	64,152
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc - 144A 5.250% 08/15/2027 Callable @ 101.313 08/15/2023	200,000	171,648
Avient Corp - 144A 7.125% 08/01/2030 Callable @ 103.563 08/01/2025	19,000	19,153
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV - 144A 4.750% 06/15/2027 Callable @ 101.188 06/15/2024	150,000	142,292
Berry Global Escrow Corp - 144A 4.875% 07/15/2026 Callable @ 100.000 07/15/2024	7,000	6,769
Berry Global Inc - 144A 4.500% 02/15/2026	15,000	14,305
Big River Steel LLC / BRS Finance Corp - 144A 6.625% 01/31/2029 Callable @ 103.313 09/15/2023	87,000	86,713
Boise Cascade Co - 144A 4.875% 07/01/2030 Callable @ 102.438 07/01/2025	10,000	9,125
Carpenter Technology Corp 6.375% 07/15/2028 Callable @ 101.594 07/15/2024	50,000	49,219
Carpenter Technology Corp 7.625% 03/15/2030 Callable @ 103.813 03/15/2025	17,000	17,339
Chemours Co/The - 144A 4.625% 11/15/2029 Callable @ 102.313 11/15/2024	25,000	21,093
Chemours Co/The - 144A 5.750% 11/15/2028 Callable @ 102.875 11/15/2023	173,000	159,333
Cleveland- 144A Cliffs Inc - 4.625% 03/01/2029 Callable @ 102.313 03/01/2024	40,000	36,625
Cleveland- 144A Cliffs Inc - 4.875% 03/01/2031 Callable @ 102.438 03/01/2026	29,000	25,694
Cleveland- 144A Cliffs Inc - 6.750% 04/15/2030 Callable @ 103.375 04/15/2026	45,000	43,781
Element Solutions Inc - 144A 3.875% 09/01/2028 Callable @ 101.938 09/01/2023	100,000	88,463
Freeport McMoRan Inc 5.450% 03/15/2043 Callable @ 100.000 09/15/2042	15,000	13,967
Glatfelter Corp - 144A 4.750% 11/15/2029 Callable @ 102.375 11/01/2024	42,000	28,979
Kaiser Aluminum Corp - 144A 4.500% 06/01/2031 Callable @ 102.250 06/01/2026	30,000	24,571
Knife River Holding Co - 144A 7.750% 05/01/2031 Callable @ 103.875 05/01/2026	20,000	20,395
LABL Escrow Issuer LLC - 144A 6.750% 07/15/2026 Callable @ 100.000 07/15/2024	125,000	122,632
LABL Escrow Issuer LLC - 144A 10.500% 07/15/2027 Callable @ 100.000 07/15/2024	60,000	57,143
Mauser Packaging Solutions Holding Co - 144A 7.875% 08/15/2026 Callable @ 103.938 08/15/2024	285,000	283,366
Mauser Packaging Solutions Holding Co - 144A 9.250% 04/15/2027 Callable @ 106.938 10/15/2024	95,000	88,249
NOVA Chemicals Corp - 144A 4.250% 05/15/2029 Callable @ 102.125 05/15/2024	106,000	88,133
NOVA Chemicals Corp - 144A 4.875% 06/01/2024 Callable @ 100.000 03/03/2024	30,000	29,250
NOVA Chemicals Corp - 144A 5.250% 06/01/2027 Callable @ 100.000 03/03/2027	65,000	58,540
Novelis Corp - 144A 4.750% 01/30/2030 Callable @ 102.375 01/30/2025	45,000	40,438
Owens- 144A Brockway Glass Container Inc - 6.625% 05/13/2027	63,000	62,643
Scotts Miracle Gro Co/The 4.000% 04/01/2031 Callable @ 102.000 04/01/2026	101,000	82,035
Scotts Miracle Gro Co/The 4.375% 02/01/2032 Callable @ 102.188 08/01/2026	56,000	45,360
Scotts Miracle Gro Co/The 4.500% 10/15/2029 Callable @ 102.250 10/15/2024	14,000	12,228
Scotts Miracle Gro Co/The 5.250% 12/15/2026 Callable @ 100.875 12/15/2023	135,000	128,515
Summit Materials LLC / Summit Materials Finance Corp - 144A 5.250% 01/15/2029 Callable @ 101.313 07/15/2024	54,000	50,944
Summit Midstream Holdings LLC / Summit Midstream Finance Corp - 144A 8.500% 10/15/2026 Callable @ 104.250 10/15/2023	37,000	36,352
Trinseo Materials Operating SCA / Trinseo Materials Finance Inc - 144A 5.125% 04/01/2029 Callable @ 102.563 04/01/2024	146,000	85,836
Trinseo Materials Operating SCA / Trinseo Materials Finance Inc - 144A 5.375% 09/01/2025 Callable @ 100.000 09/01/2023	95,000	86,464
Trivium Packaging Finance BV - 144A 5.500% 08/15/2026 Callable @ 101.375 08/15/2023	200,000	190,653
United States Steel Corp 6.875% 03/01/2029 Callable @ 103.438 03/01/2024	7,000	6,914
Valvoline Inc - 144A 4.250% 02/15/2030 Callable @ 102.125 02/15/2025	35,000	34,431
(4) Venator Finance S.a r.l. / Venator Materials Corp - 144A 5.750% 07/15/2025	50,000	2,500
(4) Venator Finance Sarl / Venator Materials LLC - 144A 9.500% 07/01/2025 Callable @ 100.000 07/01/2024	40,000	31,200
WR Grace & Co Conn - 144A 4.875% 06/15/2027 Callable @ 101.219 06/15/2024	114,000	107,468
WR Grace Holdings LLC - 144A 5.625% 08/15/2029 Callable @ 102.813 08/15/2024	28,000	23,629
		$2,860,131
Real Estate (0.6%)
Iron Mountain Inc - 144A 5.000% 07/15/2028 Callable @ 101.250 07/15/2024	7,000	6,482
Iron Mountain Inc - 144A 5.250% 07/15/2030 Callable @ 102.625 07/15/2025	90,000	81,358
Kennedy Wilson Inc 4.750% 03/01/2029 Callable @ 102.375 03/01/2024	20,000	16,207
Kennedy Wilson Inc 5.000% 03/01/2031 Callable @ 102.500 03/01/2026	20,000	15,500
MGM Growth Properties Operating Partnership LP / MGP Finance Co Issuer Inc - 144A 5.750% 02/01/2027 Callable @ 100.000 11/01/2026	44,000	43,412
RHP Hotel Properties LP / RHP Finance Corp - 144A 4.500% 02/15/2029 Callable @ 102.250 02/15/2024	123,000	109,624
RHP Hotel Properties LP / RHP Finance Corp - 144A 7.250% 07/15/2028 Callable @ 103.625 07/15/2025	24,000	24,361
		$296,944
Utilities (1.1%)
AmeriGas Partners LP / AmeriGas Finance Corp 5.875% 08/20/2026 Callable @ 100.000 05/20/2026	75,000	70,647
AmeriGas Partners LP / AmeriGas Finance Corp - 144A 9.375% 06/01/2028 Callable @ 104.688 06/01/2025	39,000	39,592
Calpine Corp - 144A 4.625% 02/01/2029 Callable @ 102.313 02/01/2024	64,000	55,105
Calpine Corp - 144A 5.000% 02/01/2031 Callable @ 102.500 02/01/2026	30,000	25,268
Calpine Corp - 144A 5.250% 06/01/2026 Callable @ 100.000 06/01/2024	7,000	6,795
NRG Energy Inc 6.625% 01/15/2027 Callable @ 100.000 07/15/2024	9,000	8,934
NRG Energy Inc - 144A 3.375% 02/15/2029 Callable @ 101.688 02/15/2024	33,000	27,241
NRG Energy Inc - 144A 3.625% 02/15/2031 Callable @ 101.813 02/15/2026	18,000	14,126
NRG Energy Inc - 144A 7.000% 03/15/2033 Callable @ 100.000 12/15/2032	38,000	37,937
PG&E Corp 5.000% 07/01/2028 Callable @ 101.667 07/01/2024	40,000	37,001
PG&E Corp 5.250% 07/01/2030 Callable @ 102.625 07/01/2025	10,000	8,981
(2) VISTRA CORP - 144A 7.000% 12/15/2026 Callable @ 100.000 12/15/2026	70,000	63,080
Vistra Operations Co LLC - 144A 4.375% 05/01/2029 Callable @ 102.188 05/01/2024	27,000	23,771
Vistra Operations Co LLC - 144A 5.000% 07/31/2027 Callable @ 101.250 07/31/2023	80,000	75,566
Vistra Operations Co LLC - 144A 5.625% 02/15/2027 Callable @ 100.000 02/15/2024	42,000	40,554
		$534,598

TOTAL CORPORATE BONDS (COST: $51,604,964)		$46,058,234

COMMON STOCKS (1.2%)

Communication Services (0.3%)	Shares
(3) Frontier Communications Parent Inc	2,688	48,949
(3) iHeartMedia Inc	1,902	8,996
+^(3) Intelsat Emergence SA	3,888	92,340
		$150,285
Consumer Discretionary (0.7%)
+^(3) CLAIRE’S Stores	58	15,950
(3) Clear Channel Outdoor Holdings	4,640	8,352
+^(3) MyTheresa Series B Common Shares	21,320	10,127
+^(3) NMG Parent LLC**	240	30,301
VICI Properties, Inc	8,709	274,159
		$338,889
Energy (0.2%)
(3) Chesapeake Energy Corp	12	1,012
+^(3) EP Energy Corp	2,035	14,245
Oasis Petroleum Inc	459	71,990
		$87,247
Health Care (0.0%)
+^(3) International Oncology Care Inc**	1,633	23,252
(3) Mallinckrodt Equity	920	1,490
		$24,742

TOTAL COMMON STOCK (COST: $964,896)		$601,163

CONVERTIBLE PREFERRED STOCKS (0.3%)

Consumer Discretionary (0.3%)	Shares
+^ CLAIRE’S Convertible Preferred Equity	43	93,525
+^ MYT Holding Co (144A Series A)	53,840	43,745
		137,270

TOTAL CONVERTIBLE PREFERRED STOCK (COST: $75,999)		$137,270

WARRANTS (0.0%)
Communication Services (0.0%)	Shares
+^(3) Intelsat Jackson Holdings SA Series A	405	4
+^(3) Intelsat Jackson Holdings SA Series B	405	4
		$8
Consumer Discretionary (0.0%)
+^(3) NMG Warrants	690	$15,525

TOTAL WARRANTS (COST: $1,797)		$15,533

TOTAL INVESTMENTS IN SECURITIES (COST: $52,647,656) (95.9%)		$46,812,200

OTHER ASSETS LESS LIABILITIES (4.1%)		$2,019,761

NET ASSETS (100%)		$48,831,961

(1) Interest or dividend is paid-in-kind, when applicable. Rate paid in-kind is shown in parenthesis.

(2) Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of July 31, 2023.

(3) Non-income producing security.
(4) Issue is in default.
(5) Interest or dividend is partial paid-in-kind and partial cash. Rate paid in-kind is shown in parenthesis.
*Indicates all or a portion of bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases when they occur.
** All or a portion of the security is considered restricted at July 31, 2023. See Note 2.
# When-issued purchase as of July 31, 2023.
+ The level 3 assets were a result of unavailable quoted prices from and active market or the unavailability of other significant observable inputs. See Note 3.
^ Deemed by management to be illiquid security. See Note 2. Total fair value of illiquid securities amount to $339,059, representing 0.7% of net assets as of July 31, 2023.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total fair value of Rule 144A Securities amounts to $35,690,798 representing 73.1% of net assets as of July 31, 2023.

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND

PORTFOLIO MARKET SECTORS July 31, 2023

Energy	83.5%
Cash Equivalents and Other	4.3%
Industrials	4.1%
Materials	3.3%
Information Technologies	1.9%
Consumer Staples	1.9%
Utilities	1.0%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2023

		Fair
	Shares	Value
COMMON STOCKS (95.7%)

Consumer Staples (1.9%)
*Darling Ingredients Inc	39,000	$2,700,750

Energy (83.5%)
*Antero Resources Corp	111,000	2,969,250
Baker Hughes a GE Co	30,000	1,073,700
Coterra EnerCoterra Energy Inc	55,000	1,514,700
Cactus Inc	82,000	4,163,960
ChampionX Corp	60,000	2,136,000
Cheniere Energy Inc	71,000	11,492,060
Devon Energy Corp	75,000	4,050,000
Diamondback Energy Inc	40,000	5,892,800
EOG Resources Inc	18,000	2,385,540
Enbridge Inc	139,000	5,115,200
Excelerate Energy Inc	80,000	1,697,600
Exxon Mobil Corp	47,000	5,040,280
Halliburton Co	125,000	4,885,000
Marathon Oil Corp	230,000	6,042,100
Marathon Petroleum Corp	7,000	931,140
New Fortress Energy Inc	98,000	2,797,900
*NexTier Oilfield Solutions Inc	610,000	7,271,200
Ovintiv Inc	60,000	2,765,400
Pembina Pipeline Corp	60,000	1,900,800
Permian Resources Corp	350,000	4,091,500
Phillips 66	41,000	4,573,550
Pioneer Natural Resources Co	20,000	4,513,400
*ProFrac Holding Corp	20,000	257,400
Shell PLC	80,000	4,930,400
Solaris Oilfield Infrastructure Inc	95,000	1,038,350
Targa Resources Corp	120,000	9,838,800
TransCanada Corp	60,000	2,152,200
Tenaris SA	190,000	6,363,100
Valero Energy Corp	30,000	3,867,300
		115,750,630
Industrials (4.1%)
*Array Technologies Inc	110,000	2,095,500
*Generac Holdings Inc	12,000	1,844,400
*Plug Power Inc	28,000	367,360
*Shoals Technologies Group Inc	54,000	1,401,840
		5,709,100
Information Technologies (1.9%)
*Enphase Energy Inc	10,000	1,518,300
*SolarEdge Technologies Inc	4,500	1,086,570
		2,604,870
Materials (3.3%)
Olin Corp	80,000	4,614,400

Utilities (1.0%)
*Sunnova Energy International Inc	77,000	1,359,820

TOTAL COMMON STOCKS (COST: $110,953,850)		$132,739,570

SHORT-TERM INVESTMENTS (4.4%)
(a) Morgan Stanley Inst’l Liquidity Fund, 5.19%	6,139,075	6,139,075
TOTAL SHORT-TERM INVESTMENTS (Cost $6,139,075)		$6,139,075

TOTAL INVESTMENTS (Cost $117,092,925) (100.1)		138,878,645

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)		$(196,860)

NET ASSETS (100.0%)		$138,681,785

*Non-income producing
PLC - Public Limited Company
ADR - American Depositary Receipt
(a) Seven day yield as of July 31, 2023.

The accompanying notes are an integral part of these financial statements.

INTEGRITY SHORT TERM GOVERNMENT FUND

PORTFOLIO MARKET SECTORS July 31, 2023

Mortgage Backed Securities	96.7%
U.S. Government Note/Bonds	2.1%
Cash Equivalents and Other	1.2%
100.0%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are based on net assets.

SCHEDULE OF INVESTMENTS July 31, 2023

	Principal	Fair
	Amount	Value
MORTGAGE BACKED SECURITIES (96.7%)

Fannie Mae Pool (23.1%)
FN 252284 6.5% 1/1/2029	28,315	28,511
FN 47935 4.891% 5/1/2027 (11th District COFI Replacement Index + 1.254%)(a)	474	467
FN 555326 5.5% 4/1/2033	63,074	64,407
FN 745751 5.5% 9/1/2035	15,255	15,578
FN 748375 5.458% 8/1/2033	575	565
FN 888073 5.5% 2/1/2035	10,827	11,056
FN AL5259 3.5% 5/1/2029	82,179	78,584
FN AL7654 3% 9/1/2035	99,297	92,129
FN AL9858 3% 3/1/2030	77,725	74,357
FN BM1231 3.5% 11/1/2031	105,380	101,941
FN BM1244 3.5% 6/1/2032	122,861	117,456
FN BM3428 3.5% 1/1/2033	49,093	46,832
FN BP6466 3% 7/1/2050	171,264	150,788
FN BP8780 3% 7/1/2050	206,134	183,439
FN BX3957 6% 1/1/2053	37,780	38,037
FN BY1788 6% 5/1/2053	159,677	160,606
FN CA6065 3% 6/1/2050	136,373	116,650
FN CB0573 2.5% 5/1/2046	261,470	223,983
FN CB5525 6% 1/1/2053	428,963	432,305
FN CB5542 5.5% 1/1/2053	48,937	48,790
FN FM1487 4% 9/1/2039	25,533	24,437
FN FM2209 3.5% 1/1/2035	60,281	57,326
FN FM6742 3% 8/1/2040	156,832	142,328
FN FS0600 3% 2/1/2050	116,564	103,332
FN FS3411 6% 1/1/2053	161,900	163,585
FN MA3067 3.5% 7/1/2047	108,985	98,249
FN MA3725 3.5% 7/1/2049	36,190	32,176
FN MA4908 6% 1/1/2043	456,639	461,208
FN MA4935 6% 2/1/2043	192,503	194,433
FN MA5031 7% 4/1/2053	199,574	202,687
		3,466,242
Fannie Mae Remics (3.4%)
FNR 2007-54 EF 5.74206% 6/25/2037 (SOFR 30 Day Average + 0.340%)(a)	230,205	224,821
FNR 2023-14 E 6% 6/25/2048	281,283	281,259
		506,080
Fannie Mae-Aces (2.9%)
FNA 2015-M3 X2 0.395752% 10/25/2024 (b)(c)	24,662,277	52,999
FNA 2019-M32 X2 1.22486% 10/25/2029 (b)(c)	4,169,514	214,159
FNA 2020-M10 X6 1.50065% 8/25/2028 (b)(c)	3,437,736	171,894
		439,052
FHLMC-GNMA (0.0%)
FHG 23 FC 5.85206% 11/25/2023 (SOFR 30 Day Average + 0.450%)(a)	768	767

Freddie Mac Pool (17.5%)
FR QF6560 5.5% 1/1/2053	433,132	430,236
FR QF8178 6% 2/1/2053	171,926	172,926
FR QF8450 6% 3/1/2053	95,900	96,630
FR QG1921 6.5% 5/1/2053	199,674	203,758
FR QG5777 6.5% 6/1/2053	99,918	101,955
FR QG6170 6% 7/1/2053	149,918	150,893
FR QN5456 2% 3/1/2036	303,507	269,615
FR QS0276 6% 2/1/2033	285,541	290,508
FR RB5221 6% 2/1/2043	431,212	435,535
FR ZA5250 4% 1/1/2048	226,897	216,005
FR ZS8598 3% 2/1/2031	127,359	119,497
FR ZS8670 3.5% 9/1/2032	140,151	133,971
		2,621,529
Freddie Mac Gold Pool (6.3%)
FG C91993 3.5% 5/1/2038	127,815	120,441
FG G01584 5% 8/1/2033	27,359	27,501
FG G13390 6% 1/1/2024	6	6
FG G13610 5.5% 2/1/2024	94	94
FG G13692 5.5% 2/1/2024	45	44
FG G14160 6% 1/1/2024	5	5
FG G16406 3% 1/1/2028	49,472	47,527
FG G16502 3.5% 5/1/2033	105,028	100,516
FG G18524 3% 9/1/2029	103,952	98,952
FG G18601 3% 5/1/2031	144,768	136,130
FG G18605 3% 6/1/2031	95,768	90,057
FG G18655 3% 8/1/2032	147,916	139,094
FG H09207 6.5% 8/1/2038	9,058	9,122
FG NB0014 3.5% 4/1/2049	185,699	170,643
		940,132
Freddie Mac Multifamily Structured Pass Through Certificates (6.5%)
FHMS K078 XAM 0.146892% 6/25/2028 (b)(c)	33,580,000	101,311
FHMS K111 X1 1.680126% 5/25/2030 (b)(c)	3,059,824	253,323
FHMS K115 X1 1.427518% 6/25/2030 (b)(c)	1,395,012	99,084
FHMS K724 X1 0.338187% 11/25/2023 (b)(c)	3,389,525	1,061
FHMS K736 X1 1.410217% 7/25/2026 (b)(c)	5,992,620	179,952
FHMS K738 X1 1.624385% 1/25/2027 (b)(c)	1,881,903	79,132
FHMS K742 X1 0.867346% 3/25/2028 (b)(c)	2,494,537	60,388
FHMS Q004 A2H 4.497425% 1/25/2046 (b)	109,941	109,223
FHMS Q007 APT1 5.331549% 10/25/2047 (b)	24,711	24,595
FHMS Q016 XPT1 0.981% 5/25/2026 (b)(c)	3,029,152	62,694
		970,763
Freddie Mac REMICS (3.2%)
FHR 2344 ZD 6.5% 8/15/2031	7,928	8,050
FHR 3784 PD 4% 1/15/2026	1,377	1,358
FHR 4753 GT 3% 2/15/2045	85,847	85,087
FHR 5229 MD 4% 1/25/2046	401,840	382,980
		477,475
FRESB Mortgage Trust (4.1%)
FRESB 2015-SB2 A5 5.91593% 7/25/2035 (SOFR 30 Day Average + 0.700%)(a)	44,001	43,676
FRESB 2015-SB3 A5 5.91593% 8/25/2042 (SOFR 30 Day Average + 0.700%)(a)	3,201	3,177
FRESB 2015-SB7 A5 5.91593% 9/25/2035 (SOFR 30 Day Average + 0.700%)(a)	195,188	193,819
FRESB 2016-SB13 A5H 5.91593% 1/25/2036 (SOFR 30 Day Average + 0.700%)(a)	119,921	118,891
FRESB 2016-SB16 A5H 5.91593% 5/25/2036 (SOFR 30 Day Average + 0.700%)(a)	58,702	58,123
FRESB 2019-SB60 A5H 3.07% 1/25/2039 (b)	205,136	201,903
		619,589
Ginnie Mae I Pool (0.2%)
GN 741854 4% 5/15/2025	14,070	13,832
GN 782618 4.5% 4/15/2024	9,807	9,643
		23,475
Ginnie Mae II Pool (5.7%)
G2 785316 7.151% 9/20/2070 (SOFR 30 Day Average + 2.004%)(a)	74,638	75,848
G2 MA6402 4.5% 1/20/2050	15,210	14,504
G2 MA8650 6.5% 2/20/2053	393,539	399,448
G2 MA8728 6.5% 3/20/2053	197,063	200,050
G2 MA8803 6.5% 4/20/2053	158,624	161,036
		850,886
Government National Mortgage Association (22.1%)
GNR 2013-105 IO 0.18818% 6/16/2054 (b)(c)	4,327,929	5,830
GNR 2013-15 IO 0.56228% 8/16/2051 (b)(c)	1,849,527	34,919
GNR 2013-33 IO 0.21384% 4/16/2054 (b)(c)	5,839,582	17,665
GNR 2014-73 IO 0.42239% 4/16/2056 (b)(c)	2,853,581	33,558
GNR 2015-130 IO 0.70668% 7/16/2057 (b)(c)	1,380,052	34,362
GNR 2015-97 A 2.4% 4/16/2043	189,612	179,892
GNR 2016-158 IO 0.75618% 6/16/2058 (b)(c)	2,316,231	76,445
GNR 2016-34 IO 0.9115% 1/16/2058 (b)(c)	2,517,966	94,270
GNR 2016-94 IO 0.81405% 12/16/2057 (b)(c)	2,957,337	88,883
GNR 2017-143 IO 0.47361% 1/16/2059 (b)(c)	2,660,648	72,716
GNR 2017-28 IO 0.68038% 2/16/2057 (b)(c)	2,198,800	75,969
GNR 2017-76 IO 0.79074% 12/16/2056 (b)(c)	1,932,369	78,234
GNR 2017-H22 IC 0.34109% 11/20/2067 (b)(c)	991,752	33,408
GNR 2018-108 IA 0.67184% 8/16/2060 (b)(c)	888,370	52,396
GNR 2018-119 IO 0.67284% 5/16/2060 (b)(c)	661,571	34,781
GNR 2018-2 IO 0.70596% 12/16/2059 (b)(c)	1,307,786	55,446
GNR 2020-121 IO 0.91053% 8/16/2060 (b)(c)	1,020,911	62,787
GNR 2020-132 IO 0.84941% 9/16/2062 (b)(c)	1,524,685	93,530
GNR 2020-168 IA 0.97768% 12/16/2062 (b)(c)	1,077,439	72,980
GNR 2020-40 IO 0.87507% 1/16/2062 (b)(c)	1,665,058	93,353
GNR 2020-57 JI 1.8006% 1/16/2060 (b)(c)	2,799,347	308,695
GNR 2020-87 AI 1.86704% 5/16/2060 (b)(c)	887,867	101,648
GNR 2020-H04 IO 0.01615% 2/20/2070 (b)(c)	539,973	27,899
GNR 2020-H11 IO 0.03555% 6/20/2070 (b)(c)	2,807,669	154,349
GNR 2020-H12 IG 0% 7/20/2070 (b)(c)	2,055,287	63,788
GNR 2020-H12 IJ 0.13194% 7/20/2070 (b)(c)	1,892,204	112,997
GNR 2020-H19 SI 0% 10/20/2070 (b)(c)	1,021,936	22,851
GNR 2021-10 IO 0.98616% 5/16/2063 (b)(c)	1,374,835	95,529
GNR 2021-110 IO 0.8725% 11/16/2063 (b)(c)	2,230,585	142,639
GNR 2021-147 IO 0.98553% 6/16/2061 (b)(c)	686,109	47,624
GNR 2021-150 IO 1.03205% 11/16/2063 (b)(c)	1,042,621	77,224
GNR 2021-36 IO 1.26187% 3/16/2063 (b)(c)	2,139,467	177,186
GNR 2021-37 IO 0.80476% 1/16/2061 (b)(c)	1,718,314	101,150
GNR 2021-47 IO 0.99215% 3/16/2061 (b)(c)	1,097,546	73,742
GNR 2021-H06 YI 1.20237% 4/20/2071 (b)(c)	1,704,224	95,530
GNR 2021-H08 VF 6.30145% 4/20/2071 (SOFR 30 Day Average + 1.200%)(a)	220,704	223,069
GNR 2021-H11 IY 0.38258% 7/20/2071 (b)(c)	2,546,300	62,538
GNR 2022-H07 IG 1.78667% 2/20/2072 (b)(c)	1,637,677	67,723
GNR 2023-H02 IK 1.22719% 1/20/2073 (b)(c)	1,054,453	74,550
		3,322,155
Seasoned Credit Risk Transfer Trust Series (1.7%)
SCRT 2018-3 MA 3.5% 8/25/2057 (b)	51,749	48,605
SCRT 2020-3 M5TW 3% 5/25/2060	85,472	75,489
SCRT 2021-1 TTU 2.5% 9/25/2060	171,374	153,510
		277,604

TOTAL MORTGAGE BACKED SECURITIES (Cost: $16,406,478)		$14,515,749

U.S. GOVERNMENT NOTES/BONDS (2.1%)
United States Treasury 30-Year Bond 6.25% 08/15/2023	320,000	320,079
TOTAL U.S. GOVERNMENT NOTES/BONDS (Cost $320,188)		$320,079

SHORT-TERM INVESTMENTS (0.7%)
Morgan Stanley Institutional Liquidity Fund, 5.19% (d)	106,073	106,073
TOTAL SHORT-TERM INVESTMENTS (Cost $106,073)		$106,073

TOTAL INVESTMENTS (Cost $16,832,739) (99.5%)		$14,941,901

OTHER ASSETS LESS LIABILITIES (0.5%)		$70,283

NET ASSETS (100.0%)		$15,012,184

(a) Variable rate security; the rate shown represents the rate at July 31, 2023. Coupon may be fixed for a period of time.
(b) Variable rate security; the rate shown represents the rate at July 31, 2023. The coupon is based on an underlying pool of loans.
(c) Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(d) Seven day yield as of July 31, 2023.

ECOFC - Enterprise 11th District COFI Replacement Index
1 Month ECOFC - 1 Month ECOFC rate disclosed as of July 31, 2023, based on the last reset date of the security.
SOFR - Secured Overnight Financing Rate
SOFR 30 Day Average - SOFR 30 Day Average, rate disclosed as of July 31, 2023, based on the last reset date of the security.
11th District COFI Replacement Index rate disclosed as of July 31, 2023, based on the last reset date of the security.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | July 31, 2023

	Dividend	Dividend	Growth
	Harvest	Summit	& Income
	Fund	Fund	Fund
ASSETS
Investments in securities, at cost	$300,380,881	$628,771	$53,378,647

Investments in securities, at value	$338,040,033	$650,119	$84,194,703
Cash and cash equivalents	-	-	-
Security sales receivable	102,419	-	-
Receivable for Fund shares sold	271,839	-	34,749
Accrued dividends receivable	1,118,363	2,085	87,503
Accrued interest receivable	20,292	211	25,422
Receivable from affiliate	143,373	6,472	33,728
Prepaid expenses	41,465	-	2,768
Other assets	2,785	-	-
Total assets	$339,740,569	$658,887	$84,378,873

LIABILITIES
Payable for Fund shares redeemed	1,013,967	-	21,019
Trustees’ fees payable	16,431	54	4,553
Payable to affiliates	354,398	5,854	121,703
Accrued expenses	65,014	392	21,941
Due to custodian	15,128	1,318	-
Total liabilities	$1,464,938	$7,618	$169,216

NET ASSETS	$338,275,631	$651,269	$84,209,657

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$307,562,541	$637,308	$52,333,336
Distributable earnings	30,713,090	13,961	31,876,321

NET ASSETS	$338,275,631	$651,269	$84,209,657

Net Assets - Class A	$111,908,770	$50,870	$52,271,632
Net Assets - Class C	$27,906,344	$50,968	$6,304,410
Net Assets - Class I	$198,460,517	$549,431	$25,633,615
Shares outstanding - Class A	6,808,126	5,000	636,606
Shares outstanding - Class C	1,712,647	5,000	79,440
Shares outstanding - Class I	12,063,499	54,032	311,316
Net asset value per share - Class A*	$16.44	$10.17	$82.11
Maximum sales charge - Class A	5.00%	5.00%	5.00%
Public offering price per share - Class A	$17.31	$10.71	$86.43
Net asset value per share - Class C*	$16.29	$10.19	$79.36
Net asset value per share - Class I	$16.45	$10.17	$82.34

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | July 31, 2023

	High	MNA	Short Term
	Income	Resources	Government
	Fund	Fund	Fund
ASSETS
Investments in securities, at cost	$52,647,656	$117,092,925	$16,832,739

Investments in securities, at value	$46,812,200	$138,878,645	$14,941,901
Cash and cash equivalents	1,350,220	-	-
Receivable for Fund shares sold	86,934	43,835	-
Accrued dividends receivable	-	96,047	-
Accrued interest receivable	778,918	18,847	121,609
Receivable from affiliate	26,502	13,788	4,123
Prepaid expenses	-	10,221	10,719
Other assets	1,199	-	-
Total assets	$49,055,973	$139,061,383	$15,078,352

LIABILITIES
Payable for securities purchased	$21,000	$-	$-
Payable for Fund shares redeemed	65,505	169,695	3,962
Distributions payable	42,940	-	-
Trustees’ fees payable	3,162	9,030	1,224
Payable to affiliates	67,065	176,029	15,974
Accrued expenses	24,340	24,844	45,008
Total liabilities	$224,012	$379,598	$66,168

NET ASSETS	$48,831,961	$138,681,785	$15,012,184

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$55,533,437	$306,908,807	$25,210,637
Distributable earnings (accumulated losses)	(6,701,476)	(168,227,022)	(10,198,453)

NET ASSETS	$48,831,961	$138,681,785	$15,012,184

Net Assets - Class A	$22,890,644	$87,706,340	$307,936
Net Assets - Class C	$3,364,324	$6,571,262	$ N/A
Net Assets - Class I	$22,576,993	$44,404,183	$14,704,248
Shares outstanding - Class A	3,210,050	16,549,600	37,422
Shares outstanding - Class C	470,673	1,248,254	N/A
Shares outstanding - Class I	3,168,905	8,451,359	1,784,490
Net asset value per share - Class A*	$7.13	$5.30	$8.23
Maximum sales charge - Class A	4.25%	5.00%	2.00%
Public offering price per share - Class A	$7.45	$5.58	$8.40
Net asset value per share - Class C*	$7.15	$5.26	N/A
Net asset value per share - Class I	$7.12	$5.25	$8.24

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the year ended July 31, 2023

	Dividend	Dividend	Growth
	Harvest	Summit	& Income
	Fund	Fund *	Fund
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $209,759, $667 and $0, respectively)	$12,425,310	$8,738	$1,257,805
Interest	57,263	497	78,475
Total investment income	$12,482,573	$9,235	$1,336,280

EXPENSES
Investment advisory fees	$2,238,693	$1,119	$727,014
Distribution (12b-1) fees - Class A	272,701	30	118,235
Distribution (12b-1) fees - Class C	247,164	121	56,700
Transfer agent fees	519,739	3,261	142,863
Administrative service fees	456,039	12,176	149,780
Professional fees	72,411	125	15,121
Reports to shareholders	19,618	38	8,123
License, fees, and registrations	45,871	1,576	43,560
Audit fees	51,905	164	12,455
Trustees’ fees	24,419	54	8,289
Transfer agent out-of-pockets	47,524	135	22,485
Custodian fees	25,058	56	9,846
Legal fees	30,292	45	7,887
Insurance expense	3,865	9	1,289
Total expenses	$4,055,299	$18,909	$1,323,647
Less expenses waived or reimbursed (See Note 7)	(1,443,402)	(18,895)	(429,172)
Total net expenses	$2,611,897	$14	$894,475

NET INVESTMENT INCOME (LOSS)	$9,870,676	$9,221	$441,805

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$308,372	$(7,387)	$795,915
Net change in unrealized appreciation (depreciation) of investments	6,733,207	21,348	7,795,435
Net realized and unrealized gain (loss) on investments	$7,041,579	$13,961	$8,591,350

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,912,255	$23,182	$9,033,155

* For the period May 1, 2023 (commencement of operations) through July 31, 2023.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the year ended July 31, 2023

	High	MNA	Short Term
	Income	Resources	Government
	Fund	Fund	Fund
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $0, $88,440, and $0, respectively)	$29,436	$4,273,570	$-
Interest	2,980,746	60,197	115,871
Total investment income	$3,010,182	$4,333,767	$115,871

EXPENSES
Investment advisory fees	$417,472	$705,737	$49,488
Distribution (12b-1) fees - Class A	58,977	445,739	1,544
Distribution (12b-1) fees - Class C	32,916	75,484	-
Transfer agent fees	70,938	266,066	25,800
Administrative service fees	116,759	245,605	59,022
Professional fees	10,131	35,935	7,950
Reports to shareholders	5,525	10,670	-
License, fees, and registrations	29,709	49,803	12,654
Audit fees	8,811	28,010	2,005
Trustees’ fees	5,569	14,498	2,629
Transfer agent out-of-pockets	16,131	111,296	5,497
Custodian fees	16,663	13,441	11,458
Legal fees	5,534	16,599	1,000
Insurance expense	1,001	2,390	-
Total expenses	$796,136	$2,021,273	$179,047
Less expenses waived or reimbursed (See Note 7)	(340,855)	(89,643)	(86,774)
Total net expenses	$455,281	$1,931,630	$92,273

NET INVESTMENT INCOME (LOSS)	$2,554,901	$2,402,137	$23,598

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(446,689)	$17,924,236	$(2,204,207)
Net change in unrealized appreciation (depreciation) of investments	(1,030,827)	(12,160,937)	1,696,615
Net realized and unrealized gain (loss) on investments	$(1,477,516)	$5,763,299	$(507,592)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,077,385	$8,165,436	$(483,994)

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the year ended July 31, 2023

	Dividend	Dividend	Growth
	Harvest	Summit	& Income
	Fund	Fund *	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$9,870,676	$9,221	$441,805
Net realized gain (loss) from investment transactions	308,372	(7,387)	795,915
Net change in unrealized appreciation (depreciation) of investments	6,733,207	21,348	7,795,435
Net increase (decrease) in net assets resulting from operations	$16,912,255	$23,182	$9,033,155

DISTRIBUTIONS TO SHAREHOLDERS
Distributions - Class A	$(4,929,518)	$(739)	$(624,715)
Distributions - Class C	(926,454)	(646)	(48,221)
Distributions - Class I	(7,802,863)	(7,835)	(255,733)
Total distributions	$(13,658,835)	$(9,220)	$(928,669)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$20,446,194	$50,000	$3,490,627
Proceeds from sale of shares - Class C	7,866,830	50,000	960,177
Proceeds from sale of shares - Class I	107,819,407	529,460	11,023,659
Proceeds from reinvested dividends - Class A	4,432,110	-	591,724
Proceeds from reinvested dividends - Class C	865,103	-	46,084
Proceeds from reinvested dividends - Class I	6,792,274	7,847	210,787
Cost of shares redeemed - Class A	(19,553,346)	-	(6,943,441)
Cost of shares redeemed - Class C	(3,533,450)	-	(972,555)
Cost of shares redeemed - Class I	(41,645,833)	-	(10,600,945)
Net increase (decrease) in net assets resulting from capital share transactions	$83,489,289	$637,307	$(2,193,883)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$86,742,709	$651,269	$5,910,603
NET ASSETS, BEGINNING OF PERIOD	251,532,922	-	78,299,054
NET ASSETS, END OF PERIOD	$338,275,631	$651,269	$84,209,657

* For the period May 1, 2023 (commencement of operations) through July 31, 2023

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the year ended July 31, 2023

	High	MNA	Short Term
	Income	Resources	Government
	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,554,901	$2,402,137	$23,598
Net realized gain (loss) from investment transactions	(446,689)	17,924,236	(2,204,207)
Net change in unrealized appreciation (depreciation) of investments	(1,030,827)	(12,160,937)	1,696,615
Net increase (decrease) in net assets resulting from operations	$1,077,385	$8,165,436	$(483,994)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions - Class A	$(1,212,257)	$(1,354,558)	$(1,769)
Distributions - Class C	(144,476)	(76,981)	N/A
Distributions - Class I	(1,198,170)	(920,220)	(64,633)
Total distributions	$(2,554,903)	$(2,351,759)	$(66,402)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$650,085	$6,500,987	$-
Proceeds from sale of shares - Class C	424,468	690,712	N/A
Proceeds from sale of shares - Class I	7,382,988	12,221,748	966,985
Proceeds from reinvested dividends - Class A	1,013,441	1,300,020	1,769
Proceeds from reinvested dividends - Class C	109,718	73,332	N/A
Proceeds from reinvested dividends - Class I	926,483	683,988	57,097
Cost of shares redeemed - Class A	(3,810,405)	(18,933,192)	(380,183)
Cost of shares redeemed - Class C	(702,044)	(3,372,337)	N/A
Cost of shares redeemed - Class I	(9,340,963)	(13,341,019)	(5,395,913)
Net increase (decrease) in net assets resulting from capital share transactions	$(3,346,229)	$(14,175,761)	$(4,750,245)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(4,823,747)	$(8,362,084)	$(5,300,641)
NET ASSETS, BEGINNING OF PERIOD	53,655,708	147,043,869	20,312,825
NET ASSETS, END OF PERIOD	$48,831,961	$138,681,785	$15,012,184

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the year ended July 31, 2022

	Dividend	Growth
	Harvest	& Income
	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$6,314,760	$196,292
Net realized gain (loss) from investment transactions	9,230,591	572,871
Net change in unrealized appreciation (depreciation) of investments	3,445,340	(8,893,507)
Net increase (decrease) in net assets resulting from operations	$18,990,691	$(8,124,344)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions - Class A	$(2,959,093)	$(365,845)
Distributions - Class C	(445,278)	(33,938)
Distributions - Class I	(2,910,818)	(278,380)
Total distributions	$(6,315,189)	$(678,163)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$20,445,610	$7,249,256
Proceeds from sale of shares - Class C	7,531,037	2,119,222
Proceeds from sale of shares - Class I	65,529,132	19,491,890
Proceeds from reinvested dividends - Class A	2,630,033	343,421
Proceeds from reinvested dividends - Class C	416,699	33,636
Proceeds from reinvested dividends - Class I	2,473,410	227,393
Cost of shares redeemed - Class A	(12,610,847)	(5,231,276)
Cost of shares redeemed - Class C	(2,422,784)	(908,696)
Cost of shares redeemed - Class I	(13,364,091)	(18,723,586)
Net increase (decrease) in net assets resulting from capital share transactions	$70,628,199	$4,601,260

TOTAL INCREASE (DECREASE) IN NET ASSETS	$83,303,701	$(4,201,247)
NET ASSETS, BEGINNING OF PERIOD	168,229,221	82,500,301
NET ASSETS, END OF PERIOD	$251,532,922	$78,299,054

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the year ended July 31, 2022

	High	MNA	Short Term
	Income	Resources	Government
	Fund	Fund	Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,318,692	$1,861,147	$295,669
Net realized gain (loss) from investment transactions	382,980	25,379,879	(237,623)
Net change in unrealized appreciation (depreciation) of investments	(6,504,773)	12,800,565	(1,334,779)
Net increase (decrease) in net assets resulting from operations	$(3,803,101)	$40,041,591	$(1,276,733)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions - Class A	$(1,069,314)	$(1,174,231)	$(12,672)
Distributions - Class C	(120,709)	(70,858)	N/A
Distributions - Class I	(1,128,669)	(577,871)	(521,526)
Total distributions	$(2,318,692)	$(1,822,960)	$(534,198)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$4,439,143	$8,548,564	$239,532
Proceeds from sale of shares - Class C	1,285,470	609,839	N/A
Proceeds from sale of shares - Class I	14,443,443	20,354,863	2,119,881
Proceeds from reinvested dividends - Class A	872,590	1,122,066	12,672
Proceeds from reinvested dividends - Class C	90,057	66,929	N/A
Proceeds from reinvested dividends - Class I	777,436	439,535	453,336
Cost of shares redeemed - Class A	(3,513,329)	(21,321,329)	(223,930)
Cost of shares redeemed - Class C	(1,136,599)	(4,076,754)	N/A
Cost of shares redeemed - Class I	(14,633,740)	(6,298,602)	(12,776,858)
Net increase (decrease) in net assets resulting from capital share transactions	$2,624,471	$(554,889)	$(10,175,367)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(3,497,322)	$37,663,742	$(11,986,298)
NET ASSETS, BEGINNING OF PERIOD	57,153,030	109,380,127	32,299,123
NET ASSETS, END OF PERIOD	$53,655,708	$147,043,869	$20,312,825

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1: Organization

The Integrity Funds (the “Trust”) was organized as a Delaware statutory trust on October 31, 1997 and commenced operations on October 31, 1997. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company, consisting of six series (the “Funds”).

Integrity Dividend Harvest Fund (the “Dividend Harvest Fund”), a diversified fund, seeks high current income with long term appreciation as a secondary objective. Integrity Dividend Summit Fund (the “Dividend Summit Fund”), a non-diversified fund commencing operations on May 1, 2023, seeks high current income with long term appreciation as a secondary objective. Integrity Growth & Income Fund (the “Growth & Income Fund”), a diversified fund, seeks to provide long-term growth of capital with dividend income as a secondary objective. Integrity High Income Fund (the “High Income Fund”), a diversified fund, seeks a high level of current income with capital appreciation as a secondary objective. Integrity Mid-North American Resources Fund (the “MNA Resources Fund”), a diversified fund, seeks to provide long-term growth through capital appreciation. Integrity Short Term Government Fund (the “S-T Gov Fund”), a diversified fund, seeks to achieve a high and stable rate of total return, when and as opportunities are available in the context of preserving capital in adverse markets.

Each Fund in the Trust, except for S-T Gov Fund, currently offers Class A, C, and I shares. S-T Gov Fund offers Class A and I shares. The Class A shares of Dividend Harvest Fund, Dividend Summit Fund, Growth & Income Fund, High Income Fund, MNA Resources Fund and S-T Gov Fund are sold with an initial sales charge of 5.00%, 5.00%, 5.00%, 4.25%, 5.00% and 2.00%, respectively, and a distribution fee of up to 0.25% on an annual basis. Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis. Class I shares are sold without a sales charge or distribution fee. The three classes of shares (two classes for S-T Gov Fund) represent interest in each Fund’s same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

Each Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946, Financial Services – Investment Companies.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—The Funds value their investments at fair value. Securities for which market quotations are available are valued as follows: (a) Listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) Unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers’ Automated Quotation System. The Funds’ administrative services agent, Integrity Fund Services, LLC (“Integrity Fund Services” or “IFS”) obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Board of Trustees. Refer to Note 3 for further disclosures related to the inputs used to value the Funds’ investments. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at the investment company’s net asset value per share.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a when-issued basis are identified as such in each Fund’s Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares (in any amount) may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of July 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended July 31, 2023, the Funds did not incur any interest or penalties.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years, which include the current and prior three tax years, are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on debt securities are accreted and amortized into interest income using the effective yield method over the lives of the respective securities.

Cash and cash equivalents—The Funds consider investments in an FDIC insured interest bearing savings account to be cash. The Fund maintains balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. Gains and losses on principal payments of mortgage-backed securities (paydown gains and losses) are included as an adjustment to interest income in the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable countries’ tax rules and regulations. Dividend Harvest Fund, Dividend Summit Fund, and S-T Gov Fund will declare and pay dividends from net investment income monthly. MNA Resources Fund will declare and pay dividends from net investment income quarterly. Growth & Income Fund will declare and pay dividends from net investment income at least annually. The High Income Fund declares dividends from net investment income daily and pays such dividends monthly. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period. As of July 31, 2023, distributable earnings was increased by $77,968 and paid in capital was decreased by $77,968 for the Dividend Harvest Fund due to a taxable over-distribution.

Use of estimates—The financial statements have been prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase (decrease) from operations during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

Multiple class allocations—The High Income Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Dividend Harvest Fund, Dividend Summit Fund, Growth & Income Fund, MNA Resources Fund and S-T Gov Fund use the relative net assets method to allocate income, fund-wide expenses, gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.

Illiquid securities—A security may be considered to be illiquid if it has a limited trading market. Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. These securities are valued at fair value as described above. Each Fund intends to hold no more than 15% of its net assets in illiquid securities. Of the illiquid securities listed on the Schedules of Investments, the following securities are considered to be restricted as of July 31, 2023:

High Income Fund	Shares/Principal	Dates Acquired	Cost Basis	Fair Value
International Oncology Care Inc.	1,633	2/22/18	66,476	$ 23,252
NMG Parent LLC	37	9/25/20	84	$ 4,671

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments). The following is a summary of the inputs used to value the Funds’ investments as of July 31, 2023:

Dividend Harvest Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$335,366,735	$0	$0	$335,366,735
Short-Term Investments	2,673,298	0	0	2,673,298
Total	$338,040,033	$0	$0	$338,040,033

Dividend Summit Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$583,637	$0	$0	$583,637
Short-Term Investments	66,482	0	0	66,482
Total	$650,119	$0	$0	$650,119

Growth & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$76,197,215	$0	$0	$76,197,215
Short-Term Investments	7,997,488	0	0	7,997,488
Total	$84,194,703	$0	$0	$84,194,703

High Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds*	$0	$46,058,193	$41	$46,058,234
Common Stock	414,948	0	186,215	601,163
Convertible Preferred Stock	0	0	137,270	137,270
Warrants	0	0	15,533	15,533
Total	$414,948	$46,058,193	$339,059	$46,812,200

MNA Resources Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$132,739,570	$0	$0	132,739,570
Short-Term Investments	6,139,075	0	0	6,139,075
Total	$138,878,645	$0	$0	$138,878,645

ST Gov Fund	Level 1	Level 2	Level 3	Total
Mortgage Backed Securities	$0	$14,515,749	$0	$14,515,749
U.S Government Notes/Bills	0	320,079	0	320,079
Short-Term Investments	106,073	0	0	106,073
Total	$106,073	$14,835,828	$0	$14,941,901

*Level 3 corporate bonds for High Income Fund includes a corporate bond valued at zero.

Please refer to the Schedules of Investments for sector classification.

A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments, are presented when a Fund has a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets.

The changes of the fair value of investments during the year ended July 31, 2023, for which the Funds have used Level 3 inputs to determine the fair value are as followed:

	Balance as	Transfers		Realized	Change in unrealized	Balance as
High Income Fund	7/31/2022	into Lv 3	Sales	Gain/(Loss)	appreciation/depreciation	7/31/2023
Common Stock	$165,342	$539*	$0	$0	$20,334	$186,215
Corporate Bonds	$41	$0	$0	$0	$0	$41
Convertible Preferred Stock	$155,480	$0	$0	$0	($18,210)	$137,270
Warrants	$35,080	$0	$0	$0	($19,547)	$15,533

Net changes in unrealized appreciation/depreciation attributable to Level 3 investments held at July 31, 2023 are ($37,408), $0, ($18,210) and ($19,547) for common stocks, corporate bonds, convertible preferred stocks and warrants, respectively.

*Transfers into Level 3 resulted from the unavailability to obtain prices from an independent pricing service. One security that transferred into Level 3 had a cost basis of $0. There were no purchases that resulted in a Level 3 security for the year ended July 31, 2023.

					Impact to
	Fair Value at	Valuation	Unobservable		Valuation from	Weighted
Asset Class	July 31, 2023	Technique	Inputs	Range	Input	Average
Common Stock	$162,963	Market Comparable Transaction	Indictive Value	$0.475 - $275.00	Increase	$64.49
Common Stock	$23,252	Market Comparable Companies	EBITDA Multiple	5.04x	Increase	N/A
Corporate Bonds	$41	Market Comparable Transaction	Indictive Value	$0.00 - $0.01	Increase	$0.01
Convertible Preferred Stock	$137,270	Market Comparable Transaction	Indictive Value	$0.8125 - $2,175.00	Increase	$1,482.13
Warrants	$15,533	Market Comparable Transaction	Indictive Value	$0.01 - $22.50	Increase	$22.49

Unobservable inputs used in the fair value measurement of the Funds’ investments are listed above. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the year ended July 31, 2023, were as follows:

	Purchases	Sales
Dividend Harvest Fund	$149,490,095	$66,590,429
Dividend Summit Fund	$635,547	$65,870
Growth & Income Fund	$3,036,980	$11,398,677
High Income Fund	$7,361,742	$10,928,590
MNA Resources Fund	$57,835,798	$77,125,307
Short Term Government Fund	$9,912,029	$12,667,828

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

Year Ended 7/31/2023:	Dividend	Dividend	Growth &	High	MNA	S-T
	Harvest	Summit	Income	Income	Resources	Gov
Class A	Fund	Fund	Fund	Fund	Fund	Fund
Shares sold	1,272,469	5,000	47,723	91,744	1,271,692	0
Shares issued from reinvestments	277,570	-	8,739	143,775	271,802	217
Shares redeemed	(1,220,573)	-	(96,887)	(536,746)	(3,769,487)	(46,206)
Net increase (decrease)	329,466	5,000	(40,425)	(301,227)	(2,225,993)	(45,989)

Class C
Shares sold	493,935	5,000	13,325	59,494	131,946	N/A
Shares issued from reinvestments	54,636	-	701	15,532	15,490	N/A
Shares redeemed	(223,047)	-	(13,772)	(99,002)	(665,300)	N/A
Net increase (decrease)	325,524	5,000	254	(23,976)	(517,864)	N/A

Class I
Shares sold	6,694,472	53,230	149,017	1,043,183	2,446,713	118,115
Shares issued from reinvestments	425,235	802	3,109	131,554	144,134	6,980
Shares redeemed	(2,598,173)	-	(148,685)	(1,322,176)	(2,675,892)	(665,156)
Net increase (decrease)	4,521,534	54,032	3,441	(147,439)	(85,045)	(540,061)

Year Ended 7/31/2022:	Dividend	Dividend	Growth &	High	MNA	S-T
	Harvest	Summit	Income	Income	Resources	Gov
Class A	Fund	Fund	Fund	Fund	Fund	Fund
Shares sold	1,251,790	-	88,839	564,274	1,894,851	28,090
Shares issued from reinvestments	163,355	-	3,867	113,606	255,482	1,459
Shares redeemed	(783,964)	-	(66,431)	(452,666)	(4,798,400)	(26,678)
Net increase (decrease)	631,181	-	26,275	225,214	(2,648,067)	2,871

Class C
Shares sold	461,695	-	26,844	163,188	133,950	N/A
Shares issued from reinvestments	26,067	-	389	11,726	15,578	N/A
Shares redeemed	(151,689)	-	(11,899)	(143,527)	(930,805)	N/A
Net increase (decrease)	336,073	-	15,334	31,387	(781,277)	N/A

Class I
Shares sold	3,984,127	-	237,761	1,865,616	4,461,895	240,726
Shares issued from reinvestments	152,901	-	2,560	101,343	98,535	52,063
Shares redeemed	(828,781)	-	(238,193)	(1,930,825)	(1,371,287)	(1,482,870)
Net increase (decrease)	3,308,247	-	2,128	36,134	3,189,143	(1,190,081)

NOTE 6: Income Tax Information

At July 31, 2023, the unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	Dividend	Dividend	Growth &	High	MNA	S-T
	Harvest	Summit	Income	Income	Resources	Gov
	Fund	Fund	Fund	Fund	Fund	Fund
Investments at cost	$300,380,881	$628,771	$53,378,647	$52,653,008	$117,092,925	$16,832,739
Unrealized appreciation	$49,157,610	$32,860	$31,074,920	$514,180	$26,625,264	$40,081
Unrealized depreciation	(11,498,458)	11,512	(258,865)	(6,354,988)	(4,839,544)	(1,930,919)
Net unrealized appreciation*	$37,659,152	$21,348	$30,816,055	$(5,840,808)	$21,785,720	$(1,890,838)

*Differences between financial reporting-basis and tax-basis unrealized appreciation/ (depreciation) are due to tax deferral of losses on wash sales.

The tax character of distributions paid was as follows:

	Dividend	Dividend	Growth &	High	MNA	S-T
	Harvest	Summit*	Income	Income	Resources	Gov
Year ended July 31, 2023:	Fund	Fund	Fund	Fund	Fund	Fund
Ordinary Income	$9,948,645	$9,220	$355,797	$2,530,290	$2,351,759	$66,402
Return of Capital	0	0	0	0	0	0
Capital Gain	3,710,190	0	572,872	0	0	0
	$13,658,835	$9,220	$928,669	$2,530,290	$2,351,759	$66,402

Year ended July 31, 2022:
Ordinary Income	$6,314,760	$ N/A	$173,028	$2,343,467	$1,822,960	$534,198
Capital Gain	429	N/A	505,135	0	0	0
	$6,315,189	$ N/A	$678,163	$2,343,467	$1,822,960	$534,198

* For the period May 1, 2023 (commencement of operations) to July 31, 2023.

As of July 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Dividend	Dividend	Growth &	High	MNA	S-T
	Harvest	Summit	Income	Income	Resources	Gov
	Fund	Fund	Fund	Fund	Fund	Fund
Undistributed ordinary income	$0	$0	$264,352	$63,637	$88,565	$17,985
Distributions Payable	0	0	0	(42,940)	0	0
Undistributed capital gain	0	0	795,914	0	0	0
Capital loss carryforward	(5,630,921)	(7,387)	0	(881,365)	(190,101,307)	(8,325,600)
Post-October losses deferred ^	(1,315,141)	0	0	0	0	0
Unrealized appreciation/ (depreciation)*	37,659,152	21,348	30,816,055	(5,840,808)	21,785,720	(1,890,838)
Total accumulated earnings/ (deficit)	$30,713,090	$13,961	$31,876,321	$(6,701,476)	$(168,227,022)	$(10,198,453)
* Differences between financial reporting-basis and tax-basis unrealized appreciation/ (depreciation) are due to tax deferral of losses on wash sales.
^ Funds can elect to defer incurred capital losses that occur after October 31 within the fiscal year.
Such losses are deemed to arise on the first business day of the following fiscal year for tax purposes.

The Funds’ capital loss carryforward amounts as of July 31, 2023 are as follows:

	Dividend	Dividend	Growth &	High	MNA	S-T
	Harvest	Summit	Income	Income	Resources	Gov
	Fund	Fund	Fund	Fund	Fund	Fund
Non-expiring S-T losses	$5,630,921*	$7,387	$0	$18,427	$105,524,743	$4,538,266
Non-expiring L-T losses	0	0	0	862,938	84,576,564	3,787,334
Total	$5,630,921	$7,387	$0	$881,365	$190,101,307	$8,325,600

Capital loss carryforward utilized	$368,337	$0	$0	$0	$17,924,236	$0

*Dividend Harvest Fund’s ability to use the capital loss carryforward of MD Sass Equity Fund may be limited by loss limitation rules under federal tax law.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management (“VFM”), the Funds’ investment adviser; Integrity Funds Distributor, LLC (“Integrity Funds Distributor” or “IFD”), the Funds’ underwriter and distributor; and Integrity Fund Services, the Funds’ transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC (“Corridor Investors” or “Corridor”), the Funds’ sponsor. For Integrity High Income Fund, JPMIM is the sub-adviser. For S-T Gov Fund, M.D. Sass Investor Services, Inc. is the sub-adviser. A Trustee of the Funds is also a Governor of Corridor.

VFM provides investment advisory and management services to the Funds. The Investment Advisory Agreement (the “Advisory Agreement”) provides for fees to be computed at an annual rate of each Fund’s average daily net assets. VFM has also contractually agreed to waive its management fee and to reimburse expenses that are not covered by the management fee, other than extraordinary or non-recurring expenses, taxes, brokerage fees, commissions and acquired fund fees and expenses, so that the net annual operating expenses do not exceed a certain rate. After November 29, 2023 (November 29, 2024 for Dividend Summit Fund), the expense limitations may be terminated or revised for the Funds. Expense limitations as of July 31, 2023, are stated below.

		Contractual Waiver %
	Advisory Fee %	Class A	Class C	Class I
Dividend Harvest Fund	0.75%	0.95%	1.70%	0.70%
Dividend Summit Fund*	0.75%	0.99%	1.74%	0.74%
Growth & Income Fund	1.00%	1.24%	1.99%	0.99%
High Income Fund	0.85%	0.99%	1.74%	0.74%
MNA Resources Fund	0.50%	1.50%	2.00%	1.00%
S-T Gov Fund	0.30%	0.80%	N/A	0.55%

* Fund commenced operations on May 1, 2023.

VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. There were voluntary waivers for the period of May 1, 2023 (commencement of operations) through July 31, 2023, for Dividend Summit Fund, beyond the expense limitation agreement to maintain a 0.00% expense ratio in the initial months of operation for each class of shares. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Twelve Months Ended 7/31/2023			Payable 7/31/2023
	Advisory	Waived	Reimb.	Advisory	Waived	Reimb.
Dividend Harvest Fund	$2,238,693	$1,443,402	$0	$213,357	$143,373	$0
Dividend Summit Fund*	$1,119	$1,119	$17,776	$406	$406	$6,066
Growth & Income Fund	$727,014	$429,172	$0	$69,768	$33,728	$0
High Income Fund	$417,472	$340,855	$0	$34,888	$26,502	$0
MNA Resources Fund	$705,737	$89,643	$0	$56,381	$13,788	$0
S-T Gov Fund	$49,488	$49,488	$37,286	$3,874	$3,874	$249

* Fund commenced operations on May 1, 2023.

VFM is entitled to recoup such amounts waived or reimbursed for a period of up to three years from the date on which VFM waived fees or reimbursed expenses for each Fund. Each Fund will make repayments to the VFM only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation.

Amounts subject to recoupment and expiration dates are as follows:

	7/31/2024		7/31/2025		7/31/2026
Dividend Harvest Fund		$833,118		$980,581	$1,443,402
Dividend Summit Fund	$	N/A	$	N/A	$18,895
Growth & Income Fund		$349,463		$478,641	$429,172
High Income Fund		$285,771		$367,256	$340,855
MNA Resources Fund		$110,668		$2,135	$89,643
S-T Gov Fund		$124,077		$102,559	$86,774

IFD serves as the principal underwriter and distributor for the Funds and receives sales charges deducted from Fund share sales proceeds and CDSC from applicable Fund share redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called “Distribution Plan expenses.” The Funds currently pay an annual distribution fee and/or service fee of up to 0.25% (0.50% for MNA Resources Fund) for Class A and 1.00% for Class C of the average daily net assets. Class I shares do not have a 12b-1 plan in place. Certain Officers of the Funds are also Officers and Governors of IFD.

	Twelve Months Ended 7/31/2023			Payable 7/31/2023
	Sales Charges	CDSC	Distribution Fees	Distribution Fees
Dividend Harvest Fund - A	$525,282	$0	$272,701	$23,407
Dividend Harvest Fund - C	$0	$2,723	$247,164	$23,415
Dividend Summit Fund – A*	$0	$0	$30	$11
Dividend Summit Fund – C*	$0	$0	$121	$43
Growth & Income Fund - A	$39,245	$0	$118,235	$10,853
Growth & Income Fund - C	$0	$454	$56,700	$5,322
High Income Fund - A	$7,261	$0	$58,977	$4,866
High Income Fund - C	$0	$0	$32,916	$2,788
MNA Resources Fund - A	$119,059	$0	$445,739	$35,549
MNA Resources Fund - C	$0	$147	$75,484	$5,374
S-T Gov Fund - A	$0	$0	$1,544	$101

* Fund commenced operations on May 1, 2023.

IFS acts as the transfer agent for High Income Fund and S-T Gov Fund at a monthly variable fee equal to 0.12% on the first $0 to $200 million and at a lower rate in excess of $200 million of the Funds’ average daily net assets on an annual basis and an additional fee of $500 per month for each additional share class plus reimbursement of out-of-pocket expenses and sub-transfer agent out-of-pocket expenses. IFS acts as the transfer agent for Dividend Harvest Fund, Dividend Summit Fund, Growth & Income Fund, and MNA Resources Fund at a monthly variable fee equal to 0.18% on the first $0 to $200 million, 0.15% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds’ average daily net assets on an annual basis and an additional fee of $500 per month for each additional share class plus reimbursement of out-of-pocket expenses and sub-transfer agent out-of-pocket expenses. Sub-transfer agent out-of-pocket expenses are included in the transfer agent fees below and in the transfer agent out-of-pocket balance on the Statements of Operations.

IFS also acts as the Funds’ administrative services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% on the first $0 to $200 million, 0.13% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds’ average daily net assets on an annual basis and an additional fee of $1,000 per month for each additional share class plus reimbursement of out-of-pocket expenses. Certain Officers of the Funds are also Officers and Governors of IFS.

	Twelve Months Ended 7/31/2023		Payable 7/31/2023
	Transfer	Admin.	Transfer	Admin.
	Agency Fees	Service Fees	Agency Fees	Service Fees
Dividend Harvest Fund	$567,263	$456,039	$51,462	$42,757
Dividend Summit Fund*	$3,396	$12,176	$1,242	$4,152
Growth & Income Fund	$165,348	$149,780	$21,917	$13,843
High Income Fund	$87,069	$116,759	$14,700	$9,823
MNA Resources Fund	$377,362	$245,605	$58,863	$19,862
S-T Gov Fund	$31,297	$59,022	$7,143	$4,856

* Fund commenced operations on May 1, 2023.

NOTE 8: Principal Risks

The High Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The MNA Resources Fund invests significantly in relatively few sectors, primarily the energy sector, and has more exposure to the price movement of this sector than funds that diversify their investments among many sectors.

NOTE 9: Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At July 31, 2023, the following shareholder held over 25% of S-T Gov Class I’s shares outstanding:

Marc Brownstein       35.52%

NOTE 10: Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no such events requiring disclosure.

INTEGRITY DIVIDEND HARVEST FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
NET ASSET VALUE, BEGINNING OF PERIOD	$16.33	$15.12	$12.71	$14.06	$14.24

Income (loss) from investment operations:
Net investment income (loss) (1))	$0.52	$0.50	$0.47	$0.48	$0.44
Net realized and unrealized gain (loss) on investments (2)	0.31	1.21	2.41	(0.74)	0.66
Total from investment operations	$0.83	$1.71	$2.88	$(0.26)	$1.10

Less Distributions:
Dividends from net investment income	$(0.51)	$(0.50)	$(0.47)	$(0.49)	$(0.43)
Distributions from return of capital	0.00	0.00	0.00	(0.01)	0.00
Distributions from net realized gains	(0.21)	0.00	0.00	(0.59)	(0.85)
Total distributions	$(0.72)	$(0.50)	$(0.47)	$(1.09)	$(1.28)

NET ASSET VALUE, END OF PERIOD	$16.44	$16.33	$15.12	$12.71	$14.06

Total Return (excludes any applicable sales charge)	5.31%	11.41%	23.09%	(2.39%)	8.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$111,909	$105,799	$88,405	$80,762	$91,602
Ratio of expenses to average net assets after waivers (3)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets before waivers	1.43%	1.44%	1.48%	1.50%	1.51%
Ratio of net investment income to average net assets (3)	3.23%	3.13%	3.39%	3.58%	3.17%
Portfolio turnover rate	22.79%	14.84%	42.14%	51.62%	47.71%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
NET ASSET VALUE, BEGINNING OF PERIOD	$16.19	$15.00	$12.61	$13.96	$14.15

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.39	$0.38	$0.37	$0.38	$0.34
Net realized and unrealized gain (loss) on investments (2)	0.31	1.19	2.39	(0.74)	0.65
Total from investment operations	$0.70	$1.57	$2.76	$(0.36)	$0.99

Less Distributions:
Dividends from net investment income	$(0.39)	$(0.38)	$(0.37)	$(0.39)	$(0.33)
Distributions from return of capital	0.00	0.00	0.00	(0.01)	0.00
Distributions from net realized gains	(0.21)	0.00	0.00	(0.59)	(0.85)
Total distributions	$(0.60)	$(0.38)	$(0.37)	$(0.99)	$(1.18)

NET ASSET VALUE, END OF PERIOD	$16.29	$16.19	$15.00	$12.61	$13.96

Total Return (excludes any applicable sales charge)	4.50%	10.54%	22.19%	(3.13%)	7.92%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$27,906	$22,463	$15,762	$14,194	$13,637
Ratio of expenses to average net assets after waivers (3)	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of expenses to average net assets before waivers	2.18%	2.19%	2.23%	2.25%	2.26%
Ratio of net investment income to average net assets (3)	2.48%	2.38%	2.64%	2.83%	2.42%
Portfolio turnover rate	22.79%	14.84%	42.14%	51.62%	47.71%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
NET ASSET VALUE, BEGINNING OF PERIOD	$16.34	$15.13	$12.72	$14.07	$14.25

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.56	$0.55	$0.51	$0.51	$0.48
Net realized and unrealized gain (loss) on investments (2)	0.31	1.20	2.41	(0.74)	0.66
Total from investment operations	$0.87	$1.75	$2.92	$(0.23)	$1.14

Less Distributions:
Dividends from net investment income	$(0.55)	$(0.54)	$(0.51)	$(0.52)	$(0.47)
Distributions from return of capital	0.00	0.00	0.00	(0.01)	0.00
Distributions from net realized gains	(0.21)	0.00	0.00	(0.59)	(0.85)
Total distributions	$(0.76)	$(0.54)	$(0.51)	$(1.12)	$(1.32)

NET ASSET VALUE, END OF PERIOD	$16.45	$16.34	$15.13	$12.72	$14.07

Total Return (excludes any applicable sales charge)	5.58%	11.68%	23.38%	(2.14%)	9.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$198,461	$123,271	$64,062	$52,298	$30,794
Ratio of expenses to average net assets after waivers (3)	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of expenses to average net assets before waivers	1.18%	1.19%	1.23%	1.25%	1.26%
Ratio of net investment income to average net assets (3)	3.48%	3.38%	3.64%	3.83%	3.42%
Portfolio turnover rate	22.79%	14.84%	42.14%	51.62%	47.71%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND SUMMIT FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

Period
From
5/1/23* to
7/31/23
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

Income (loss) from investment operations:
Net investment income (loss) (1))	$0.15
Net realized and unrealized gain (loss) on investments (2)	0.17
Total from investment operations	$0.32

Less Distributions:
Dividends from net investment income	$(0.15)
Total distributions	$(0.15)

NET ASSET VALUE, END OF PERIOD	$10.17

Total Return (excludes any applicable sales charge) #	3.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$51
Ratio of expenses to average net assets after waivers ^ (3)(4)	0.00%
Ratio of expenses to average net assets before waivers ^	12.71%
Ratio of net investment income to average net assets ^ (3)(4)	5.95%
Portfolio turnover rate #	11.50%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
(4)	The voluntary waiver, based on average net assets, amounted to 0.99% for the period May 1, 2023 (commencement of operations) through July 31, 2023.
*	Commencement of operations.
#	Not annualized for periods less than one year.
^	Annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND SUMMIT FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

Period
From
5/1/23* to
7/31/23
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.13
Net realized and unrealized gain (loss) on investments (2)	0.19
Total from investment operations	$0.32

Less Distributions:
Dividends from net investment income	$(0.13)
Total distributions	$(0.13)

NET ASSET VALUE, END OF PERIOD	$10.19

Total Return (excludes any applicable sales charge) #	3.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$51
Ratio of expenses to average net assets after waivers ^ (3)(4)	0.00%
Ratio of expenses to average net assets before waivers ^	13.45%
Ratio of net investment income to average net assets ^ (3)(4)	5.21%
Portfolio turnover rate #	11.50%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
(4)	The voluntary waiver, based on average net assets, amounted to 1.74% for the period May 1, 2023 (commencement of operations) through July 31, 2023.
*	Commencement of operations.
#	Not annualized for periods less than one year.
^	Annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND SUMMIT FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

Period
From
5/1/23* to
7/31/23
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

Income (loss) from investment operations:
Net investment income (loss) (1))	$0.15
Net realized and unrealized gain (loss) on investments (2)	0.17
Total from investment operations	$0.32

Less Distributions:
Dividends from net investment income	$(0.15)
Total distributions	$(0.15)

NET ASSET VALUE, END OF PERIOD	$10.17

Total Return (excludes any applicable sales charge) #	3.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$549
Ratio of expenses to average net assets after waivers ^ (3)(4)	0.00%
Ratio of expenses to average net assets before waivers ^	12.42%
Ratio of net investment income to average net assets ^ (3)(4)	6.20%
Portfolio turnover rate #	11.50%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
(4)	The voluntary waiver, based on average net assets, amounted to 0.74% for the period May 1, 2023 (commencement of operations) through July 31, 2023.
*	Commencement of operations.
#	Not annualized for periods less than one year.
^	Annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
NET ASSET VALUE, BEGINNING OF PERIOD	$73.72	$80.95	$60.74	$59.55	$56.62

Income (loss) from investment operations:
Net investment income (loss) (1)	0.44	0.16	0.29	$0.57	$0.62
Net realized and unrealized gain (loss) on investments (2)	8.92	(6.83)	20.35	6.17	5.57
Total from investment operations	$9.36	$(6.67)	$20.64	$6.74	$6.19

Less Distributions:
Dividends from net investment income	$(0.38)	$(0.08)	$(0.41)	$(0.83)	$(0.32)
Distributions from net realized gains	(0.59)	(0.48)	(0.02)	(4.72)	(2.94)
Total distributions	$(0.97)	$(0.56)	$(0.43)	$(5.55)	$(3.26)

NET ASSET VALUE, END OF PERIOD	$82.11	$73.72	$80.95	$60.74	$59.55

Total Return (excludes any applicable sales charge)	12.98%	(8.37%)	34.11%	11.42%	12.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$52,272	$49,909	$52,676	$39,422	$37,464
Ratio of expenses to average net assets after waivers (3)	1.24%	1.24%	1.24%	1.24%	1.25%
Ratio of expenses to average net assets before waivers	1.83%	1.80%	1.80%	1.87%	1.93%
Ratio of net investment income to average net assets (3)	0.60%	0.20%	0.41%	0.98%	1.11%
Portfolio turnover rate	4.29%	3.78%	11.22%	11.44%	14.11%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
NET ASSET VALUE, BEGINNING OF PERIOD	$71.41	$78.94	$59.67	$58.95	$56.45

Income (loss) from investment operations:
Net investment income (loss) (1)	$(0.11)	$(0.42)	$0.00	$0.70	$0.75
Net realized and unrealized gain (loss) on investments (2)	8.65	(6.63)	19.86	5.73	5.14
Total from investment operations	$8.54	$(7.05)	$19.86	$6.43	$5.89

Less Distributions:
Dividends from net investment income	$(0.00)	$0.00	$(0.57)	$(0.99)	$(0.45)
Distributions from net realized gains	(0.59)	(0.48)	(0.02)	(4.72)	(2.94)
Total distributions	$(0.59)	$(0.48)	$(0.59)	$(5.71)	$(3.39)

NET ASSET VALUE, END OF PERIOD	$79.36	$71.41	$78.94	$59.67	$58.95

Total Return (excludes any applicable sales charge)	12.14%	-9.05%	33.44%	10.97%	11.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$6,304	$5,655	$5,041	$1,092	$248
Ratio of expenses to average net assets after waivers (3)	1.99%	1.99%	1.85%	1.62%	1.68%
Ratio of expenses to average net assets before waivers	2.58%	2.55%	2.20%	1.62%	1.68%
Ratio of net investment income (loss) to average net assets (3)	(0.15%)	(0.55%)	0.00%	1.23%	1.36%
Portfolio turnover rate	4.29%	3.78%	11.22%	11.44%	14.11%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
NET ASSET VALUE, BEGINNING OF PERIOD	$73.85	$81.06	$60.80	$59.61	$56.68

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.62	$0.35	$0.48	$0.71	$0.76
Net realized and unrealized gain (loss) on investments (2)	8.94	(6.81)	20.37	6.19	5.58
Total from investment operations	$9.56	$(6.46)	$20.85	$6.90	$6.34

Less Distributions:
Dividends from net investment income	$(0.48)	$(0.27)	$(0.57)	$(0.99)	$(0.47)
Distributions from net realized gains	(0.59)	(0.48)	(0.02)	(4.72)	(2.94)
Total distributions	$(1.07)	$(0.75)	$(0.59)	$(5.71)	$(3.41)

NET ASSET VALUE, END OF PERIOD	$82.34	$73.85	$81.06	$60.80	$59.61

Total Return (excludes any applicable sales charge)	13.25%	(8.12%)	34.45%	11.68%	12.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$25,634	$22,735	$24,784	$9,367	$1,544
Ratio of expenses to average net assets after waivers (3)	0.99%	0.99%	0.99%	0.99%	1.00%
Ratio of expenses to average net assets before waivers	1.58%	1.54%	1.55%	1.62%	1.68%
Ratio of net investment income to average net assets (3)	0.85%	0.45%	0.66%	1.23%	1.36%
Portfolio turnover rate	4.29%	3.78%	11.22%	11.44%	14.11%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
NET ASSET VALUE, BEGINNING OF PERIOD	$7.33	$8.13	$7.65	$7.77	$7.66

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.36	$0.31	$0.32	$0.37	$0.39
Net realized and unrealized gain (loss) on investments (2)	(0.20)	(0.80)	0.48	(0.12)	0.11
Total from investment operations	$0.16	$(0.49)	$0.80	$0.25	$0.50

Less Distributions:
Dividends from net investment income	$(0.36)	$(0.31)	$(0.32)	$(0.37)	$(0.39)
Total distributions	$(0.36)	$(0.31)	$(0.32)	$(0.37)	$(0.39)

NET ASSET VALUE, END OF PERIOD	$7.13	$7.33	$8.13	$7.65	$7.77

Total Return (excludes any applicable sales charge)	2.41%	(6.14%)	10.62%	3.37%	6.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$22,891	$25,736	$26,725	$25,309	$24,704
Ratio of expenses to average net assets after waivers (3)	0.99%	0.99%	0.99%	0.95%	0.89%
Ratio of expenses to average net assets before waivers	1.68%	1.63%	1.63%	1.69%	1.74%
Ratio of net investment income to average net assets (3)	5.14%	3.99%	3.99%	4.86%	5.10%
Portfolio turnover rate	15.41%	21.04%	35.74%	35.02%	28.24%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
NET ASSET VALUE, BEGINNING OF PERIOD	$7.35	$8.15	$7.67	$7.78	$7.68

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.31	$0.25	$0.26	$0.31	$0.33
Net realized and unrealized gain (loss) on investments (2)	(0.20)	(0.80)	0.48	(0.11)	0.10
Total from investment operations	$0.11	$(0.55)	$0.74	$0.20	$0.43

Less Distributions:
Dividends from net investment income	$(0.31)	$(0.25)	$(0.26)	$(0.31)	$(0.33)
Total distributions	$(0.31)	$(0.25)	$(0.26)	$(0.31)	$(0.33)

NET ASSET VALUE, END OF PERIOD	$7.15	$7.35	$8.15	$7.67	$7.78

Total Return (excludes any applicable sales charge)	1.65%	(6.82%)	9.78%	2.74%	5.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$3,364	$3,364	$3,776	$2,753	$4,329
Ratio of expenses to average net assets after waivers (3)	1.74%	1.74%	1.74%	1.70%	1.64%
Ratio of expenses to average net assets before waivers	2.43%	2.38%	2.38%	2.44%	2.49%
Ratio of net investment income to average net assets (3)	4.39%	3.24%	3.24%	4.11%	4.35%
Portfolio turnover rate	15.41%	21.04%	35.74%	35.02%	28.24%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
NET ASSET VALUE, BEGINNING OF PERIOD	$7.32	$8.13	$7.64	$7.76	$7.66

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.38	$0.33	$0.34	$0.39	$0.41
Net realized and unrealized gain (loss) on investments (2)	(0.20)	(0.81)	0.49	(0.12)	0.10
Total from investment operations	$0.18	$(0.48)	$0.83	$0.27	$0.51

Less Distributions:
Dividends from net investment income	$(0.38)	$(0.33)	$(0.34)	$(0.39)	$(0.41)
Total distributions	$(0.38)	$(0.33)	$(0.34)	$(0.39)	$(0.41)

NET ASSET VALUE, END OF PERIOD	$7.12	$7.32	$8.13	$7.64	$7.76

Total Return (excludes any applicable sales charge)	2.66%	(6.04%)	11.04%	3.63%	6.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$22,577	$24,286	$26,652	$9,163	$9,023
Ratio of expenses to average net assets after waivers (3)	0.74%	0.74%	0.74%	0.70%	0.64%
Ratio of expenses to average net assets before waivers	1.43%	1.38%	1.37%	1.44%	1.49%
Ratio of net investment income to average net assets (3)	5.39%	4.24%	4.24%	5.11%	5.35%
Portfolio turnover rate	15.41%	21.04%	35.74%	35.02%	28.24%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	7/31/23	7/31/22	7/31/21		7/31/20	7/31/19
NET ASSET VALUE, BEGINNING OF PERIOD	$5.07	$3.74	$2.59		$4.28	$5.60

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.08	$0.06	$0.04		$0.07	$0.04
Net realized and unrealized gain (loss) on investments (2)	0.23	1.33	1.15		(1.66)	(1.34)
Total from investment operations	$0.31	$1.39	$1.19		$(1.59)	$(1.30)

Less Distributions:
Dividends from net investment income	$(0.08)	$(0.06)	$(0.04)		$(0.10)	$(0.02)
Distributions from return of capital	0.00	0.00	0.00	**	0.00	0.00
Total distributions	$(0.08)	$(0.06)	$(0.04)		$(0.10)	$(0.02)

NET ASSET VALUE, END OF PERIOD	$5.30	$5.07	$3.74		$2.59	$4.28

Total Return (excludes any applicable sales charge)	6.23%	37.38%	46.40%		(37.47%)	(23.11%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$87,706	$95,211	$80,091		$69,684	$158,438
Ratio of expenses to average net assets after waivers (3)	1.50%	1.50%	1.50%		1.50%	1.50%
Ratio of expenses to average net assets before waivers	1.56%	1.50%	1.60%		1.59%	1.53%
Ratio of net investment income (loss) to average net assets (3)	1.57%	1.36%	1.18%		2.09%	0.79%
Portfolio turnover rate	41.75%	51.12%	71.19%		79.67%	70.73%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
**	Amount is less than $0.005.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	7/31/23	7/31/22	7/31/21		7/31/20	7/31/19
NET ASSET VALUE, BEGINNING OF PERIOD	$5.04	$3.71	$2.57		$4.23	$5.53

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.05	$0.04	$0.02		$0.05	$0.01
Net realized and unrealized gain (loss) on investments (2)	0.22	1.32	1.14		(1.64)	(1.31)
Total from investment operations	$0.27	$1.36	$1.16		$(1.59)	$(1.30)

Less Distributions:
Dividends from net investment income	$(0.05)	$(0.03)	$(0.02)		$(0.07)	$0.00
Distributions from return of capital	0.00	0.00	0.00	**	0.00	0.00
Total distributions	$(0.05)	$(0.03)	$(0.02)		$(0.07)	$0.00

NET ASSET VALUE, END OF PERIOD	$5.26	$5.04	$3.71		$2.57	$4.23

Total Return (excludes any applicable sales charge)	5.50%	36.90%	45.65%		(37.78%)	(23.51%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$6,571	$8,893	$9,451		$9,730	$17,463
Ratio of expenses to average net assets after waivers (3)	2.00%	2.00%	2.00%		2.00%	2.00%
Ratio of expenses to average net assets before waivers	2.06%	2.00%	2.10%		2.09%	2.03%
Ratio of net investment income (loss) to average net assets (3)	1.07%	0.85%	0.68%		1.58%	0.29%
Portfolio turnover rate	41.75%	51.12%	71.19%		79.67%	70.73%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
**	Amount is less than $0.005.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY MID-NORTH AMERICAN RESOURCES FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	7/31/23	7/31/22	7/31/21		7/31/20	7/31/19
NET ASSET VALUE, BEGINNING OF PERIOD	$5.03	$3.71	$2.57		$4.26	$5.60

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.10	$0.08	$0.06		$0.09	$0.06
Net realized and unrealized gain (loss) on investments (2)	0.22	1.32	1.14		(1.64)	(1.35)
Total from investment operations	$0.32	$1.40	$1.20		$(1.55)	$(1.29)

Less Distributions:
Dividends from net investment income	$(0.10)	$(0.08)	$(0.06)		$(0.14)	$(0.05)
Distributions from return of capital	0.00	0.00	0.00	**	0.00	0.00
Total distributions	$(0.10)	$(0.08)	$(0.06)		$(0.14)	$(0.05)

NET ASSET VALUE, END OF PERIOD	$5.25	$5.03	$3.71		$2.57	$4.26

Total Return (excludes any applicable sales charge)	6.65%	38.17%	47.12%		(37.04%)	(22.84%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$44,404	$42,940	$19,839		$9,069	$20,898
Ratio of expenses to average net assets after waivers (3)	1.00%	1.00%	1.00%		1.00%	1.00%
Ratio of expenses to average net assets before waivers	1.06%	1.00%	1.08%		1.09%	1.03%
Ratio of net investment income to average net assets (3)	2.07%	1.86%	1.68%		2.59%	1.29%
Portfolio turnover rate	41.75%	51.12%	71.19%		79.67%	70.73%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.
**	Amount is less than $0.005.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY SHORT TERM GOVERNMENT FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

					Two	Period
	Year		Year	Year	Months	From
	Ended		Ended	Ended	Ended	1/21/20* to
	7/31/23		7/31/22	7/31/21	7/31/20	5/31/20
NET ASSET VALUE, BEGINNING OF PERIOD	$8.43		$8.98	$9.22	$9.21	$9.26

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.00	**	$0.07	$0.19	$0.02	$0.09
Net realized and unrealized gain (loss) on investments (2)	(0.18)		(0.47)	(0.14)	0.02	0.02
Total from investment operations	$(0.18)		$(0.40)	$0.05	$0.04	$0.11

Less Distributions:
Dividends from net investment income	$(0.02)		$(0.15)	$(0.29)	$(0.03)	$(0.16)
Total distributions	$(0.02)		$(0.15)	$(0.29)	$(0.03)	$(0.16)

NET ASSET VALUE, END OF PERIOD	$8.23		$8.43	$8.98	$9.22	$9.21

Total Return (excludes any applicable sales charge) #	(2.08%)		(4.51%)	0.50%	0.41%	1.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$308		$703	$724	$15	$15
Ratio of expenses to average net assets after waivers ^ (3)	0.80%		0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets before waivers ^	1.33%		1.18%	1.17%	1.33%	1.28%
Ratio of net investment income (loss) to average net assets ^ (3)	(0.10%)		0.84%	2.14%	1.53%	2.68%
Portfolio turnover rate #	60.63%		51.52%	140.79%	16.03%	65.85%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.
*	Commencement of operations. ** Amount is less than ($0.005).

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY SHORT TERM GOVERNMENT FUND CLASS I

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

				Two
	Year	Year	Year	Months	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	7/31/23	7/31/22	7/31/21	7/31/20	5/31/20	5/31/19
NET ASSET VALUE, BEGINNING OF PERIOD	$8.44	$8.98	$9.22	$9.21	$9.30	$9.36

Income (loss) from investment operations:
Net investment income (loss) (1)	$0.01	$0.09	$0.22	$0.03	$0.36	$0.29
Net realized and unrealized gain (loss) on investments (2)	(0.18)	(0.46)	(0.15)	0.01	(0.05)	(0.05)
Total from investment operations	$(0.17)	$(0.37)	$0.07	$0.04	$0.31	$0.24

Less Distributions:
Dividends from net investment income	$(0.03)	$(0.17)	$(0.31)	$(0.03)	$(0.40)	$(0.30)
Total distributions	$(0.03)	$(0.17)	$(0.31)	$(0.03)	$(0.40)	$(0.30)

NET ASSET VALUE, END OF PERIOD	$8.24	$8.44	$8.98	$9.22	$9.21	$9.30

Total Return (excludes any applicable sales charge) #	(1.97%)	(4.18%)	0.75%	0.46%	3.25%	2.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$14,704	$19,609	$31,576	$34,741	$21,038	$17,418
Ratio of expenses to average net assets after waivers ^ (3)	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of expenses to average net assets before waivers ^	1.08%	0.93%	0.93%	1.08%	1.21%	1.24%
Ratio of net investment income (loss) to average net assets ^ (3)	0.15%	1.09%	2.38%	1.78%	3.88%	3.11%
Portfolio turnover rate #	60.63%	51.52%	140.79%	16.03%	65.85%	15.24%

(1)	Per share net investment income (loss) has been calculated using the average daily shares method.
(2)

Net realized and unrealized gain/(loss) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

(3)	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

^	Annualized for periods less than one year.
#	Not annualized for periods less than one year.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Integrity Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Integrity Funds comprising the funds listed below (the “Funds”) as of July 31, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for each of the periods indicated below, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2023, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Integrity Dividend Harvest Fund Integrity Growth & Income Fund, Integrity High Income Fund, and Integrity Mid-North American Resources Fund	For the year ended July 31, 2023	For the years ended July 31, 2023, and 2022	For the years ended July 31, 2023, 2022, 2021, 2020, and 2019
Integrity Short Term Government Fund	For the year ended July 31, 2023	For the years ended July 31, 2023, and 2022	For the years ended July 31, 2023, 2022, and 2021, the two months ended July 31, 2020, and the years ended May 31, 2020, and 2019
Integrity Dividend Summit Fund	For the period from May 1, 2023 (commencement of operations) through July 31, 2023

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian, counterparties, and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Viking Fund Management since 2009.

COHEN & COMPANY, LTD.

Cleveland, Ohio

September 29, 2023

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Funds expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expenses
		Account	Account	Paid	Annualized
		Value	Value	During	Expense
		1/31/23	7/31/23	Period*	Ratio
Integrity Dividend Harvest Fund	Actual - Class A	$1,000.00	$1,006.30	$4.73	0.95%
	Actual - Class C	$1,000.00	$1,002.00	$8.44	1.70%
	Actual - Class I	$1,000.00	$1,007.00	$3.48	0.70%
	Hypothetical - Class A	$1,000.00	$1,020.08	$4.76	0.95%
	Hypothetical - Class C	$1,000.00	$1,016.36	$8.50	1.70%
	Hypothetical - Class I	$1,000.00	$1,021.32	$3.51	0.70%
Integrity Dividend Summit Fund**	Actual - Class A	$1,000.00	$1,032.50	$2.51	0.99%
	Actual - Class C	$1,000.00	$1,032.50	$4.41	1.74%
	Actual - Class I	$1,000.00	$1,033.10	$1.88	0.74%
	Hypothetical - Class A	$1,000.00	$1,010.00	$2.48	0.99%
	Hypothetical - Class C	$1,000.00	$1,008.13	$4.36	1.74%
	Hypothetical - Class I	$1,000.00	$1,010.62	$1.85	0.74%
Integrity Growth & Income Fund	Actual - Class A	$1,000.00	$1,110.80	$6.49	1.24%
	Actual - Class C	$1,000.00	$1,106.70	$8.20	1.57%
	Actual - Class I	$1,000.00	$1,112.30	$5.18	0.99%
	Hypothetical - Class A	$1,000.00	$1,018.65	$6.21	1.24%
	Hypothetical - Class C	$1,000.00	$1,017.01	$7.85	1.57%
	Hypothetical - Class I	$1,000.00	$1,019.89	$4.96	0.99%
Integrity High Income Fund	Actual - Class A	$1,000.00	$1,014.90	$4.95	0.99%
	Actual - Class C	$1,000.00	$1,012.60	$8.68	1.74%
	Actual - Class I	$1,000.00	$1,016.20	$3.70	0.74%
	Hypothetical - Class A	$1,000.00	$1,019.89	$4.96	0.99%
	Hypothetical - Class C	$1,000.00	$1,016.17	$8.70	1.74%
	Hypothetical - Class I	$1,000.00	$1,021.12	$3.71	0.74%
Integrity Mid-North American Resources Fund	Actual - Class A	$1,000.00	$984.10	$7.38	1.50%
	Actual - Class C	$1,000.00	$981.30	$9.83	2.00%
	Actual - Class I	$1,000.00	$986.60	$4.93	1.00%
	Hypothetical - Class A	$1,000.00	$1,017.36	$7.50	1.50%
	Hypothetical - Class C	$1,000.00	$1,014.88	$9.99	2.00%
	Hypothetical - Class I	$1,000.00	$1,019.84	$5.01	1.00%

Integrity Short Term Government Fund	Actual - Class A	$1,000.00	$1,000.30	$3.97	0.80%
	Actual - Class I	$1,000.00	$1,000.80	$2.73	0.55%
	Hypothetical - Class A	$1,000.00	$1,020.83	$4.01	0.80%
	Hypothetical - Class I	$1,000.00	$1,022.07	$2.76	0.55%

*Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied 181 days in the one-half year period, and divided by 365 days in the fiscal year (to reflect the one-half year period).
**Dividend Summit Fund’s beginning account value is as of May 1, 2023 (inception of operations).

LIQUIDITY RISK MANAGEMENT PROGRAM (unaudited)

The Integrity Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration each Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short- and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources. The Viking Funds’ Board of Trustees approved the appointment of the Funds’ investment adviser, Viking Fund Management Inc. ("Viking"), as the administrator of the LRMP.

Viking manages liquidity risks associated with the Funds’ investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of each Fund’s investment strategy, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis.

At a meeting held on April 28, 2023, Viking provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year. The report from Viking concluded that the Funds did not experience any significant liquidity challenges during the covered period, and the Funds’ LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Viking to oversee and manage liquidity risk and ensure the Funds are able to meet redemption requests without significant dilution to the remaining investors’ interest in the Funds. During the review period, the Funds’ portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments that the Funds reasonably expects to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Funds have not adopted a highly liquid investment minimum. The Funds’ investments were below the limitation on illiquid investments during the review period. Additionally, Viking indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

BOARD OF TRUSTEES AND OFFICERS (unaudited)

The Board of Trustees (“Board”) of the Funds consists of four Trustees (the “Trustees”). These same individuals, unless otherwise noted, also serve as trustees for the six series of Viking Mutual Funds. Three Trustees are not “interested persons” (75% of the total) as defined under the 1940 Act (the “Independent Trustees”). The remaining Trustee is “interested” (the “Interested Trustees”) by virtue of his affiliation with Viking Fund Management, LLC and its affiliates.”

For the purposes of this section, the “Fund Complex” consists of the six series of The Integrity Funds and the six series of Viking Mutual Funds.

Each Trustee serves a Fund until its termination; or until the Trustee’s retirement, resignation, or death; or otherwise as specified in the Funds’ organizational documents. Each Officer serves an annual term. The tables that follow show information for each Trustee and Officer of the Funds.

INDEPENDENT TRUSTEES
Name, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Wade A. Dokken Birth date: March 3, 1960 Began serving: February 2016 Funds overseen: 12 funds

Principal occupation(s): Member, WealthVest Financial Partners (2009 to present); Co-President, WealthVest Marketing (2009 to present), Trustee: Integrity Managed Portfolios (2016 to 2018), The Integrity Funds (2016 to present), and Viking Mutual Funds (2016 to present)

Other Directorships Held: Not Applicable

R. James Maxson Birth date: December 12, 1947 Began serving: June 2003 Funds overseen: 12 funds

Principal occupation(s): Attorney: Maxson Law Office P.C. (2002 to 2019); Trustee: Integrity Managed Portfolios (1999 to 2018), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Peoples State Bank of Velva

Jerry M. Stai Birth date: March 31, 1952 Began serving: January 2006 Funds overseen: 12 funds

Principal occupation(s): Minot State University (1999 to present); Trustee: Integrity Managed Portfolios (2006 to 2018), The Integrity Funds (2006 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

The Statement of Additional Information (“SAI”) contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

INTERESTED TRUSTEE
Name, Position with Trust, Date of Birth, Date Service Began, and Number of Funds Overseen in Fund Complex	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Robert E. Walstad(1) Chairman Birth date: August 16, 1944 Began serving: June 2003 Funds overseen: 12 funds

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Trustee and Chairman: Integrity Managed Portfolios (1996 to 2018), The Integrity Funds (2003 to present), and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

(1) Trustee who is an “interested person” of the Funds as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of being an Officer of the Funds and ownership in Corridor Investors, LLC the parent company of Viking Fund Management, Integrity Fund Services, and Integrity Fund Distributors.

The SAI contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

OTHER OFFICERS
Name, Position with Trust, Date of Birth, and Date Service Began	Principal Occupations for Past Five Years and Directorships Held During Past Five Years
Shannon D. Radke President Birth date: September 7, 1966 Began serving: August 1999

Principal occupation(s): Governor, CEO, and President (2009 to present): Corridor Investors, LLC; Governor and President (1998 to present) and Senior Portfolio Manager (1999 to present): Viking Fund Management, LLC; Governor and President (2009 to present): Integrity Fund Services, LLC and Integrity Funds Distributor, LLC; President: Integrity Managed Portfolios (2009 to 2018), The Integrity Funds (2009 to present), and Viking Mutual Funds (1999 to present)

Other Directorships Held: Minot Area Community Foundation

Peter A. Quist Vice President Birth date: February 23, 1934 Began serving: June 2003

Principal occupation(s): Governor (2009 to present): Corridor Investors, LLC; Attorney (inactive); Vice President: Integrity Managed Portfolios (1996 to 2018); The Integrity Funds (2003 to present); and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

Shelly Nahrstedt Treasurer Birth date: August 31, 1961 Began serving: August 2020

Principal occupation(s): Chief Operating Officer, Integrity Fund Services, LLC, and Treasurer, The Integrity Funds (2020 to present); Director of Financial Fund Administration, PNC Capital Advisors, LLC, and Treasurer, PNC Funds (2018-2019); Director, Cohen & Company (2003-2018).

Other Directorships Held: Not applicable

Brent M. Wheeler Secretary and Mutual Fund Chief Compliance Officer Birth date: October 9, 1970 Began serving: MF CCO: October 2005 Secretary: October 2009

Principal occupation(s): Mutual Fund Chief Compliance Officer: Integrity Managed Portfolios (2005 to 2018), The Integrity Funds, (2005 to present), and Viking Mutual Funds (2009 to present); Secretary: Integrity Managed Portfolios (2009 to 2018), The Integrity Funds and Viking Mutual Funds (2009 to present)

Other Directorships Held: Not Applicable

The SAI contains more information about the Funds’ Trustees and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

PRIVACY POLICY

Rev. 11/2017

FACTS	WHAT DOES INTEGRITY VIKING FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•         Social Security number, name, address

•         Account balance, transaction history, account transactions

•         Investment experience, wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Integrity Viking Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Integrity Viking Funds share?	Can you limit this sharing?
For our everyday business purposes- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes- information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-800-601-5593 or go to www.integrityvikingfunds.com

PRIVACY POLICY (Continued)

Who we are
Who is providing this notice?	Integrity Viking Funds (a family of investment companies)

What we do
How does Integrity Viking Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We

•         train employees on privacy, information security and protection of client information.

•         limit access to nonpublic personal information to those employees requiring such information in performing their job functions.

How does Integrity Viking Funds collect my personal information?

We collect your personal information, for example, when you:

•         open an account or seek financial or tax advice

•         provide account information or give us your contact information

•         make a wire transfer

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•         sharing for affiliates’ everyday business purposes-information about your creditworthiness

•         affiliates from using your information to market to you

•         sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies

•         The Integrity Funds

•         Viking Mutual Funds

•         Corridor Investors, LLC

•         Viking Fund Management, LLC

•         Integrity Funds Distributor, LLC

•         Integrity Fund Services, LLC

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Integrity Viking Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Integrity Viking Funds doesn’t jointly market.

Integrity Viking Funds includes:

•         The Integrity Funds

•         Viking Mutual Funds

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios are available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds’ website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval (“EDGAR”) database on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(s). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT(s) and N-CSR(s) are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-PORT(s) and N-CSR(s) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds’ website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of their prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Equity Funds

Integrity Dividend Harvest Fund

Integrity Dividend Summit Fund

Integrity Growth & Income Fund

Integrity Mid-North American Resources Fund

Corporate Bond Fund

Integrity High Income Fund

State-Specific Tax-Exempt Bond Funds

Viking Tax-Free Fund for North Dakota

Viking Tax-Free Fund for Montana

Kansas Municipal Fund

Maine Municipal Fund

Nebraska Municipal Fund

Oklahoma Municipal Fund

Government Bond Fund

Integrity Short Term Government Fund

Item 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR that applies to the registrant’s principal executive officer and principal financial officer (herein referred to as the “Code”). There were no amendments to the Code during the period covered by this report. The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period of this report. The Code is available on the Integrity Viking Funds website at http://www.integrityvikingfunds.com. A copy of the Code is also available, without charge, upon request by calling 800-601-5593. The Code is filed herewith pursuant to Item 12(a)(1) as EX-99.CODE ETH.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Jerry Stai is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Stai is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by Cohen Fund Audit Services, Ltd. (“Cohen”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $102,552 for the year ended July 31, 2023 and $74,048 for the year ended July 31, 2022.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by Cohen that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended July 31, 2023 and $0 for the year ended July 31, 2022.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by Cohen for tax compliance, tax advice, and tax planning were $15,275 for the year ended July 31, 2022 and $12,500 for the year ended July 31, 2022. Such services included review of excise distribution calculations (if applicable), preparation of the Trust’s federal, state, and excise tax returns, tax services related to mergers, and routine counseling.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by Cohen, other than the services reported in paragraphs (a) through (c) of this Item: None.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures

The registrant’s audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)	Percentage of services referred to in 4(b) through 4(d) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

0% of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year-end were performed by Cohen’s full-time permanent employees.

(g)	Non-Audit Fees: None.

(h)

Principal Accountant’s Independence: The registrant’s auditor did not provide any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by, or controlled with the registrant’s investment adviser that provides ongoing services to the registrant.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)	(1)	Code of ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99. CODE ETH.

	(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the 1940 Act (17 CFR 270.30a-2) is filed and attached hereto as EX-99. CERT.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

Date: October 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

Date: October 4, 2023

By: /s/ Shelly Nahrstedt
Shelly Nahrstedt
Treasurer

Date: October 4, 2023